______________________________________________________________________

                       CITICORP MORTGAGE SECURITIES, INC.



                              Packager and Servicer



                                       And


                                    [TRUSTEE]



                                     Trustee




     ______________________________________________________________________


                         POOLING AND SERVICING AGREEMENT



                          Dated as of ________ 1, 1999

     ______________________________________________________________________

                        REMIC PASS-THROUGH CERTIFICATES,
                                SERIES 1999-____

                                  ARTICLE I-XI
                           INCORPORATION BY REFERENCE

                                   ARTICLE XII
                     TERMS FOR SERIES 1999-____ CERTIFICATES
Section 12.01. General Terms for Certificates..................................7
Section 12.02. Additional Terms and Definitions...............................15
                           Accretion Directed CitiCertificates................15
                           Accretion Distribution Amount......................15
                           Accretion Termination Date.........................15
                           Accrual CitiCertificates...........................16
                           Accrual Date.......................................16
                           Advance Account Trigger Applicability..............16
                           Assumed Reinvestment Rate..........................16
                           Authenticating Agent...............................16
                           Available PO Loss Funds............................16
                           Book-Entry Certificates............................16
                           Cash Deposited into Certificate Account............16
                           Certificate Registrar..............................16
                           Class A Non-PO Principal Amount....................17
                           Class A Optimal Principal Amount...................17
                           Class A Percentage.................................17
                           Class A PO Principal Amount........................17
                           Class A PO Subclass................................18
                           Class A Prepayment Percentage......................18
                           Class A Principal Amount...........................19
                           Class A Principal Distribution Amount..............19
                           Class A Subclass Stated Amount.....................19
                           Class A-IO Interest Amount.........................20
                           Class A-IO Notional Amount.........................20
                           Class A-_ Notional Amount..........................20
                           Class A-__ Loss Amount.............................20
                           Class A-__ and Class A-__ Percentage...............20
                           Class A-__ and Class A-__ Priority Amount..........20
                           Class A-__ and Class A-__ Shift Percentage.........20
                           Class A-__ and Class A-__ Prepayment Shift
                           Percentage.........................................20
                           Class A-__ Loss Allocation Amount..................21
                           Class A-__ Policy Payments Account.................27
                           Class A-__ Notional Amount.........................21
                           Class B Percentage.................................21
                           Class B Prepayment Percentage......................21
                           Class L Regular Interests..........................21
                           Clearing Agency....................................21
                           Constituent REMICs.................................18
                           Corporate Trust Office.............................21

                           Current Class B-1 Subordination Level..............21
                           Current Class B-2 Subordination Level..............21
                           Current Class B-3 Subordination Level..............22
                           Current Class B-4 Subordination Level..............22
                           Current Class M Subordination Level................22
                           Cut-Off Date.......................................22
                           Deceased Holder....................................22
                           Deficiency Amount..................................22
                           Definitive Certificates............................22
                           Denominations......................................22
                           Deposit Date.......................................23
                           Depository.........................................23
                           Designated Interest Accrual Date...................23
                           Determination Date.................................23
                           Discount Mortgage Loan.............................23
                           Distributable Class A-IO Interest Amount............D
                           Distribution Date..................................23
                           ERISA Restricted CitiCertificates..................23
                           Extraordinary Losses...............................23
                           Individual Retail CitiCertificate..................23
                           Initial Bankruptcy Loss Amount.....................23
                           Initial Fraud Loss Amount..........................23
                           Initial Special Hazard Loss Amount.................23
                           Initial Special Hazard Percentage..................23
                           Initial Stated Amount..............................23
                           Insurance Agreement................................23
                           Insurance Policy...................................24
                           Insurance Premium..................................24
                           Insured Certificates...............................24
                           Insured Payment....................................24
                           Insurer............................................24
                           Interest Accrual Period............................24
                           Investment Account.................................24
                           Investor Rate......................................24
                           Issue Date.........................................24
                           Last Scheduled Distribution Date...................24
                           Lower-Tier Certificates............................24
                           Lower-Tier REMIC...................................24
                           Mortgage Document Custodian........................25
                           Mortgage Loans.....................................25
                           Mortgage Note Custodian............................25
                           Net Note Rate......................................25
                           Non-PO Percentage..................................25
                           Non-PO Pool Adjusted Balance.......................25
                           Notices............................................25
                           Original Class A Percentage........................25

                           Original Class A Stated Amount.....................25
                           Original Class B-1 Percentage......................25
                           Original Class B-1 Stated Amount...................25
                           Original Class B-1 Subordination Level.............25
                           Original Class B-2 Percentage......................26
                           Original Class B-2 Stated Amount...................26
                           Original Class B-2 Subordination Level.............26
                           Original Class B-3 Percentage......................26
                           Original Class B-3 Stated Amount...................26
                           Original Class B-3 Subordination Level.............26
                           Original Class B-4 Percentage......................26
                           Original Class B-4 Stated Amount...................26
                           Original Class B-4 Subordination Level.............26
                           Original Class B-5 Percentage......................26
                           Original Class B-5 Stated Amount...................26
                           Original Class M Percentage........................26
                           Original Class M Stated Amount.....................26
                           Original Class M Subordination Level...............26
                           Original Subordinated Stated Amount................26
                           PAC Balance Amount.................................26
                           PAC Certificates...................................26
                           Participant........................................26
                           Paying Agent.......................................27
                           Planned Balance....................................27
                           PO Loss Amount.....................................27
                           PO Percentage......................................27
                           Preference Amount..................................27
                           Premium Mortgage Loan..............................27
                           Private Certificates...............................27
                           Rating Agencies....................................27
                           Record Date........................................27
                           Reserve Fund.......................................27
                           Reserve Withdrawl..................................27
                           Retail CitiCertificates............................28
                           Retail Reserve Fund................................28
                           Right to Repurchase................................28
                           Schedule I TAC Balance Amount......................28
                           Schedule II TAC Balance Amount.....................28
                           Schedule I Targeted Balance........................28
                           Schedule II Targeted Balance.......................28
                           Scheduled Principal Amount.........................28
                           Servicing Fee......................................28
                           Single Certificate.................................29
                           Startup Day........................................29
                           Stated Rate........................................29
                           TAC Balance Amount.................................29

                           TAC Certificates...................................29
                           Targeted Balance...................................29
                           Trustee Advances...................................29
                           Unpaid PO Loss Amount..............................29
                           Unscheduled Principal Amount.......................29
                           Upper-Tier Certificates............................29
                           Upper-Tier REMIC...................................29
                           Voting Interest....................................30
Section 12.03. Wire Transfer Eligibility......................................30
Section 12.04. REMIC-Related Covenants........................................30
Section 12.05. Expenses and Liabilities of the Trust Fund.....................32
Section 12.06. Tax Matters Person.............................................32
Section 12.07. Distributions in Reduction of Stated Amount of the Retail
               CitiCertificates...............................................32
Section 12.08. The Insurance Policy...........................................38
Section 12.06. Replacement of the Insurance Policy............................41

                                  ARTICLE XIII
                 SUBORDINATION; PRIORITIES; ALLOCATION OF LOSSES
Section 13.01. Subordination; Priority of Distributions.......................42
Section 13.02. Allocation of Realized Losses; Recoveries......................46
Section 13.03. Class L Regular Interests Allocations and Distributions........48
Section 13.04. Distributions on the Residual Certificates.....................49



                                    EXHIBITS
EXHIBIT A-1           Form of Class A-_, A-_, A-_, A-_and A-__
                      CitiCertificates [general form]......................A-1-1
EXHIBIT A-2           Form of Class A-_ CitiCertificates [interest-only
                      class]...............................................A-2-1
EXHIBIT A-3           Form of Class A-_ CitiCertificates [principal-only
                      class]...............................................A-3-1
EXHIBIT A-4           [intentionally omitted]..............................A-4-1
EXHIBIT A-5           Form of Class A-__ CitiCertificates [retail class]...A-5-1
EXHIBIT A-6           Form of Class A-IO CitiCertificates..................A-9-1
EXHIBIT A-7           Form of Class M CitiCertificates....................A-10-1
EXHIBIT A-8           Form of Class B-1 through B-2 CitiCertificates......A-11-1
EXHIBIT A-9           Form of Class B-3 through B-5 CitiCertificates......A-12-1
EXHIBIT A-10          Form of Residual Class LR Certificates..............A-13-1
EXHIBIT A-11          Form of Residual Class R Certificates...............A-14-1
EXHIBIT B             Schedule of Mortgage Loans - Deemed Incorporated.......B-1
EXHIBIT C             Form of Mortgage Document Custodial Agreement..........C-1
EXHIBIT D             Form of Subservicing Agreement.........................D-1
EXHIBIT E             Form of Purchaser Letter...............................E-1
EXHIBIT F             Form of ERISA Letter...................................F-1
[EXHIBIT G            Targeted Balances, Schedule I Targeted Balances,
                      Schedule II Targeted Balances].........................G-1
[EXHIBIT H            Planned Balances]......................................H-1
[EXHIBIT I            Insurance Policy]......................................I-1

         THIS POOLING AND SERVICING AGREEMENT ("this Pooling Agreement" or "this Agreement"), dated as of ________ 1, 1999, between CITICORP MORTGAGE SECURITIES, INC., a corporation organized and existing under the laws of the State of Delaware ("CMSI"), and [TRUSTEE, a New York banking corporation,] [TRUSTEE, a Massachusetts trust company,] in its individual capacity and as trustee (the "Trustee").

                                WITNESSETH THAT:

         In the regular course of their business, certain affiliates of CMSI originate and acquire Mortgage Loans. CMSI and the Trustee wish to set forth the terms and conditions pursuant to which the Trust Fund will acquire the Mortgage Loans listed in Exhibit B hereto. Certificates will be issued to Holders evidencing ownership interests in such Trust Fund and CMSI will manage and service such Mortgage Loans. In consideration of the mutual agreements herein contained, CMSI and the Trustee agree as follows:


                                  ARTICLES I-XI

                           INCORPORATION BY REFERENCE

         Those certain Standard Terms for Pooling and Servicing Agreements for CitiCertificates dated as of ________ 1, 1999 (the "Standard Terms"), a copy of which is attached hereto, as amended hereby, are incorporated by reference herein as if set forth in full. Such Standard Terms, as so amended, are hereby affirmed by, and shall constitute a part of this Agreement between, the parties hereto. For purposes of this Pooling Agreement and the Certificates executed and delivered hereunder, the terms "this Agreement," "herein," "hereof" and words of similar import shall refer to this Pooling Agreement including the Standard Terms as incorporated herein with such modifications or amendments with respect to the related series of Certificates as may be set forth in this Pooling Agreement.


                                   ARTICLE XII

                     TERMS FOR SERIES 1999-____ CERTIFICATES

         On ________, 1999 (the "Issue Date"), there shall be established pursuant to the terms of, and authenticated under, this Pooling Agreement a series of certificates known and designated as "Citicorp Mortgage Securities, Inc., REMIC Pass-Through Certificates, Series 1999-____" (the "Certificates"). [An] Election[s] will be made pursuant to this Agreement to treat the Trust as [a] [two separate] REMIC[s] for federal income tax purposes. The Certificates shall consist of (i) one Class consisting of __________ Subclasses of CitiCertificates (each a "Class A Subclass") designated as "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-1 CitiCertificates" (the "Class A-1 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-__, Senior Class A-2 CitiCertificates" (the "Class A-2 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-3 CitiCertificates" (the "Class A-3 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-4 CitiCertificates" (the "Class A-4 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-5 CitiCertificates" (the "Class A-5 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-6 CitiCertificates" (the "Class A-6 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-7 CitiCertificates" (the "Class A-7 CitiCertificates") "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-8 CitiCertificates" (the "Class A-8 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-9 CitiCertificates" (the "Class A-9 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-10 CitiCertificates" (the "Class A-10 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-11 CitiCertificates" (the "Class A-11 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-12 CitiCertificates" (the "Class A-12 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-13 CitiCertificates" (the "Class A-13 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-14 CitiCertificates" (the "Class A-14 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-15 CitiCertificates" (the "Class A-15 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-16 CitiCertificates" (the "Class A-16 CitiCertificates") "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-17 CitiCertificates" (the "Class A-17 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-18 CitiCertificates" (the "Class A-18 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-19 CitiCertificates" (the "Class A-19 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-20 CitiCertificates" (the "Class A-20 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-21 CitiCertificates" (the "Class A-21 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-22 CitiCertificates" (the "Class A-22 CitiCertificates") and "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Senior Class A-IO CitiCertificates" (the "Class A-IO CitiCertificates"); (ii) one Class of CitiCertificates designated as "Citicorp Mortgage Securities, Inc., REMIC Pass-Through Certificates, Series 1999-____, Senior Subordinated Class M CitiCertificates" (the "Class M CitiCertificates"); (iii) one Class consisting of five Subclasses of CitiCertificates (each a "Class B Subclass") designated as "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Subordinated Class B-1 CitiCertificates" (the "Class B-1 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Subordinated Class B-2 CitiCertificates" (the "Class B-2 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates,

Series 1999-____, Subordinated Class B-3 CitiCertificates" (the "Class B-3 CitiCertificates"), "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Subordinated Class B-4 CitiCertificates" (the "Class B-4 CitiCertificates") and "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Subordinated Class B-5 CitiCertificates" (the "Class B-5 CitiCertificates") (collectively, the "Class B CitiCertificates," and together with the Class A, Class A-IO and Class M CitiCertificates, the "CitiCertificates"); [(iv) two classes of uncertificated interests designated as "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Class L-1 Regular Interest" (the "Class L-1 Regular Interest") and "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Class L-2 Regular Interest" (the "Class L-2 Regular Interest");] and (v) [one] [two] class[es] of residual interests designated as ["Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Class R Certificate" (the "Class R Certificate") and] "Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-____, Class LR Certificate" (the "Class LR Certificate," [and together with the Class R Certificate,] [or] the "Residual Certificate[s]").

         The Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-IO, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 CitiCertificates, [the Class L-1 Regular Interest and the Class L-2 Regular Interest] are hereby designated as "regular interests" in the [Lower-Tier] REMIC [and the Class A-__, Class A-__, Class A-__, Class A-__, Class A-__ and Class A-__ CitiCertificates are hereby designated as "regular interests" in the Upper-Tier REMIC] within the meaning of Code Section 860G(a)(1). The Class LR Certificate is hereby designated as the "residual interest" in the [Lower-Tier] REMIC [and the Class R Certificate is hereby designated as the "residual interest" in the Upper-Tier REMIC] within the meaning of Code Section 860G(a)(2). The CitiCertificates, [the Class L-1 Regular Interest, the Class L-2 Regular Interest] and the Residual Certificate[s] shall have the terms provided for in this Pooling Agreement (including the Standard Terms, as modified, amended and supplemented hereby).

         [The Trustee acknowledges that it is holding the Class L Regular Interests as assets of the Upper-Tier REMIC.]

         Distributions on the Class M CitiCertificates are subordinated to distributions on the Class A CitiCertificates, distributions on the Class B CitiCertificates are subordinated to distributions on the Class A and Class M CitiCertificates and distributions on each Subclass of the Class B CitiCertificates are subordinated to distributions on each Subclass of the Class B CitiCertificates having a lower numerical designation, in each case to the extent provided in Article XIII.

         Section 12.01.....General Terms for Certificates.

         (a) The Class A CitiCertificates, the Class M CitiCertificates, the Class B CitiCertificates, [the Class L-1 Regular Interest and the Class L-2 Regular Interest] shall have the following respective Initial Stated Amounts, initial Notional Amounts, Stated Rates and Last Scheduled Distribution Dates:

                               Initial Stated     Stated    Last Scheduled
                                  Amount           Rate    Distribution Date (1)
                                  ------           ----    ---------------------
Class A-1 CitiCertificates     $___________        ____%     ______ 25, 2029
Class A-2 CitiCertificates     $___________        ____%     ______ 25, 2029
Class A-3 CitiCertificates     $___________        ____%     ______ 25, 2029
Class A-4 CitiCertificates              (2)        ____%     ______ 25, 2029
Class A-5 CitiCertificates     $___________        ____%     ______ 25, 2029
Class A-6 CitiCertificates     $___________        ____%     ______ 25, 2029
Class A-7 CitiCertificates     $___________        ____%     ______ 25, 2029
Class A-8 CitiCertificates     $___________        ____%     ______ 25, 2029
Class A-9 CitiCertificates     $___________        ____%     ______ 25, 2029
Class A-10 CitiCertificates    $___________        ____%     ______ 25, 2029
Class A-11 CitiCertificates    $___________         (3)      ______ 25, 2029
Class A-12 CitiCertificates    $___________        ____%     ______ 25, 2029
Class A-13 CitiCertificates    $___________        ____%     ______ 25, 2029
Class A-14 CitiCertificates    $___________        ____%     ______ 25, 2029
Class A-15 CitiCertificates    $___________        ____%     ______ 25, 2029
Class A-16 CitiCertificates    $___________        ____%     ______ 25, 2029
Class A-17 CitiCertificates    $___________        ____%     ______ 25, 2029
Class A-18 CitiCertificates    $___________        ____%     ______ 25, 2029
Class A-19 CitiCertificates    $___________        ____%     ______ 25, 2029
Class A-20 CitiCertificates             (4)        0.__%     ______ 25, 2029
Class A-21 CitiCertificates    $___________        ____%     ______ 25, 2029
Class A-22 CitiCertificates    $___________         (3)      ______ 25, 2029
Class A-IO CitiCertificates             (5)         (6)      ______ 25, 2029
Class M CitiCertificates       $___________        ____%     ______ 25, 2029
Class B-1 CitiCertificates     $___________        ____%     ______ 25, 2029
Class B-2 CitiCertificates     $___________        ____%     ______ 25, 2029
Class B-3 CitiCertificates     $___________        ____%     ______ 25, 2029
Class B-4 CitiCertificates     $___________        ____%     ______ 25, 2029
Class B-5 CitiCertificates     $___________        ____%     ______ 25, 2029
[Class L-1 Regular Interest    $___________        ____%     ______ 25, 2029]
[Class L-2 Regular Interest    $___________        ____%     ______ 25, 2029]

(1) The last scheduled distribution date is the "latest possible maturity date" of the related Subclass or Class for purposes of Section 860G(a)(1) of the Code and Treasury Regulations Section
         1.860G-1(a)(4)(iii).

(2) The Class A-__ CitiCertificates have no Stated Amount. The Class A-__ Notional Amount on any Distribution Date will be equal to the sum of
         (i) ____% of the Stated Amount of the Class A-__ CitiCertificates, (ii) ____% of the Stated Amount of the Class A-__ CitiCertificates and (iii)
         ____% of the Stated Amount of the Class A-__ CitiCertificates as of such date. The Class A-__ Notional Amount will initially be $_____.

(3) The Class A-__ CitiCertificates and Class A-__ CitiCertificates are principal-only regular interests and do not bear interest.

(4) The Class A-__ CitiCertificates have no Stated Amount. The Class A-__ Notional Amount on any Distribution Date will be equal to the Stated Amount of the Class A-__ CitiCertificates as of such date.

(5) The Class A-IO CitiCertificates have no Stated Amount. The Class A-IO Notional Amount on any Distribution Date will be equal to the aggregate Adjusted Balance of the Premium Mortgage Loans, and will initially be $_____.

(6) The Class A-IO CitiCertificates will accrue interest for each Interest Accrual Period in an amount equal to the Class A-IO Interest Amount.


         The Residual Certificates will not be issued with Initial Stated Amounts or Stated Rates, but will be entitled to distributions to the extent set forth herein.

         Interest will accrue with respect to a Distribution Date on the Class A (other than the Class A-__ and Class A-__ CitiCertificates), Class M, Class B CitiCertificates and [the Class L Regular Interests] during the related Interest Accrual Period.

         The Class A-__ CitiCertificates and Class A-__ CitiCertificates are Accrual CitiCertificates.

         (b) Each of the Class A CitiCertificates (other than the Class A-__ and Class A-__ CitiCertificates), Class M CitiCertificates and Class B CitiCertificates and the Class L Regular Interests will bear interest on their respective Stated Amounts (and, in the case of the Class A-__ CitiCertificates, Class A-__ CitiCertificates and the Class A-IO CitiCertificates, on the Class A-__ Notional Amount, Class A-__ Notional Amount and Class A-IO Notional Amount, respectively) at the applicable Stated Rate for such Subclass, Class or [Class L Regular Interest] set forth in Section 12.01(a). Interest accrued on the CitiCertificates [and the Class L Regular Interests] during any Interest Accrual Period will be calculated on the assumption that any distributions in reduction of Stated Amount (or, with respect to the Class A-__ CitiCertificates, Class A-__ CitiCertificates and Class A-IO CitiCertificates, any reduction in the Class A-__ Notional Amount, Class A-__ Notional Amount and Class A-IO Notional Amount, respectively) on all CitiCertificates [and the Class L Regular Interests] were made, any accrued interest added to the Stated Amounts of the Accrual

CitiCertificates on the Distribution Date occurring during such Interest Accrual Period and any allocations of any losses were made, on the day immediately following the last day of the preceding Interest Accrual Period, and not on the following Distribution Date when actually made, added or allocated. Each Class A Subclass Interest Amount (other than the amount for a Subclass of Accrual CitiCertificates prior to the applicable Accretion Termination Date), each Class B Subclass Interest Amount and the Class M Interest Amount relating to an Interest Accrual Period shall be distributable on the following Distribution Date or, if such day is not a Business Day, on the next succeeding Business Day. Each Subclass and Class of CitiCertificates (other than the Class A-__ and Class A-__ CitiCertificates) [and Class L Regular Interest] shall accrue interest from the applicable Accrual Date for such Subclass and Class of CitiCertificates [and Class L Regular Interest]. Until the applicable Accretion Termination Date, on each Distribution Date an amount equal to the Accretion Distribution Amount for the related Subclass of Accrual CitiCertificates shall be added to the Stated Amount of such Accrual CitiCertificates and the Accretion Distribution Amount for such Subclass shall be distributed in the manner and up to the amount provided in Section 12.01(c).

         Distributions of interest on the Accrual CitiCertificates will commence on the applicable Accretion Termination Dates.

         On each Distribution Date, each Class A Subclass Interest Amount and each Class B Subclass Interest Amount for such Subclass with respect to such Distribution Date shall be distributable to such Subclass of CitiCertificates (or, in the case of the Accrual CitiCertificates prior to the applicable Accretion Termination Date, added to the Stated Amounts thereof), and the Class M Interest Amount with respect to such Distribution Date shall be distributable to the Class M CitiCertificates. In the event that on a particular Distribution Date, the Pool Distribution Amount is insufficient to pay any of the Class A Subclass Interest Amounts, the Class M Interest Amount or any of the Class B Subclass Interest Amounts, the aggregate amount of the shortfall will be carried forward and added pro rata to the amount distributable to holders of the applicable Subclass of Class A or Class B CitiCertificates or the Class M CitiCertificates, as applicable, until distribution thereof is made as provided herein.

         [On each applicable Distribution Date, subject to the provisions of
Section 12.08, a payment in an amount equal to the portion of the Insured Payment on such Distribution Date, if any, attributable to a payment with respect to interest shortfalls or losses will be made by the Insurer as provided in Section 12.08 to the Trustee for the benefit of the Holders of the Insured Certificates. Any such payments will be applied as payments to the Holders of the Insured Certificates in accordance with such Section 12.08 and shall not be available for distribution to any other Class or Subclass. On each applicable Distribution Date, subject to the provisions of Sections 12.07 and 12.08, a payment in an amount equal to the Non-Supported Interest Shortfall allocated to the Insured Certificates will be made from the Reserve Fund before any payment is made therefor by the Insurer.]

         [On each Distribution Date, interest on the Class L Regular Interests shall be distributable as provided in Section 13.03.]

         (c) On each Distribution Date prior to the latest Accretion Termination Date for any of the Class A-__, Class A-__ or Class A-__ CitiCertificates, that portion of the Class A Principal

Distribution Amount that represents the aggregate Accretion Distribution Amount for the Class A-__, Class A-__ and Class A-__ CitiCertificates will be allocated first concurrently, ____% to the Class A-__ CitiCertificates and ____% sequentially to the Class A-__ CitiCertificates and the Class A-__ CitiCertificates, in each case until the Stated Amount thereof has been reduced to its respective Schedule I Targeted Balance, second to the Class A-__ CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero, third concurrently, ____% to the Class A-__ CitiCertificates and ____% sequentially to the Class A-__ CitiCertificates and the Class A-__ CitiCertificates, in each case until the Stated Amount thereof has been reduced to its respective Schedule II Targeted Balance, fourth to the Class A-__ CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero, fifth concurrently, ____% to the Class A-__ CitiCertificates and ____% sequentially to the Class A-__ CitiCertificates and the Class A-__ CitiCertificates, in each case up to the amount necessary to reduce the Stated Amount thereof to zero and sixth to the Class A-__ CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero.

         On each Distribution Date prior to the Accretion Termination Date for the Class A-__ CitiCertificates, that portion of the Class A Principal Distribution Amount that represents the Accretion Distribution Amount for the Class A-__ CitiCertificates will be allocated first concurrently, until the Stated Amount of the Class A-__ CitiCertificates has been reduced to its Targeted Balance, ____% to the Class A-__ CitiCertificates and ____% sequentially to the Class A-__ CitiCertificates and the Class A-__ CitiCertificates, in each case up to the amount necessary to reduce the Stated Amount thereof to its respective Targeted Balance, second sequentially to the Class A-__ CitiCertificates and Class A-__ CitiCertificates, in each case up to the amount necessary to reduce the Stated Amount thereof to its respective Targeted Balance and third to the Class A-__ CitiCertificates up to the amount necessary to reduce the Stated Amount to zero.

         (d) Except as provided below and subject to the provisions of Section 13.01, on each Distribution Date prior to the Subordination Depletion Date, the Class A Principal Distribution Amount (other than the portion that represents the Accretion Distribution Amounts, which will be distributed as provided in the preceding paragraphs), will be allocated among and distributed in reduction of the Stated Amount of the Subclasses of the Class A CitiCertificates in the following order of priority after giving effect to any reduction of the Stated Amount thereof pursuant to Section 13.02:

The Class A PO Principal Amount for such Distribution Date will be allocated to the Class A-__ CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero;

         I. The Class A Non-PO Principal Amount for such Distribution Date will be allocated sequentially as follows:

                  A. to the Class A-__ and Class A-__ CitiCertificates, pro rata the lesser of (i) the Class A-__ and Class A-__ Priority Amount for such Distribution Date and
                           (ii) ____% of the Class A Non-PO Principal Amount for such Distribution Date;

                  B. ____% of the Class A Non-PO Principal Amount remaining after the Class

                           A Non-PO Principal Amount has been reduced according to clause A above, sequentially as follows:

                      1.    sequentially as follows:

                      first, concurrently, until the Stated Amount of the Class A-__ CitiCertificates has been reduced to its Planned Balance, (i) ____% to the Class A-__ CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to its Planned Balance and (ii) ____% to the Class A-__ CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to its Planned Balance;

                      second, to the Class A-__ CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to its Planned Balance; and

                      third, to the Class A-__ CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to its Planned Balance;

                      2. the remaining Class A Non-PO Principal Amount available under clause B, after the Class A Non-PO Principal Amount has been reduced according to clause
                           B.1 above, concurrently as follows:

                           a.   ____% as follows:

                           sequentially, (i) concurrently, ____% to the Class A-__ CitiCertificates and ____% sequentially to the Class A-__ CitiCertificates and the Class A-__ CitiCertificates, in each case up to the amount necessary to reduce the Stated Amount thereof to its
                           Schedule I Targeted Balance, (ii) to the Class A-__ CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero, (iii) concurrently, ____% to the Class A-__ CitiCertificates and ____% sequentially to the Class A-__ CitiCertificates and the Class A-__ CitiCertificates, in each case up to the amount necessary to reduce the Stated Amount thereof to its
                           Schedule II Targeted Balance, (iv) to the Class A-__ CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero, (v) concurrently, ____% to the Class A-__ CitiCertificates and ____% sequentially to the Class A-__ CitiCertificates and the Class A-__ CitiCertificates, in each case up to the amount necessary to reduce the Stated Amount thereof to zero and (vi) to the Class A-__ CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero; and

                           b. ____% to the Class A-__ CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero;

                           3. the remaining Class A Non-PO Principal Amount available under clause B, after the Class A Non-PO Principal Amount has been reduced according to clauses B.1 and B.2 above, sequentially as follows:

                           first, concurrently until the Stated Amount of the Class A-__ CitiCertificates is reduced to zero (i) ____% to the Class A-__ CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero and (ii) ____% to the Class A-__ CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero;

                           second, to the Class A-__ CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero; and

                           third, to the Class A-__ CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero;

                  C. the remaining Class A Non-PO Principal Amount, after the Class A Non-PO Principal Amount has been reduced according to clause B above, as follows:

                           1.        ____% sequentially as follows:

                           first, concurrently, until the Stated Amount of the Class A-__ CitiCertificates is reduced to its Targeted Balance, (i) ____% sequentially to the Class A-__ CitiCertificates and the Class A-__ CitiCertificates, in each case up to the amount necessary to reduce the Stated Amount thereof to its Targeted Balance and
                                    (ii) ____% to the Class A-__
                                    CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to its Targeted Balance;

                           second,  sequentially to the Class A-__
                                    CitiCertificates and the Class A-__
                                    CitiCertificates in each case up to the
                                    amount necessary to reduce the Stated Amount thereof to its Targeted Balance;

                           third, to the Class A-__ CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero;

                           fourth, concurrently, until the Stated Amount of the Class A-__ CitiCertificates is reduced to zero, (i) ____% sequentially to the Class A-__ CitiCertificates and the Class A-__ CitiCertificates, in each case up to the amount necessary to reduce the Stated Amount thereof to zero and (ii) ____% to the Class A-__ CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero; and
                           fifth,   sequentially to the Class A-__
                                    CitiCertificates and the Class A-__
                                    CitiCertificates up to the amount necessary to reduce the Stated Amounts thereof to zero;

                           2. the remaining Class A Non-PO Principal Amount, after the Class A Non-PO Principal Amount has been reduced according to clause
                                    C.1 above, sequentially as follows:

                           first,   beginning in _________ 2001, $25,000 to the
                                    Insured Certificates up to the amount
                                    necessary to reduce the Stated Amount
                                    thereof to zero;

                           second, to the Class A-__ CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero;

                           third, to the Class A-__ CitiCertificates up to the amount necessary to reduce the Stated Amount thereof by $__________;

                           fourth,  concurrently, 40% to the Class A-17
                                    CitiCertificates and 60% to the Class A-__
                                    CitiCertificates until the Stated Amount of the Class A-__ CitiCertificates is reduced to zero;

                           fifth, to the Insured Certificates up to the amount necessary to reduce the Stated Amount thereof to zero; and

                           sixth, to the Class A-__ and the Class A-__ CitiCertificates pro rata, in each case up to the amount necessary to reduce the Stated Amount thereof to zero.

         [On each applicable Distribution Date, subject to the provisions of
Section 12.08, a payment in an amount equal to the portion of the Insured Payment on such Distribution Date, if any, attributable to a payment with respect to principal losses will be made by the Insurer as provided in Section
12.08 to the Trustee for the benefit of the holders of the Insured Certificates. Any such payments will be applied as payments to the Holders of the Insured Certificates together with the other payments under Section 13.01(b) and shall not be available for distribution to any other Class or Subclass.]

         (e) On each Distribution Date, Available PO Loss Funds will be allocated to the Class A-__ CitiCertificates in respect of any Unpaid PO Loss Amounts.

         (f) On any Distribution Date on or after the Subordination Depletion Date, notwithstanding the priorities set forth in Section 12.01(d), funds available for distribution in reduction of Stated Amount of the Class A CitiCertificates will be distributed to the Class A CitiCertificates (other than the Class A-__ CitiCertificates), on the one hand, and the Class A-__ CitiCertificates, on the other, pro rata on the basis of (i) the Class A Non-PO Principal Amount and (ii) the Class A PO Principal Amount, respectively. On each Distribution Date on and after the

Subordination Depletion Date, the amount allocated to the Class A CitiCertificates (other than the Class A-__ CitiCertificates) will be allocated pro rata, based on outstanding Stated Amounts, among the Class A CitiCertificates (other than the Class A-__CitiCertificates) notwithstanding the priorities set forth in Section 12.01(d)(II). On any Distribution Date prior to the Subordination Depletion Date, distributions in reduction of the Stated Amount (i) of each Class A Subclass (other than the Insured Certificates) will be made pro rata among the holders of CitiCertificates of such Class A Subclass and (ii) of the Insured Certificates will be made as provided in Section 12.07. On each Distribution Date on and after the Subordination Depletion Date, distributions in reduction of the Stated Amount made to each Class A Subclass will be distributed pro rata among the holders of CitiCertificates of such Class A Subclass.

         [On each Distribution Date, subject to the provisions of Sections 13.01 and 13.03, a distribution in reduction of the Stated Amount of the Class L-1 Regular Interest will be made in an amount equal to the distribution in reduction of the Stated Amounts of the Class A-__, Class A-__ and Class A-__ CitiCertificates and a distribution in reduction of the Stated Amount of the Class L-2 Regular Interest will be made in an amount equal to the distribution in reduction of Stated Amount of the Class A-__ CitiCertificates.]

         On each Distribution Date, subject to the provisions of Section 13.01, distributions in reduction of Stated Amount of the Class M CitiCertificates and the Subclasses of Class B CitiCertificates will be made in an aggregate amount equal to the Class M Principal Distribution Amount and the Class B Principal Distribution Amount, respectively, in accordance with the priorities set forth in Section 13.01(b).

         On each Distribution Date, the Distributable Class A-IO Interest Amount will be distributed to the Class A-IO CitiCertificates based on Percentage Interests.

         Any funds remaining in the Certificate Account on a Distribution Date after distribution of funds pursuant to Section 3.03(b) shall be distributed on such Distribution Date in accordance with Section 3.03(c).

         Other distributions shall be made in respect of the CitiCertificates [and in respect of the Class L Regular Interests] as provided in Sections 13.01 and 13.03.

         Section 12.02. Additional Terms and Definitions. The CitiCertificates, [the Class L Regular Interests] and the Residual Certificates shall have and be subject to the following additional specific terms:


         Accretion Directed CitiCertificates. The Class A-__, Class A-__, Class A-__, Class A-__, Class A-__ and Class A-__ CitiCertificates.

         Accretion Distribution Amount. With respect to any Distribution Date and any Subclass of Accrual CitiCertificate prior to the applicable Accretion Termination Date, an amount equal to the sum of (i) the amount allocated to such Subclass of Accrual CitiCertificates pursuant to clause second of Section 13.01(b) and (ii) the amount allocated to such Subclass of Accrual CitiCertificates pursuant to clause third of Section 13.01(b). As to any Distribution Date on and after the Accretion Termination Date, zero.

         Accretion Termination Date. For the Class A-__ CitiCertificates, the earlier to occur of (a) the Distribution Date following the Distribution Date on which the Stated Amounts of the Class A-__, Class A-__ and Class A-__ CitiCertificates have been reduced to zero and (b) the Subordination Depletion Date. For the Class A-__ CitiCertificates, the earlier to occur of (a) the Distribution Date following the Distribution Date on which the Stated Amounts of the Class A-__, Class A-__, Class A-__ and Class A-__ CitiCertificates have been reduced to zero and (b) the Subordination Depletion Date. For the Class A-__ CitiCertificates, the earlier to occur of (a) the Distribution Date following the Distribution Date on which the Stated Amounts of the Class A-__, Class A-__, Class A-__, Class A-__ and Class A-__CitiCertificates have been reduced to zero and (b) the Subordination Depletion Date. For the Class A-__ CitiCertificates, the earlier to occur of (a) the Distribution Date following the Distribution Date on which the Stated Amounts of the Class A-__, Class A-__ and Class A-__ CitiCertificates have been reduced to zero and (b) the Subordination Depletion Date.

         Accrual CitiCertificates. The Class A-__, Class A-__, Class A-__ and Class A-__ CitiCertificates.

         Accrual Date. For each Class or Subclass of interest-bearing CitiCertificates, the Cut-Off Date.

         Advance Account Trigger Applicability. There is no Advance Account Trigger Applicability for the CitiCertificates.

         Assumed Reinvestment Rate. There is no Assumed Reinvestment Rate for the Certificates.

         Authenticating Agent. As of the date hereof, the Trustee has not appointed an Authenticating Agent. However, the Trustee may at any time appoint an Authenticating Agent for all of the Certificates pursuant to Section 8.12. Any such Authenticating Agent may be removed, and any other Authenticating Agent appointed, as permitted by Section 8.12.

         Available PO Loss Funds. For any Distribution Date, Available PO Loss Funds shall equal the Pool Distribution Amount for such Distribution Date minus the sum of (a) [the Insurance Premium,] (b) the Class A Interest Amount and Distributable Class A-IO Interest Amount, (c) any amounts in respect of Class A Unpaid Interest Shortfalls and Class A-IO Unpaid Interest Shortfalls distributed on such Distribution Date, (d) the Class A Principal Distribution Amount, (e) the Class M Interest Amount, and (f) the sum of the Class B-1 Subclass Interest Amount, the Class B-2 Subclass Interest Amount, the Class B-3 Subclass Interest Amount, the Class B-4 Subclass Interest Amount and the Class B-5 Subclass Interest Amount. For purposes of this Agreement, any Available PO Loss Funds needed on a Distribution Date to pay any Unpaid PO Loss Amounts will reduce the amounts otherwise distributable on the Class B Subclasses and the Class M CitiCertificates in the following order:

                  First, amounts distributable to the Class B-5, Class B-4, Class B-3, Class B-2 and Class B-1 CitiCertificates, in that order, in reduction of Stated Amount; and

                  Second, amounts distributable to the Class M CitiCertificates in reduction of Stated Amount.

         Book-Entry Certificates. All Subclasses of Class A CitiCertificates (other than the Class A-__ and Class A-__ CitiCertificates) are Book-Entry Certificates.

         Cash Deposited into Certificate Account. No cash will be deposited into the Certificate Account on the Issue Date.

         Certificate Registrar. [TRUSTEE], having its principal offices located at ___________, Attention: Corporate Trust Department, is hereby appointed as the Certificate Registrar for all of the Certificates, pursuant to Section 6.05. [TRUSTEE] hereby accepts its appointment as Certificate Registrar. The Certificate Registrar may be removed and any other Certificate Registrar appointed as permitted by Section 6.05.

         Class A Non-PO Principal Amount. With respect to any Distribution Date, an amount equal to the sum of

         (a) the Class A Percentage of the applicable Non-PO Percentage of (A) the principal portion of all Monthly Payments due on the Due Date occurring in the month of such Distribution Date on each Outstanding Mortgage Loan, less (B) if the Bankruptcy Coverage Termination Date has occurred, the principal portion of Debt Service Reductions;

         (b) the Class A Prepayment Percentage of the applicable Non-PO Percentage of (a) all partial Principal Prepayments received by the Servicer during the month preceding the month in which such Distribution Date occurs and
(b) the Adjusted Balance of each Mortgage Loan which was the subject of a Principal Prepayment in full during the month preceding the month in which such Distribution Date occurs;

         (c) the Class A Prepayment Percentage of the applicable Non-PO Percentage of the difference between (1) the aggregate Net Liquidation Proceeds from each Mortgage Loan which becomes a Liquidated Loan during the month preceding the month of such Distribution Date minus any unreimbursed Voluntary Advances in respect of principal previously made by the Servicer or the Trustee and (2) the portion of such aggregate Net Liquidation Proceeds allocable to interest;

         (d) the Class A Prepayment Percentage of the applicable Non-PO Percentage of the Adjusted Balance of each Mortgage Loan which was repurchased by CMSI during such preceding month pursuant to Section 2.03; and

         (e) the amount of any Reimbursable Class A Non-PO Losses.

         Class A Optimal Principal Amount. For any Distribution Date, the sum of the Class A Non-PO Principal Amount and the Class A PO Principal Amount, each as of such Distribution Date.

         Class A Percentage. As to any Distribution Date, the percentage calculated by dividing the aggregate Class A Subclass Stated Amounts (other than the Class A-__ CitiCertificates) by the Non-PO Pool Adjusted Balance, both as of the immediately preceding Distribution Date (after taking into account distributions in reduction of Stated Amount and allocation of any losses on such date).

         Class A PO Principal Amount. With respect to any Distribution Date, an amount equal to the sum of

         (a) the applicable PO Percentage of (A) the principal portion of all Monthly Payments due on the Due Date occurring in the month of such Distribution Date on each Outstanding Mortgage Loan, less (B) if the Bankruptcy Coverage Termination Date has occurred, the principal portion of Debt Service Reductions;

         (b) the applicable PO Percentage of (a) all partial Principal Prepayments received by the Servicer during the month preceding the month in which such Distribution Date occurs and (b) the Adjusted Balance of each Mortgage Loan which was the subject of a Principal Prepayment in full during the month preceding the month in which such Distribution Date occurs;

         (c) the applicable PO Percentage of the difference between (1) the aggregate Net Liquidation Proceeds from each Mortgage Loan which becomes a Liquidated Loan during the month preceding the month of such Distribution Date minus any unreimbursed Voluntary Advances in respect of principal previously made by the Servicer or the Trustee and (2) the portion of such aggregate Net Liquidation Proceeds allocable to interest;

         (d) the applicable PO Percentage of the Adjusted Balance of each Mortgage Loan which was repurchased by CMSI during such preceding month pursuant to Section 2.03; and

         (e) the amount of Reimbursable Class A PO Losses.

         Class A PO Subclass. The Class A-__ CitiCertificates.

         Class A Prepayment Percentage. The Class A Prepayment Percentage shall be determined as follows: As to any Distribution Date to and including the Distribution Date in the month in which the fifth anniversary of the Issue Date occurs, 100%. As to any Distribution Date subsequent to such fifth anniversary to and including the Distribution Date in the month in which the sixth anniversary of the Issue Date occurs, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated CitiCertificate Percentage as of such Distribution Date. As to any Distribution Date subsequent to such sixth anniversary to and including the Distribution Date in the month in which the seventh anniversary of the Issue Date occurs, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated CitiCertificate Percentage as of such Distribution Date. As to any Distribution Date subsequent to such seventh anniversary to and including the Distribution Date in the month in which the eighth anniversary of the Issue Date occurs, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated CitiCertificate Percentage as of such Distribution Date. As to any Distribution Date subsequent to such eighth anniversary to and including the Distribution Date in the month in which the ninth anniversary of the Issue Date occurs, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated CitiCertificate

Percentage as of such Distribution Date. As to any Distribution Date subsequent to such ninth anniversary, the Class A Percentage as of such Distribution Date. Notwithstanding the foregoing, if the Class A Percentage on any Distribution Date exceeds the initial Class A Percentage, the Class A Prepayment Percentage for such Distribution Date will once again equal 100%.

         No reduction to the Class A Prepayment Percentage described in the first paragraph of this definition of Class A Prepayment Percentage shall occur unless (a) the Servicer certifies to the Trustee, as of the first Distribution Date as to which any such reduction applies, that (1) the Adjusted Balance of the Mortgage Loans delinquent 60 days or more (including, for this purpose, Mortgage Loans in foreclosure and real estate owned by the Trust as a result of Mortgagor default) averaged over the last six months, as a percentage of the sum of the Class M Stated Amount and the Class B Stated Amount averaged over the last six months, is less than 50% or (y) the Adjusted Balance of such delinquent Mortgage Loans averaged over such period, as a percentage of the Adjusted Balance of all of the Mortgage Loans averaged over such period, is less than 2% and (b) cumulative Realized Losses do not exceed (1) with respect to each Distribution Date from _________ 2004 through ______ 2005, inclusive, 30% of the Original Subordinated Stated Amount, (2) with respect to each Distribution Date from _________ 2005 through ______ 2006, inclusive, 35% of the Original Subordinated Stated Amount, (3) with respect to each Distribution Date from _________ 2006 through ______ 2007, inclusive, 40% of the Original Subordinated Stated Amount, (4) with respect to each Distribution Date from _________ 2007 through ______ 2008, inclusive, 45% of the Original Subordinated Stated Amount, and (5) with respect to the Distribution Date in _________ 2008 and thereafter, 50% of the Original Subordinated Stated Amount.

         Class A Principal Amount. For any Distribution Date, the lesser of (a) the Class A Optimal Principal Amount and (b) the Pool Distribution Amount minus the sum of [the Insurance Premium,] the Class A Interest Amount and any Class A Unpaid Interest Shortfalls.

         Class A Principal Distribution Amount. For any Distribution Date, the sum of (a) the Class A Principal Amount, but in no event more than the Class A Optimal Principal Amount, and (b) the Accretion Distribution Amount, if any.

         Class A Principal-Only Subclass: Each of the Class A PO Subclass and the Class A-__ and Class A-__ CitiCertificates.

         Class A Subclass Stated Amount: As of the first Distribution Date and as to any Class A Subclass, the Initial Stated Amount of such Class A Subclass as set forth in Section 12.01(a). As of any subsequent Distribution Date prior to the Subordination Depletion Date and as to any Class A Subclass (other than the Class A PO Subclass), the Initial Stated Amount of such Class A Subclass plus, in the case of any Class A Subclass of Accrual CitiCertificates, the Accretion Distribution Amount previously added to the Stated Amount thereof, less the sum of (a) all amounts previously distributed in respect of such Class A Subclass on prior Distribution Dates (A) pursuant to Paragraph fourth of
Section 13.01(b) and (B) as a result of clause (a) of the definition of Class A Principal Distribution Amount and (b) the Class A Subclass Loss Percentage of such Class A Subclass of the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses previously allocated to the Class A CitiCertificates (other than the Class A PO Subclass) pursuant to
Section 13.02 [(except, in each case, for purposes of effecting the Insurer's subrogation rights, the principal portion of Insured Payments)]. On each Distribution Date on or after the Subordination Depletion Date, each Class A Subclass Stated Amount (other than with respect to the Class A PO Subclass) will also be reduced on each Distribution Date by an amount equal to the product of the Class A Subclass Loss Percentage of such Class A Subclass and the difference if any between (1) the Class A Stated Amount (after subtracting the Stated Amount of the Class A PO Subclass) for such Distribution Date without regard to this sentence and (2) the Non-PO Pool Adjusted Balance for the preceding Distribution Date. In addition, on each Distribution Date on or after the Subordination Depletion Date, the Class A Subclass Stated Amount of the Class A-__ CitiCertificates will be increased by the Class A-__ Loss Allocation Amount for such Distribution Date and the Class A Subclass Stated Amount of the Class A-__ CitiCertificates will be decreased by the Class A-__ Loss Allocation Amount for such Distribution Date. As of any Distribution Date the Class A Subclass Stated Amount of the Class A PO Subclass will equal the difference between the Pool Adjusted Balance and the Non-PO Pool Adjusted Balance as of such date.

         Class A-IO Interest Amount. On each Distribution Date, an amount equal to the excess of (a) interest accrued on the Premium Mortgage Loans over (b) the sum of (x) the product of the Servicing Fee and the aggregate Adjusted Balance of the Premium Mortgage Loans and (y) the product of one-twelfth of the aggregate Adjusted Balance of the Premium Mortgage Loans and ____%.

         Class A-IO Notional Amount. The Class A-IO Notional Amount for any date shall be equal to the Adjusted Balance of the Premium Mortgage Loans on such date. Such notional amount does not entitle the Class A-IO CitiCertificates to any distributions of principal.

         Class A-__ Notional Amount. The Class A-__ Notional Amount on any Distribution Date will be equal to the sum of (i) ____% of the Stated Amount of the Class A-__ CitiCertificates, (ii) ____% of the Stated Amount of the Class A-__ CitiCertificates and (iii) ____% of the Stated Amount of the Class A-__ CitiCertificates as of such date. The Class A-__ Notional Amount will initially be $______.

         Class A-__ Loss Amount. With respect to any Distribution Date on or after the Subordination Depletion Date, the amount, if any, by which the Class A Subclass Stated Amount of the Class A-__ CitiCertificates is reduced on such Distribution Date pursuant to the third sentence in the definition of "Class A Subclass Stated Amount."

         Class A-__ and Class A-__ Percentage. The lesser of (A) 100% and (B) the sum of (a) the Stated Amount of the Class A-__ CitiCertificates, (b) the Stated Amount of the A-__ CitiCertificates and (c) $______, divided by the Non-PO Pool Adjusted Balance.

         Class A-__ and Class A-__ Priority Amount. For any Distribution Date means the lesser of (A) the sum of (1) the Stated Amount of the Class A-__ CitiCertificates and (2) the Stated Amount of the Class A-__ CitiCertificates or
(B) the sum of (1) the product of (a) the Class A-__ and Class A-__ Percentage,
(b) the Class A-__ and Class A-__ Shift Percentage and (c) the Scheduled Principal Amount and (2) the product of (a) the Class A-__ and Class A-__ Percentage, (b) the Class A-__ and Class A-__ Prepayment Shift Percentage and
(c) the Unscheduled Principal Amount.

         Class A-__ and Class A-__ Shift Percentage. For any Distribution Date will be the percentage indicated below:

                                                    Class A-__ and Class A-__
Distribution Date Occurring In                               Shift Percentage
------------------------------                               -----------------

_________ 1999 through ______ 2004.........                          0%
_________ 2004 and thereafter..............                        100%


         Class A-__ and Class A-__ Prepayment Shift Percentage. For any Distribution Date will be the percentage indicated below:
                                                       Class A-__ and Class A-__
Distribution Date Occurring In                       Prepayment Shift Percentage
------------------------------                       ---------------------------
_________ 1999 through ______ 2004.........                      0%
_________ 2004 through ______ 2005.........                     30%
_________ 2005 through ______ 2006.........                     40%
_________ 2006 through ______ 2007.........                     60%
_________ 2007 through ______ 2008.........                     80%
_________ 2008 and thereafter..............                    100%

         Class A-__ Loss Allocation Amount. With respect to any Distribution Date on or after the Subordination Depletion Date, the lesser of (a) the Stated Amount of the Class A-__ CitiCertificates with respect to such Distribution Date prior to any reduction for the Class A-__ Loss Allocation Amount and (b) the Class A-__ Loss Amount.

         Class A-__ Notional Amount. The Class A-__ Notional Amount for any date shall be equal to the Stated Amount of the Class A-__ CitiCertificates as of such date.

         Class B Percentage. The Class B Percentage for any Distribution Date shall be equal to (a) the Subordinated CitiCertificate Percentage minus (b) the Class M Percentage.

         Class B Prepayment Percentage. The Class B Prepayment Percentage for any Distribution Date will be equal to (a) the Subordinated Prepayment Percentage minus (b) the Class M Prepayment Percentage.

         [Class L Regular Interests. The Class L-1 Regular Interest and Class L-2 Regular Interest, as defined in the preliminary statement to this Article XII.] [None]

         Clearing Agency. The initial Clearing Agency will be The Depository Trust Company.

         Constituent REMICs. The Trust Fund will contain [one] [two] segregated asset pool[s] [designated as the Lower-Tier REMIC and the Upper-Tier REMIC]. [The Lower-Tier REMIC shall be the "applicable Constituent REMIC" for purposes of Section 3.21.]

         Corporate Trust Office. The Corporate Trust Office is located at [Trustee, having its principal offices located at _________________________,
Attention: Corporate Trust Department,] or such other address as shall be identified to CMSI and all Certificateholders by or on behalf of the Trustee in writing.

         Current Class B-1 Subordination Level. As of any Distribution Date, the Current Class B-1 Subordination Level is the percentage obtained by dividing (a) the sum of the Class B-2, Class B-3, Class B-4 and Class B-5 Subclass Stated Amounts by (b) the Pool Adjusted Balance, each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date).

         Current Class B-2 Subordination Level. As of any Distribution Date, the Current Class B-2 Subordination Level is the percentage obtained by dividing (a) the sum of the Class B-3, Class B-4 and Class B-5 Subclass Stated Amounts by (b) the Pool Adjusted Balance, each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date).

         Current Class B-3 Subordination Level. As of any Distribution Date, the Current Class B-3 Subordination Level is the percentage obtained by dividing (a) the sum of the Class B-4 and Class B-5 Subclass Stated Amounts by (b) the Pool Adjusted Balance, each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date).

         Current Class B-4 Subordination Level. As of any Distribution Date, the Current Class B-4 Subordination Level is the percentage obtained by dividing (a) the Class B-5 Subclass Stated Amount by (b) the Pool Adjusted Balance, each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date).

         Current Class M Subordination Level. As of any Distribution Date, the Current Class M Subordination Level is the percentage obtained by dividing (a) the Class B Stated Amount by (b) the Pool Adjusted Balance, each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date).

         Cut-Off Date.  The Cut-Off Date is ________ 1, 1999.

         [Deceased Holder. A Deceased Holder is a Beneficial Owner of a Retail CitiCertificate who was living at the time such interest was acquired and whose authorized personal representative, surviving tenant by the entirety, surviving joint tenant or surviving tenant in common or other person empowered to act on behalf of a deceased Beneficial Owner causes to be furnished to the Clearing Agency evidence of death satisfactory to the Trustee and any tax waivers requested by the Trustee.]

         [Deficiency Amount. For any Distribution Date, without duplication, (A) the sum of (i) the Class A Subclass Interest Shortfall Amount for such Distribution Date for the Insured Certificates, (ii) any Non-Supported Interest Shortfall for such Distribution Date allocated to the Insured

Certificates and not covered by the Reserve Fund and (iii) the amount of the principal or interest portion of any Realized Losses for such Distribution Date allocated to the Insured Certificates, including any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses (and excluding any Extraordinary Losses) and (B) for the Last Scheduled Distribution Date, the Stated Amount of the Insured Certificates to the extent unpaid on the Last Scheduled Distribution Date.]

         Definitive Certificates. The Class A-__, Class A-__, Class A-IO, Class M and Class B CitiCertificates and the Residual Certificates will be issued in fully registered certificated form.

         Denominations. The denominations of each Subclass of the Class A CitiCertificates (other than the Class A-__ and Class A-__ CitiCertificates), Class M, Class B-1 and Class B-2 CitiCertificates are $1,000 Initial Stated Amount and integral multiples of $1 in excess thereof and the Class B-3, Class B-4 and Class B-5 CitiCertificates are $100,000 Initial Stated Amount and integral multiples of $1,000 in excess thereof (except that one CitiCertificate of each Class or Subclass may be issued in a different denomination). The denominations of the Class A-__, Class A-__ and Class A-IO CitiCertificates will be initial notional amounts of $1,000 and any whole dollar amount in excess thereof. The denominations of the [Class R and Class LR] [Residual] Certificates are 100% Percentage Interest.

         Deposit Date. The Deposit Date with respect to the Certificates is the Business Day prior to each Distribution Date.

         Depository.  The initial Depository is Citibank (New York State).

         Designated Interest Accrual Date. The last day of the calendar month preceding each Distribution Date.

         Determination Date. The Determination Date with respect to each Distribution Date is the close of business on the 18th day (or, if such day is not a Business Day, the preceding Business Day) of the month in which the related Distribution Date occurs.

         Discount Mortgage Loan. Each Mortgage Loan having a Net Note Rate of less than ____% per annum.

         Distribution Date. Each Distribution Date shall be the 25th day of each month (or if such day is not a Business Day, the next succeeding Business Day), commencing in _________ 1999.

         ERISA Restricted CitiCertificates. The Class A-__, Class A-IO, Class M and Class B CitiCertificates.

         Extraordinary Losses. Realized Losses resulting from Extraordinary Events.

         [Individual Retail CitiCertificate. A Class A-__ CitiCertificate which evidences $1,000 original Stated Amount.]

         Initial Bankruptcy Loss Amount. The Initial Bankruptcy Loss Amount is $______.

         Initial Fraud Loss Amount.  The Initial Fraud Loss Amount is $______.

         Initial Special Hazard Loss Amount. The Initial Special Hazard Loss Amount is $______.

         Initial Special Hazard Percentage. The Initial Special Hazard Percentage is ____%.

         Initial Stated Amount. The Initial Stated Amount for each Subclass of the Class A CitiCertificates (or, in the case of the Class A-__, Class A-__ and Class A-IO CitiCertificates, their respective initial notional amounts), for the Class M CitiCertificates, for each Subclass of the Class B CitiCertificates [and for the Class L Regular Interests] are as set forth in Section 12.01(a).

         [Insurance  Agreement.  The Insurance  Agreement dated as of
________ 1, 1999 among the Insurer, CMSI and the Trustee, as amended from time to time.]

         [Insurance Policy. The certificate guaranty insurance policy issued by the Insurer on the Issue Date for the benefit of the Holders of the Insured Certificates, substantially in the form of Exhibit I.]

         [Insurance Premium. The Insurance Premium is a monthly fee equal to 0.05% per annum of the Stated Amount of the Insured Certificates as of the close of business on the first day of the month next preceding the month in which the related Distribution Date occurs or, in the case of the first Distribution Date, as of the close of business on the Startup Day, payable to the Insurer as provided in this Agreement.]

         [Insured Certificates.  The Class A-__ CitiCertificates.]

         [Insured Payment. An Insured Payment is (i) as of any Distribution Date, any Deficiency Amount and (ii) any Preference Amount.]

         [Insurer. The Insurer is ______ Insurance Corporation, a ______ stock insurance company.]

         [Insurer Deliverables. Each notice, report, opinion or other written item delivered pursuant to the following provisions shall also be delivered to each Insurer, if any, at the times and in the manner set forth therein:
         (a) the penultimate paragraph of Section 2.03 and
         (b) Section 3.05.]

         Interest Accrual Period. The Interest Accrual Period in respect of any Distribution Date is the first day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, the Cut-Off
Date) through the last day of the month preceding the month of such Distribution Date.

         Investment Account. The Certificate Account will be an Investment Account.

         Investor Rate. For the purposes of Section 9.01, the Investor Rate for each Mortgage Loan will be applicable Net Note Rate therefor.

         Issue Date.  The Issue Date is _______, 1999.

         Last Scheduled Distribution Date. The Last Scheduled Distribution Dates for the CitiCertificates [and the Class L-1 Regular Interest] are as set forth in Section 12.01(a).

         [Lower-Tier Certificates. The Lower-Tier Certificates shall consist of the Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 CitiCertificates, the Class L-1 Regular Interest, the Class L-2 Regular Interest and the Class LR Certificate.]

         [Lower-Tier REMIC. The Lower-Tier REMIC is one of the two separate REMICs comprising the Trust Fund, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Retail Reserve Fund, the Certificate Account, the insurance policies, if any, relating to a Mortgage Loan, and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure and all proceeds thereof and the rights of the Trustee under the Reserve Fund and the Insurance Policy. Neither the Reserve Fund nor the Class A-__ Policy Payments Account shall be assets of the Lower-Tier REMIC.]

         Mortgage Document Custodian. The initial Mortgage Document Custodian is Bank One Trust Company, N.A.

         Mortgage Loans. The Mortgage Loans will consist primarily of 20- to 30-year fixed-rate conventional one- to four-family mortgage loans.

         Mortgage Note Custodian. The Mortgage Document Custodian is also designated by CMSI as the Mortgage Note Custodian. At any time that the Rating Agencies respective rating of Citicorp's long-term senior debt is below the respective rating assigned by each such Rating Agency to the CitiCertificates, the Mortgage Note Custodian may not be an Affiliate of CMSI.

         Net Note Rate. For a Mortgage Loan, the related Mortgage Note Rate less the Servicing Fee.

         Non-PO Percentage. For any Mortgage Loan, the difference between (a) 100% and (b) the applicable PO Percentage.

         Non-PO Pool Adjusted Balance. As of any Distribution Date, the sum of the products of the applicable Non-PO Percentage of each Mortgage Loan and the Adjusted Balance of each Mortgage Loan for the preceding Distribution Date.

         Notices. The address of the Trustee to which notices should be sent is [Trustee, having its principal offices located at __________________, Attention:
Corporate Trust Department, CMSI 1999-____,] at or such other address of which the Trustee shall notify CMSI in writing. The address of CMSI to which notices should be sent is Citicorp Mortgage Securities, Inc., 909 Third Avenue,

30th Floor, New York, NY 10043, Attention: Andrew E. LaBarbera, or such other address of which CMSI shall notify the Trustee in writing. [The address of S&P to which notices should be sent is 25 Broadway, New York, NY 10004. The address of Fitch to which notices should be sent is Residential Mortgage Pass-Through Monitoring, Fitch Investors Service, L.P., One State Street Plaza, 32nd Floor, New York, New York 10004.]

         Original Class A Percentage. The Original Class A Percentage is ______%.

         Original Class A Stated Amount. The Original Class A Stated Amount is $______.

         Original Class B-1 Percentage. The Original Class B-1 Percentage is ______%.

         Original Class B-1 Stated Amount. The Original Class B-1 Stated Amount is $______.

         Original Class B-1 Subordination Level. The Original Class B-1 Subordination Level is equal to ______%.

         Original Class B-2 Percentage. The Original Class B-2 Percentage is ______%.

         Original Class B-2 Stated Amount. The Original Class B-2 Stated Amount is $______.

         Original Class B-2 Subordination Level. The Original Class B-2 Subordination Level is equal to ______%.

         Original Class B-3 Percentage. The Original Class B-3 Percentage is ______%.

         Original Class B-3 Stated Amount. The Original Class B-3 Stated Amount is $______.

         Original Class B-3 Subordination Level. The Original Class B-3 Subordination Level is equal to ______%.

         Original Class B-4 Percentage. The Original Class B-4 Percentage is ______%.

         Original Class B-4 Stated Amount. The Original Class B-4 Stated Amount is $______.

         Original Class B-4 Subordination Level. The Original Class B-4 Subordination Level is equal to ______%.

         Original Class B-5 Percentage. The Original Class B-5 Percentage is ______%.

         Original Class B-5 Stated Amount. The Original Class B-5 Stated Amount is $______.

         Original Class M Percentage. The Original Class M Percentage is ______%.

         Original Class M Stated Amount. The Original Class M Stated Amount is $______.

         Original Class M Subordination Level. The Original Class M Subordination Level is equal to ______%.

         Original Subordinated Stated Amount. The Original Subordinated Stated Amount is the sum of the Original Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Stated Amounts. The Original Subordinated Stated Amount is equal to $______.

         PAC Balance Amount. The PAC Balance Amount for either Class A Subclass of the PAC Certificates for any Distribution Date is the amount, if any, required to reduce the outstanding Stated Amount thereof (prior to giving effect to distributions in reduction thereof to be made on such Distribution Date) to their Planned Balance for such Distribution Date.

         PAC Certificates. The Class A-__, Class A-__ and Class A-__ CitiCertificates are planned amortization class certificates.

         Participant.  A participating organization in the Clearing Agency.

         Paying Agent. The Trustee shall act as the initial Paying Agent. However, the Servicer may at any time appoint a Paying Agent reasonably acceptable to the Trustee for all of the Certificates. Any such Paying Agent may be removed, and any other Paying Agent reasonably acceptable to the Trustee appointed, by the Servicer.

         Planned Balance. The Planned Balance for the PAC Certificates for any Distribution Date is set forth in the table attached hereto as Exhibit H.

         PO Loss Amount. With respect to each Distribution Date, the sum of (i) the difference, if any, between the Class A PO Principal Amount for such Distribution Date and the amount distributed in reduction of the Stated Amount of the Class A-__ CitiCertificates on such Distribution Date pursuant to Paragraph fifth of Section 13.01(b) and (ii) the PO Percentage of each Realized Loss (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses). On and after the Subordination Depletion Date, Available PO Loss Funds will be zero and therefore will not be available for reimbursement of PO Loss Amounts.

         PO Percentage. A fraction, expressed as a percentage, (a) for each Discount Mortgage Loan, the numerator of which is ____% minus the Net Note Rate and the denominator of which is ____% and (b) for each Premium Mortgage Loan, 0.0%.

         [Policy Payments Account. The account established pursuant to Section 12.08(c).]

         [Preference Amount. Any amount previously distributed to an Owner on the Insured Certificates that is recoverable and sought to be recovered as a avoidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.]

         Premium Mortgage Loan. Each Mortgage Loan having a Net Note Rate of ____% per annum or greater.

          Private Certificates. The Class A-IO, Class B-3, Class B-4 and Class B-5 CitiCertificates and the Residual Certificates.

         Rating Agencies. The Rating Agencies for the Class A CitiCertificates are S&P and Fitch, and the Rating Agency for the Class M, Class B-1, Class B-2, Class B-3 and Class B-4 CitiCertificates is Fitch.

         Record Date. The Record Date for each Distribution Date will be the close of business on the last day of the month preceding the month of the applicable Distribution Date.

         [Reserve Fund. The non-interest bearing account established with the Trustee and maintained by the Trustee for the benefit of the Class A-__ CitiCertificateholders pursuant to Section 12.07(h). The Reserve Fund shall be an Eligible Account.]

         [Reserve Withdrawal. With respect to any Distribution Date, the lesser of (a) the amount on deposit in the Reserve Fund and (b) the amount of Non-Supported Interest Shortfalls allocated to the Insured Certificates.]

         [Retail CitiCertificates. The Retail CitiCertificates are the Class A-__ CitiCertificates.]

         [Retail  Reserve Fund. The special reserve fund established pursuant to
Section 12.07(e) hereof. The Retail Reserve Fund shall be a non-interest bearing account.]

         Right to Repurchase. The right of CMSI to repurchase all of the Mortgage Loans pursuant to Section 9.01 hereof shall be conditioned upon, among other things, the aggregate Adjusted Balance of such Mortgage Loans being less than $______ at the time of any such repurchase, and, unless otherwise agreed by the Insurer, the purchase price paid by CMSI in connection therewith must equal or exceed the aggregate Stated Amount of all CitiCertificates then outstanding plus accrued interest thereon, any unreimbursed advances and all reimbursement amounts then owed to the Insurer.

         Schedule I TAC Balance Amount . The Schedule I TAC Balance Amount for the Class A-__, Class A-__ or Class A-__ CitiCertificates for any Distribution Date will be equal to the amount, if any, required to reduce the outstanding Stated Amount thereof (prior to giving effect to the distributions in reduction of the Stated Amount on such Distribution Date) to the Schedule I Targeted Balance.

         Schedule II TAC Balance Amount. The Schedule II TAC Balance Amount for the Class A-__, Class A-__ or Class A-__ CitiCertificates for any Distribution Date will be equal to the amount, if any, required to reduce the outstanding Stated Amount thereof (prior to giving effect to the distributions in reduction of the Stated Amount on such Distribution Date) to the Schedule II Targeted Balance.

         Schedule I Targeted Balance. The Schedule I Targeted Balance for the Class A-__, Class A-__ and Class A-__ CitiCertificates for any Distribution Date is set forth in the table attached hereto as Exhibit G.

         Schedule II Targeted Balance. The Schedule II Targeted Balance for the Class A-__, Class A-__ and Class A-__ CitiCertificates for any Distribution Date is set forth in the table attached hereto as Exhibit G.

         Scheduled Principal Amount. The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust) of the product of (A) the Non-PO Percentage for such Mortgage Loan and (B) the amount described in clause (a) of the definition of "Class A Non-PO Principal Amount", but without that amount being multiplied by the Class A Percentage.

         Servicing Fee. The Servicing Fee is a monthly fee equal to 0.__% per annum of the aggregate Adjusted Balance of each Mortgage Loan as of the close of business on the first day of the month next preceding the month in which the related Distribution Date occurs, payable to the Servicer out of each payment received by it on account of interest on such Mortgage Loan during the related Due Period, to the extent that the amount of such payment of interest exceeds the amount of interest with respect to such Mortgage Loan to be deposited in the Certificate Account.

         Single Certificate. A Single Certificate evidences, in the case of a Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class A-__, Class M, Class B-1 or Class B-2 CitiCertificate, $1.00 Initial Stated Amount, in the case of a Class A-__, Class A-__ and Class A-IO CitiCertificate, $1.00 initial notional amount, in the case of a Class B-3, Class B-4 or Class B-5 CitiCertificate, $1,000 Initial Stated Amount and, in the case of a Residual Certificate, 1% Percentage Interest.

         Startup Day.  The Startup Day will be ______, 1999.

         Stated Rate. The Stated Rates for the CitiCertificates [and the Class L Regular Interests] are as set forth in Section 12.01(a).

         TAC Balance Amount. For the Class A-__, Class A-__ or Class A-__ CitiCertificates, the TAC Balance Amount for any Distribution Date will be equal to the amount, if any, required to reduce the outstanding Stated Amount thereof (prior to giving effect to distributions in reduction of the Stated Amount thereof to be made on such Distribution Date) to the Targeted Balance set forth in the table attached hereto as Exhibit G.

         TAC Certificates. The Class A-__, Class A-__, Class A-__, Class A-__, Class A-__and Class A-__ CitiCertificates are targeted amortization class certificates.

         Targeted Balance. The Targeted Balance for the Class A-__, Class A-__and Class A-__ CitiCertificates for any Distribution Date is set forth in the table attached hereto as Exhibit G.

         Trustee Advances. The Trustee (in its individual capacity) hereby undertakes to make Trustee Advances in accordance with Section 8.13.

         Underwriters.

         Unpaid PO Loss Amount. For any Distribution Date, the difference between (a) the sum of the PO Loss Amount for that and prior Distribution Dates and (b) amounts distributed pursuant to Paragraph fifth of Section 13.01(b).

         Unscheduled Principal Amount. The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust) of the product of (A) the Non-PO Percentage for such Mortgaged Loan and (B) the sum of the amounts described in clause (b), (c), (d) and (e) of the definition of "Class A Non-PO Principal Amount," but without that amount being multiplied by the Class A Prepayment Percentage.

         [Upper-Tier Certificates. The Upper-Tier Certificates shall consist of the Class A-__, Class A-__, Class A-__, Class A-__, Class A-__ and
Class A-__ CitiCertificates and the Class R Certificate.]

         [Upper-Tier REMIC. The Upper-Tier REMIC is one of the two separate REMICs comprising the Trust Fund, the assets of which consist of the Class L Regular Interests and such amounts as shall from time to time be held in the Upper-Tier REMIC Account. Neither the Reserve Fund, the Retail Reserve Fund nor the Class A-__ Policy Payments Account shall be assets of the Upper-Tier REMIC.]

         Voting Interest. As of any date, the Voting Interest of the Class A CitiCertificates shall equal the sum of (i) (100% minus the sum of the Voting Interests of the Class A-__, Class A-__ and Class A-IO CitiCertificates) multiplied by a fraction the numerator of which is the Class A Stated Amount and the denominator of which is the sum of the Class A Stated Amount, the Class M Stated Amount and the Class B Stated Amount and (ii) the Voting Interest of the Class A-__, Class A-__ and Class A-IO CitiCertificates. As of any date the Voting Interest of the Class M CitiCertificates will equal (a) 100% minus the Class A Voting Interest multiplied by (b) a fraction the numerator of which is the Class M Stated Amount and the denominator of which is the sum of the Class M Stated Amount and the Class B Stated Amount. As of any date the Voting Interest of the Class B CitiCertificates will equal 100% less the sum of the Voting Interest of the Class A and Class M CitiCertificates. The Voting Interest of the Class A CitiCertificates (other than the Class A-__ and Class A-__ CitiCertificates) and the Class B CitiCertificates will be allocated among the Subclasses of the Class A or Class B CitiCertificates, as the case may be, pro rata based on each such Subclass' Stated Amount. The Voting Interest of the Class A-__ and Class A-__ CitiCertificates shall be 1% for each such Class A Subclass. The Voting Interest of the Class A-IO CitiCertificates shall be 2%.

         Section 12.03.  Wire Transfer Eligibility.

         The minimum number of Single Certificates eligible for wire transfer on each Distribution Date, in the case of CitiCertificates, is 1,000,000 (representing a $1,000,000 Initial Stated Amount or initial notional amount) and, in the case of the Residual Certificates, a 100% Percentage Interest.

         Section 12.04.  REMIC-Related Provisions.

         [(a) Elections shall be made to treat the Trust Fund formed hereunder as, and the affairs of the Trust Fund shall be conducted so as to qualify it as, two separate REMICs (the "Lower-Tier REMIC" and the "Upper-Tier REMIC", respectively), for federal income tax purposes. CMSI and the Trustee agree to assure continuing treatment of the Trust Fund as segregated asset pools, and the treatment of each such segregated asset pool as a REMIC and to avoid the imposition of a tax on the Trust Fund, the Upper-Tier REMIC or the Lower-Tier REMIC, and to carry out the covenants set forth in this Article XII and the elections and reporting required in Section 3.07 on behalf of each of the Lower-Tier REMIC and Upper-Tier REMIC, including making the appropriate elections to treat the Trust Fund as two separate REMICs and maintaining two segregated accounts (the "Certificate Account" and the "Upper-Tier REMIC Account", respectively).

         (b) CMSI, on behalf of the Trustee, shall deposit daily in the Certificate Account in accordance with Section 3.02 all Remittances received by it, any amounts required to be deposited in the Certificate Account pursuant to
Section 3.01, all other deposits required to be made to the Certificate Account other than those amounts specifically designated to be deposited in the Upper-Tier REMIC Account in Section 3.28 and all investments made with moneys on deposit in the Certificate Account, including all income or gain from such investments, if any. Funds on deposit in the Certificate Account shall be held and invested in accordance with the applicable provisions of Section 3.02. Distributions from the Certificate Account shall be made in accordance with the provisions of Sections 3.04, 3.16 and Articles XII and XIII to make payments in respect of the Lower-Tier Certificates and to pay the Servicing Fee in accordance with Section 3.03(c) and to pay the Insurer in accordance with
Article XIII.

         Notwithstanding anything herein to the contrary, Upper-Tier Certificates shall not receive distributions directly from the Certificate Account. On each Distribution Date, CMSI, on behalf of the Trustee, shall withdraw from the Certificate Account and deposit in the Upper-Tier REMIC Account all distributions to be made on such Distribution Date in respect of interest on and in reduction of Stated Amounts of the Class L Regular Interests. The Trustee shall cause to be distributed from the Upper-Tier REMIC Account, to the extent funds are on deposit therefor, all amounts required to be distributed with respect to the Upper-Tier Certificates as specified in Articles XII and XIII.

         To the extent that any part of the Upper-Tier REMIC Account is designated in Article XII as an Investment Account, the provisions in Section
3.02 hereof applicable to the investment of funds shall apply to the Upper-Tier REMIC Account. In addition, the provisions of Section 3.02(b) shall apply to the Upper-Tier REMIC Account.]

         [(a)][(c)]CMSI shall maintain books with respect to [each Constituent] [the] REMIC on a calendar year taxable year and on the accrual method of accounting.

         [(b)][(d)]The Trustee shall not create, or permit the creation of, any "interests" in [either Constituent] [the] REMIC within the meaning of Code
Section 860D(a)(2) other than the interests represented by the Certificates[, and (with respect to the Lower-Tier REMIC) the Class L Regular Interests.]

         [(c)][(e)]Except as otherwise provided in the Code, CMSI shall not grant, and the Trustee shall not accept, property unless (i) substantially all of the property held by [each Constituent] [such] REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be granted to [either Constituent] [the] REMIC after the Startup Day, unless such grant would not subject the REMIC to the 100% tax on contributions to a REMIC after the Startup Day imposed by Code Section 860G(d).

         [(d)][(f)]The Trustee shall not accept on behalf of the Trust Fund or any Constituent REMIC any fee or other compensation for services and shall not accept on behalf of the Trust Fund any income from assets other than those permitted to be held by a REMIC.

         [(e)][(g)]The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans, or of an Eligible Investment held in the Certificate Account [or Upper-Tier REMIC Account] (other than in accordance with Sections 2.02, 2.03, 2.04 and 3.02(d)) unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and is in accordance with Section 9.01.

Section 12.05.    Expenses and Liabilities of the Trust Fund.

         CMSI, as Servicer, shall be liable for all expenses, liabilities and obligations of the Trust Fund (other than the obligation to make distributions in reduction of Stated Amount of the CitiCertificates [and the Class L Regular Interests] and the obligation to make distributions of interest on the CitiCertificates) including those set forth in Section 8.05 hereof. To the extent such expenses, liabilities or obligations consist of federal income taxes, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property and taxes on certain contributions to a REMIC after the Startup Day, nothing shall prevent the Servicer from contesting any such tax, if permitted by law, pending the outcome of such proceedings. If the Trustee determines that on any Distribution Date the amount in the Certificate Account due CMSI as its Servicing Fee, after the distribution of all amounts required to be distributed to the Holders of the Certificates has been made, is insufficient to pay expenses or meet any obligation of the Trust Fund, the Trustee shall give notice of any shortfall to CMSI setting forth the basis for such expenses. Within ten Business Days of such notice, CMSI shall deliver to the Trustee immediately available funds in the amount of such expenses.

         Section 12.06.    Tax Matters Person.

         If in any taxable year there shall be more than one Holder of the Class LR [or Class R] Certificate, a tax matters person may be designated with respect to the [related] REMIC, who shall have the same duties with respect to the [Lower-Tier] REMIC [or Upper-Tier REMIC, respectively,] as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code, and who shall be, in order of priority, (i) the Servicer or an Affiliate of the Servicer, if the Servicer or such Affiliate is the Holder of a Class LR [or Class R] Certificate at any time during the taxable year or at the time such designation is made, (ii) if the Servicer is not a Holder of a Class LR [or Class R] Certificate at the relevant time, the Servicer as agent for the Holder[s] of the Class LR [or Class R] Certificate, if such designation is permitted to be made under the Code or (iii) such Holder of a Class LR [or Class R] Certificate or person who may be designated a tax matters person in the same manner in which a tax matters partner may be designated under applicable Treasury Regulations, including Treasury Regulations ss. 1.860F-4(d) and temporary Treasury Regulations ss. 301.6231(a)(7)-1T.

           [ [Section 12.07. Distributions in Reduction of Stated Amount of the Retail CitiCertificates.

                  Distributions in reduction of Stated Amount of the Retail CitiCertificates will be made, prior to the earlier to occur of (i) the Subordination Depletion Date or (ii) the failure by the Insurer to make an Insured Payment, in integral multiples of $1,000 Stated Amount at the request of Beneficial Owners thereof or by mandatory distributions by random lot, pursuant to clauses (a) and (d) below, and thereafter on a pro rata basis pursuant to clause (f) below.

         (a) Subject to clause (f) below, on each Distribution Date on which distributions in reduction of Stated Amount are made on the Retail CitiCertificates, such distributions will be made in the following order of priority:

                  (1) with respect to a Deceased Holder, any request by the personal representatives or by a surviving tenant by the entirety, by a surviving joint tenant or by a surviving tenant in common, but not exceeding an aggregate distributions in reduction of Stated Amount of $100,000 per request; and

                  (2) with respect to a Beneficial Owner other than a Deceased Holder, any request not exceeding an aggregate distributions in reduction of Stated Amount of $10,000.

                  Requests for distributions in reduction of Stated Amount of the Retail CitiCertificates presented on behalf of Deceased Holders in accordance with the provisions of clause (1) above will be accepted in the order of their receipt by DTC and the Trustee. Requests for distributions in reduction of Stated Amount of the Retail CitiCertificates presented in accordance with the provisions of clause (2) above will be accepted in the order of their receipt by DTC after all requests presented in accordance with clause (1) above have been honored. Thereafter, requests for distribution on reduction of Stated Amount will be honored with respect to a Deceased Holder as provided in clause (1) above up to a second $100,000, and requests for such distributions will be honored with respect to a Beneficial Owner other than a Deceased Holder as provided for in clause (2) above up to a second $10,000. This sequence of priorities will be repeated until all requests for distributions in reduction of Stated Amount have been honored. All requests for distributions in reduction of Stated Amount of the Retail CitiCertificates submitted on behalf of Deceased

                  Holders and/or with respect to Retail CitiCertificates beneficially owned by any joint ownership arrangement will be accepted in accordance with the provisions set forth in
                  Section 12.07(b). All requests for distributions in reduction of Stated Amount of the Retail CitiCertificates must comply with the requirements set forth in Section 12.07(c) below.

                  Requests for distributions in reduction of Stated Amount of the Retail CitiCertificates with respect to any Distribution Date must be transmitted to DTC and the Trustee, via the APUT System, no later than the close of business on the related Record Date. Requests for distributions which are received by DTC and the Trustee after the related Record Date and requests, in either case, for distributions not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of Stated Amount on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 12.07(c). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the Beneficial Owner of the related Retail CitiCertificate, all in accordance with the procedures of DTC and the Trustee. A request for distributions in reduction of Stated Amount submitted on behalf of a Beneficial Owner who thereafter becomes a Deceased Holder shall become entitled to the priority afforded Deceased Holders pursuant to Section 12.07(a), provided, that, as to any Distribution Date, the Trustee shall have received appropriate written evidence of death and any required tax waivers on or before the related Record Date. Upon the transfer of beneficial ownership of any Retail CitiCertificate, any distribution request previously submitted with respect to such CitiCertificate must be withdrawn via the APUT System and approved by the Trustee as described herein.

                  Distributions in reduction of Stated Amount will be applied, in the aggregate, to the Retail CitiCertificates in an amount equal to the Class A Principal Distribution Amount allocable to such Subclass, plus an amount equal to the Insured Payments allocable to such Subclass pursuant to Section 12.01(d), plus any amounts available for distribution from the Retail Reserve Fund established as provided in Section 12.07(e), provided that the aggregate distribution in reduction of Stated Amount of the Retail CitiCertificates on any Distribution Date is made in an integral multiple of $1,000.

                  To the extent that the portion of the Class A Principal Distribution Amount allocable to distributions in reduction to Stated Amount of the Retail CitiCertificates on any Distribution Date, plus an amount equal to the Insured Payments allocable to the Class A-__ CitiCertificates pursuant to Section 12.01(d) exceeds the Stated Amount of the Retail CitiCertificates with respect to which distribution requests, as set forth above, have been received (plus, any amounts required to be distributed pursuant to the Retail Reserve
                  Fund), distributions in reduction of Stated Amount of the Retail CitiCertificates will be made by mandatory distribution pursuant to Section 12.07(d).

         (b) A Retail CitiCertificate shall be deemed to be held by a Deceased Holder for purposes of this Section 12.07 if the death of the Beneficial Owner thereof is deemed to have occurred. Retail CitiCertificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Beneficial Owner, and the Retail CitiCertificates so beneficially owned will be eligible for priority with respect to distributions in reduction of Stated Amount, subject to the limitations stated above. Retail CitiCertificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Beneficial Owners of a number of Individual Retail CitiCertificates greater than the number of Individual Retail CitiCertificates of which such trust is the owner. The death of a Beneficiary of a trust will be deemed to be the death of a Beneficial Owner of the Retail CitiCertificates beneficially owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirely, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of the trust. The death of a person who, during his or her lifetime, was entitled at least 75% of the beneficial ownership interests in Retail CitiCertificates will be deemed to be the death of the Beneficial Owner of such Retail CitiCertificates regardless of the registration of ownership, if such beneficial ownership interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interests shall include the power to sell, transfer or otherwise dispose of a Retail CitiCertificate and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of Stated Amount payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Beneficial Owner. The Trustee may rely conclusively upon documentation delivered to it pursuant to Section 12.07(a) in establishing the eligibility of any Beneficial Owner to receive the priority accorded Deceased Holders in Section 12.07(a).

         (c) Requests for distributions in reduction of Stated Amount of a Retail CitiCertificate must be made by the Beneficial Owner of such CitiCertificates or by the personal representative, surviving tenant by the entirety, surviving joint tenant or surviving tenant in common of a Deceased Holder by request therefor by delivering a written request therefor, together with appropriate evidence of death any necessary tax waivers in the case of a request by a Deceased Holder, to the Participant or Indirect Participant that maintains the account evidencing such Beneficial Owner's interest in Retail CitiCertificates. The Indirect Participant should in turn notify the related Participant of the Beneficial Holder's request. The Participant should transmit the request to DTC via the APUT system. The Participant will receive a confirmation from DTC of receipt of the request. Neither the Servicer nor the Trustee shall be liable for any delay in receipt of or confirmation of receipt of request by DTC via the

                  APUT system.

                  The Trustee shall rely on the list, maintained on the APUT system, of Participants representing Beneficial Owners of Retail CitiCertificates that have transmitted requests for distributions in reduction of Stated Amount of the Retail CitiCertificates, which list shall contain the order of receipt of transmitted request and the amount of each such request. The Trustee will honor requests for distributions in order of their receipt (subject to the priorities described in Section 12.07(a) above). The Trustee shall transmit confirmation to DTC and the appropriate Participants as to which requests should be honored on each Distribution Date. Requests shall be honored by the Trustee and DTC in accordance with the procedures, and subject to the priorities and limitations, described in Section 12.07. The exact procedures to be followed by the Trustee and DTC for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or DTC, as the case may be. The decisions of the Trustee and DTC concerning such matters will be final and binding on all affected persons.

                  With respect to Retail CitiCertificates as to which Beneficial Owners have requested distributions on a particular Distribution Date on which distributions in reduction of Stated Amount of the Retail CitiCertificates are being made, DTC and its Participants will be notified prior to such Distribution Date whether, and to the extent to which, such Retail CitiCertificates have been accepted for distributions. Participants and Indirect Participants holding Retail CitiCertificates are required to forward such notices to the Beneficial Owners of such CitiCertificates. It is expected that Beneficial Owners will receive such notice no later than three days prior to the applicable Distribution Date. Individual Retail CitiCertificates which have been accepted for a distribution shall be due and payable on the applicable Distribution Date and shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs.

                  Any Beneficial Owner of a Retail CitiCertificate which has requested a distribution may withdraw its request at any time by so notifying in writing the Participant or Indirect Participant that maintains such Beneficial Owner's account. In the event that such account is maintained by an Indirect Participant, such Indirect Participant must notify the related participant which in turn must transmit the withdrawal of such request to DTC and the Trustee. Any withdrawal of a request for distribution must be approved by the Trustee, which approval will be transmitted via the APUT system. Participants will receive confirmation of withdrawal, upon approval from the Trustee, via the APUT system. Any withdrawal of a request for distribution that has not been transmitted by the Participant and received by DTC and the Trustee on or prior to the Record Date for the next Distribution Date, will not be approved for withdrawal by the Trustee and the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of Stated Amount of Retail CitiCertificates on such Distribution Date.

                  In the event that any request for distribution in reduction of Stated Amount of the

                  Retail CitiCertificates is rejected by DTC or any withdrawal of any request for distribution is rejected by the Trustee for failure to comply with the requirements of this Section 12.07, DTC or the Trustee shall transmit to the Participant the reasons for such rejection.

      (d) To the extent, if any, that distributions in reduction of Stated Amount of the Retail CitiCertificates on a Distribution Date exceed the Stated Amount of Retail CitiCertificates with respect to which distribution requests have been received by the related Record Date, as provided in Section 12.07(a) above, distributions in reduction of the Stated Amount of the Retail CitiCertificates will be made by mandatory distributions in reduction thereof. Such mandatory distributions of Individual Retail CitiCertificates will be made by random lot in accordance with the then applicable random lot procedures of DTC, the Participants and the Indirect Participants representing the Beneficial Owners; provided however, that, if after the distribution in reduction of Stated Amount of the Retail CitiCertificates on the next succeeding Distribution Date on which mandatory distributions are to be made, the Stated Amount of the Retail CitiCertificates would not be reduced to zero, the Individual Retail CitiCertificates to which such distributions will be applied shall be selected by DTC from those Retail CitiCertificates not otherwise receiving distributions in reduction of Stated Amount on such Distribution Date. The Trustee shall notify DTC of the aggregate amount of the mandatory distribution in reduction of Stated Amount of the Retail CitiCertificates to be made on the next Distribution Date. DTC shall then allocate such aggregate amount among its Participants on a random lot basis. Each Participant and, in turn, each Indirect Participant will then select, in accordance with its own random lot procedures, Individual Retail CitiCertificates from among those held in its accounts to receive mandatory distributions in reduction of Stated Amount, such that the total amount so selected is equal to the aggregate amount of such mandatory distribution allocated to such Participant by DTC and to such Indirect Participant by its related Participant, as the case may be. Participants and Indirect Participant which hold Retail CitiCertificates selected for mandatory distributions in reduction of Stated Amount are required to provide notice of such mandatory distribution to the affected Beneficial Owners. The Servicer agrees to notify the Trustee of the amount of distributions in reduction of Stated Amount of the Retail CitiCertificates to be made on each Distribution Date in a timely manner such that the Trustee may fulfill its obligations pursuant to paragraph 10 of the Letter of Representations dated ______, 1999 among CMSI, the Trustee and DTC.

         (e) On the Startup Day, the Issuer shall establish a non-interest bearing account special reserve fund for the Retail CitiCertificates with the Trustee (the "Retail Reserve Fund") and shall deliver to the Trustee the sum of $999.99 as an initial deposit therein. On each Distribution Date on which a distribution is made in reduction of Stated Amount of the Retail CitiCertificates, funds on deposit in the Retail Reserve Fund shall be available to be applied to round upward to an integral multiple of $1,000 the aggregate distribution in reduction of Stated Amount to be made on the Retail CitiCertificates. Rounding of such distribution on the Retail CitiCertificates shall be accomplished, on the first such Distribution Date, by withdrawing from the

                  Retail Reserve Fund the amount of funds, if any, needed to round the amount otherwise available for such distribution in reduction of Stated Amount upward to the next integral multiple of $1,000. On each succeeding Distribution Date on which distributions in reduction of Stated Amount on the Retail CitiCertificates are to be made, the aggregate amount of such distribution allocable to the Retail CitiCertificates shall be applied first to repay any funds withdrawn from the Retail Reserve Fund on the prior Distribution Date, and then the remainder of such allocable amount, if any, shall be similarly rounded upward and applied as distributions in reduction of Stated Amount of the Retail CitiCertificates; this process shall continue on succeeding Distribution Dates until the Stated Amount of the Retail CitiCertificates has been reduced to zero.

                  Notwithstanding anything herein to the contrary, on the Distribution Date on which distributions in reduction of Stated Amount on the Retail CitiCertificates have reduced the Stated Amount thereof to zero or in the event that distributions in reduction of Stated Amount of the Retail CitiCertificates are made in accordance with the provision set forth in Section 12.07(f), an amount equal to the difference between $999.99 and the sum then held in the Retail Reserve Fund shall be paid from the Pool Distribution Amount to the Retail Reserve Fund. Any funds then on deposit in the Retail Reserve Fund shall be distributed to the Holder of the Class LR Certificate.

         (f) Notwithstanding any provisions herein to the contrary, on and after the earlier to occur of (i) the Subordination Depletion Date or (ii) any Distribution Date with respect to which the Insurer fails to make an Insured Payment, distributions in reduction of Stated Amount of the Retail CitiCertificates will be made on a pro rata basis among the holders of the Retail CitiCertificates and shall no longer be made in integral multiples of $1,000 and shall no longer be made at the request of the Beneficial Owners thereof or by mandatory distributions by random lot. In the event that pro rata distributions cannot be made through the facilities of DTC in accordance with this provision, the Retail CitiCertificates will be withdrawn from the facilities of DTC and Definitive Certificates will be issued to replace such withdrawn Book-Entry CitiCertificates.

         (g) In the event that Definitive Certificates representing the Retail CitiCertificates are issued pursuant to Section 5.06 or
                  Section 12.07(f), an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of Stated Amount of the Retail CitiCertificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Retail CitiCertificates, with the provisions of this Section 12.07; provided, however, that, without its consent, no such amendment shall materially and adversely affect the Insurer.

         (h) The Reserve Fund shall be established on the Startup Day and maintained by the Trustee in accordance with this Section 12.07(h). At the time the Reserve Fund is established, the Issuer shall cause to be deposited into the Reserve Fund the amount of $14,000. All funds in the Reserve Fund shall be held in trust for the benefit of the Holders of the Class A-__ CitiCertificates until withdrawn in accordance with this Section 12.07(h) and Section 13.01.

                  With respect to each Distribution Date, the Reserve Withdrawal shall be withdrawn by the Trustee from the amount on deposit in the Reserve Fund and distributed on such Distribution Date to the Holders of the Class A-__ CitiCertificates, pro rata, based on Percentage Interest.

                  Notwithstanding anything herein to the contrary, on the Distribution Date on which the Stated Amount of the Class A-__ CitiCertificates has been reduced to zero, any funds then on deposit in the Reserve Fund shall be distributed to ________. at the address provided by it to the Trustee.

                  The Reserve Fund will be an "outside reserve fund" under the REMIC Provisions that is beneficially owned for federal income tax purposes by Lehman Brothers Inc. which shall report all income, gain, deduction or loss with respect thereto, and will not be an asset of the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust.] ]


       [Section 12.08.  The Insurance Policy.

              (a) If, on the third Business Day before any Distribution Date, the Trustee determines that the amount on deposit in the Certificate Account distributable to Holders of the Insured Certificates pursuant to Section 13.01(b), together with any amounts that may be distributable to the Holders of the Insured Certificates on such Distribution Date, the Trustee shall determine the amount of any such deficiency and shall give Notice to the Insurer and the appropriate Fiscal Agent (as defined in the Insurance Policy), if any, by telephone or telecopy of the amount of such deficiency, confirmed in writing to the Insurer, such Notice to be substantially in the form of Exhibit A attached to the Insurance Policy and delivered by 12:00 noon, New York City time on such third Business Day.

              (b) In the event the Trustee receives a certified copy of an order of the appropriate court that any scheduled payment of principal or interest on a Insured Certificate has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall (i) promptly notify the Insurer, as appropriate, and the Fiscal Agent, if any, and
                  (ii) comply with the provisions of the Insurance Policy to obtain payment by the Insurer of such voided scheduled payment. In addition, the Trustee shall mail notice to all Holders of the Insured Certificates so affected that, in the event that any such Holder's scheduled payment is so recovered, such Holder will be entitled to payment pursuant to the terms of the Insurance Policy, a copy of which shall be made available to such Holders by the Trustee. The Trustee shall furnish to the Insurer and the appropriate Fiscal Agent, if any, its records listing the payments on the affected Insured Certificates, if any, that have been made by the Trustee and subsequently recovered from the affected Holder, and the dates on which such payments were made by the Trustee.

              (c) At the time of the execution hereof, and for the purposes hereof, the Trustee shall establish an Eligible Account in the name of the Trustee for the benefit of Holders of the Insured Certificates (the "Policy Payments Account") over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amount paid under the Insurance Policy into the Insured Certificates Policy Payments Account and distribute such amount only for the purposes of making payments to Holders of the Insured Certificates in respect of the Insured Payments by the Insurer pursuant to the Insurance Policy for which the related claim was made under the Policy. Such amounts shall be allocated by the Trustee to Holders of Insured Certificates affected by such shortfalls in the same manner as principal and interest distributions are to be allocated with respect to such CitiCertificates pursuant to Section 13.01. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to make regular payments hereunder with funds withdrawn from the Certificate Account. However, any payments made on the Insured Certificates from funds in the Policy Payments Account shall be noted as provided in subsection (e) below. Funds held in the Policy Payments Account shall not be invested by the Trustee.

              (d) Any funds received from the Insurer for deposit into the
                  Policy Payments Account pursuant to the Insurance Policy in respect of a Distribution Date or otherwise as a result of any claim under such Insurance Policy shall be applied by the Trustee directly to the payment in full (i) of the Deficiency Amount due on such Distribution Date on the Insured Certificates, or (ii) of the Preference Amount to which payments under the Insurance Policy are to be applied. Funds received by the Trustee as a result of any claim under the Insurance Policy shall be used solely for payment of the Holders of the Insured Certificates, respectively, and may not be applied for any other purpose, including, without limitation, satisfaction of any costs, expenses or liabilities of the Trustee or the Trust Fund. Any funds remaining in the Policy Payments Account on the first Business Day after each Distribution Date shall be remitted promptly to the Insurer pursuant to the written instruction of the Insurer.

              (e) The Trustee shall keep complete and accurate records in respect of (i) all funds remitted to it by the Insurer and deposited into the Policy Payments Account and (ii) the allocation of such funds to (A) payments of interest on and principal in respect of any Insured Certificates, (B) Realized Losses allocated to the Insured Certificates and (C) Non-Supported Interest Shortfalls allocated to the Insured Certificates. The Insurer shall have the right to inspect such records at reasonable times during normal business hours upon three Business Days' prior notice to the Trustee.

              (f) The Trustee acknowledges, and each Holder of an Insured
                  Certificate by its acceptance of such Insured Certificate agrees, that, without the need for any further action on the part of the Insurer or the Trustee, to the extent the Insurer makes payments, directly or indirectly, on account of principal of or interest on any Insured

                  Certificate, the Insurer will be fully subrogated to the rights of the Holders of such Insured Certificates to receive such principal and interest from the Trust Fund. The Holders of the Insured Certificates, by acceptance of the Insured Certificates, assign their rights as Holders of the Insured Certificates to the extent of the Insurer's interest with respect to amounts paid under the Insurance Policy. Anything herein to the contrary notwithstanding solely for purposes of determining the Insurer's rights as subrogee for payments distributable pursuant to Sections 12.01 and 13.01, any payment with respect to distributions to the Insured Certificates that is made with funds received pursuant to the terms of the Insurance Policy shall not be considered a payment of the Insured Certificates from the Trust Fund and shall not result in the distribution or the provision for the distribution in reduction of the Stated Amount of the Insured Certificates within the meaning of Section 12.07.

              (g) Upon its becoming aware of the occurrence of an Event of
                  Default, the Trustee shall promptly notify the Insurer of such Event of Default.

              (h) The Trustee shall promptly notify the Insurer of either of the following as to which it has actual knowledge: (A) the commencement of any proceeding by or against the Issuer commenced under the United States bankruptcy code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") and
                  (B) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of the distribution made with respect to the Insured Certificates. Each Holder of an Insured Certificate, by its purchase of an Insured Certificate, and the Trustee hereby agree that the Insurer (so long as no default in payment by the Insurer under the Insurance Policy exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, Insurer shall be subrogated to the rights of the Trustee and each Holder of an Insured Certificates in the conduct of any Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

              (i) The Trustee shall surrender the Insurance Policy to the
                  Insurer for cancellation upon reduction of the Stated Amount of the Insured Certificates to zero or replacement of the Insurer pursuant to Section 12.09.

             (j)   With respect to this Section 12.08,

                           (i) the terms "Receipt" and "Received" shall mean actual delivery to the Insurer and the Insurer's Fiscal Agent, if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day or after 12:00 noon, New York City time, shall be deemed to be Receipt on the next succeeding Business Day. If any notice or certificate given under the Insurance Policy by the Trustee is not in proper form or is not properly completed, executed or delivered, in any material manner, it shall be deemed not to have been Received. The Insurer or its Fiscal Agent, if any, shall promptly so advise the Trustee and the Trustee may submit an amended notice, and

                                   "Business Day" means any day other than (A) a Saturday or Sunday or (B) a day on which the Insurer is closed or banking institutions in the City of New York, New York or in the city in which the corporate trust office of the Trustee is located are authorized or obligated by law or executive order to close.]

         [Section 12.09.  Replacement of the Insurance Policy.

                  Notwithstanding any other provision of this Agreement to the contrary, in the event that the Insured Certificates are downgraded by a Rating Agency solely as a result of the downgrade of the Insurer by both Moody's, to less than "Aa", and S&P, to less than "AA", CMSI shall have the right, but not the obligation, to replace the Insurance Policy in its entirety, at its own expense to the extent that the cost of such replacement exceeds the Insurance Premium, with another form of credit enhancement and to amend this Agreement as necessary or appropriate in order to implement such replacement of the Insurance Policy without the consent of the Certificateholders or the Trustee; provided that: (a) the rating of the Insured Certificates subsequent to any such replacement shall be at least the ratings initially assigned to such Class of CitiCertificates by the Rating Agencies and the Trustee and CMSI shall have received notice confirming such ratings from the Rating Agencies; (b) the Trustee and CMSI shall have received an Opinion of Counsel to the credit enhancement provider to the effect (i) that (A) the credit enhancement is a valid and legally binding obligation of the credit enhancement provider enforceable in accordance with its terms and (B) the credit enhancement is not a separate security or, if a separate security, is exempt from registration or has been duly registered under the Act, (ii) that the credit enhancement meets the condition set forth in
                  Section II(i) of U.S. Department of Labor Prohibited Transaction Class Exemption 83-1, provided however, that such opinion with respect to this clause (ii) only may be waived by CMSI upon advise of outside counsel, and (iii) such opinion shall also cover such other matters as the Trustee or CMSI shall reasonably require; (c) the Insurance Policy has been delivered to the Insurer for cancellation and (d) written notice shall be given to the Insured Certificateholders of such replacement within ten (10) Business Days following such replacement.]


                                  ARTICLE XIII

                 SUBORDINATION; PRIORITIES; ALLOCATION OF LOSSES


             Section 13.01. Subordination; Priority of Distributions

            (a) The rights of the holders of the Class M CitiCertificates to receive distributions in respect thereof on any Distribution Date shall be subordinated to the rights of the Class A CitiCertificateholders to receive distributions [(and to distributions to the Class L-1 Regular Interest)] to the extent, and only to the extent, described herein. The rights of the holders of any Class B Subclass to receive distributions in respect of such Class B Subclass on any Distribution Date shall be subordinated to the rights of the Class A and Class M CitiCertificateholders and the holders of each Class B Subclass having a lower numerical designation to receive distributions [(and to distributions to the Class L Regular Interests)] to the extent, and only to the extent, described herein. The right of CMSI to receive its Servicing Fee shall not be subordinated to the rights of the CitiCertificateholders.

           (b) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows [(and the Insured Payments and Reserve Withdrawal will be applied to make payments to the Insured Certificates as provided in Section 12.08 and 12.07(h), respectively)]:

                  first, [to the Insurer, to pay the Insurance Premium] [intentionally omitted];

                  second, to the Subclasses of Class A CitiCertificates, pro rata, based upon their respective Class A Subclass Interest Amounts, in an aggregate amount up to the Class A Interest Amount; provided, however that prior to the applicable Accretion Termination Date, the amount allocable to any Subclass of Accrual CitiCertificates pursuant to this clause second shall not be distributed to such Accrual CitiCertificates but will instead be distributed in reduction of the Stated Amounts of the Accretion Directed CitiCertificates and the Accrual CitiCertificates, in each case in the manner and in the amount set forth in Section 12.01(c);

                  third, to the Subclasses of Class A CitiCertificates, pro rata, based upon their respective unpaid Class A Subclass Interest Shortfall Amounts, in an aggregate amount up to the unpaid Class A Unpaid Interest Shortfall; provided, however that prior to the applicable Accretion Termination Date, the amount allocable to any Subclass of Accrual CitiCertificates pursuant to this clause third shall not be distributed to such Accrual CitiCertificates but will instead be distributed in reduction of the Stated Amounts of the Accretion Directed CitiCertificates and the Accrual CitiCertificates, in each case in the manner and in the amount set forth in Section 12.01(c);

                  fourth, to the Subclasses of Class A CitiCertificates, in an aggregate amount up to the Class A Principal Distribution Amount (other than the portion that represents the Accretion

         Distribution Amount, if any), such distribution to be allocated among such Subclasses in accordance with Section 12.01(d) or Section 13.01(c), as applicable;

                  fifth, to the Class A-__ CitiCertificates, in an aggregate amount equal to the lesser of (a) Available PO Loss Funds and (b) any Unpaid PO Loss Amounts;

                  sixth, to the Class M CitiCertificates in an amount up to the Class M Interest Amount;

                  seventh, to the Class M CitiCertificates in an amount up to the Class M Unpaid Interest Shortfall Amount;

                  eighth, to the Class M CitiCertificates in an amount up to the Class M Optimal Principal Amount less any amount applied to payment of any Unpaid PO Loss Amount;

                  ninth, to the Class B-1 CitiCertificates in an amount up to their Class B Subclass Interest Amount;

                  tenth, to the Class B-1 CitiCertificates in an amount up to the Class B-1 Unpaid Interest Shortfall Amount;

                  eleventh, to the Class B-1 CitiCertificates in an amount up to the Class B-1 Optimal Principal Amount less any amount applied to payment of any Unpaid PO Loss Amount;

                  twelfth, to the Class B-2 CitiCertificates in an amount up to their Class B Subclass Interest Amount;

                  thirteenth, to the Class B-2 CitiCertificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

                  fourteenth, to the Class B-2 CitiCertificates in an amount up to the Class B-2 Optimal Principal Amount less any amount applied to payment of any Unpaid PO Loss Amount;

                  fifteenth, to the Class B-3 CitiCertificates in an amount up to their Class B Subclass Interest Amount;

                  sixteenth, to the Class B-3 CitiCertificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

                  seventeenth, to the Class B-3 CitiCertificates in an amount up to the Class B-3 Optimal Principal Amount less any amount applied to payment of any Unpaid PO Loss Amount;

                  eighteenth, to the Class B-4 CitiCertificates in an amount up to their Class B Subclass Interest Amount;

                  nineteenth, to the Class B-4 CitiCertificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

                  twentieth, to the Class B-4 CitiCertificates in an amount up to the Class B-4 Optimal Principal Amount less any amount applied to payment of any Unpaid PO Loss Amount;

                  twenty-first, to the Class B-5 CitiCertificates in an amount up to their Class B Subclass Interest Amount;

                  twenty-second, to the Class B-5 CitiCertificates in an amount up to the Class B-5 Unpaid Interest Shortfalls;

                  twenty-third, to the Class B-5 CitiCertificates in an amount up to the Class B-5 Optimal Principal Amount less any amount applied to payment of any Unpaid PO Loss Amount;

                  [twenty-fourth, to the Insured Certificates, any Non-Supported Interest Shortfalls allocated to the Insured Certificates, the principal portion and the interest portion of Realized Losses allocated to the Insured Certificates and, with respect to the Last Scheduled Distribution Date, the Stated Amount of the Insured Certificates to the extent unpaid on the Last Scheduled Distribution Date] [intentionally omitted];

                    [twenty-fifth, to the Insurer in reimbursement of amounts previously paid by the Insurer under the Insurance Policy and accrued interest thereon, if any, at the Late Payment Rate (as defined in the Insurance Agreement)] [intentionally omitted];and twenty-sixth, to the Holder of the Class LR Certificate.

       [Notwithstanding the foregoing, no payment owing pursuant to the foregoing clause twenty-fifth shall be paid to the Insurer until the cumulative amount owing thereunder and not previously paid to the Insurer is equal to at least $___.00; provided, however, that upon the Last Scheduled Distribution Date or earlier termination pursuant to Section 9.01 or replacement pursuant to
Section 12.09, any cumulative amount owing thereunder and not previously paid to the Insurer shall be paid to the Insurer.]

       [In addition, the holders of the Insured Certificates will be entitled to receive funds with respect to the Insurance Policy representing Deficiency Amounts. The Insured Certificates shall be entitled to receive funds from the Reserve Fund, so long as funds remain available therein, for any Non-Supported Interest Shortfall allocated to the Insured Certificates on such Distribution Date. Prior to any draw on the Insurance Policy with respect to any Non-Supported Interest Shortfall allocated to the Insured Certificates only, the Trustee shall withdraw from the Reserve Fund the Reserve Withdrawal and shall distribute such amount to the Insured Certificates pursuant to Section 12.07(h) or Section 13.01.]

         (c) On each Distribution Date occurring on or subsequent to the Subordination Depletion Date, the Class A Principal Distribution Amount shall be distributed among the Subclasses of Class A CitiCertificates as set forth in
Section 12.01(f) and the Class A Interest Amount shall be distributed among the Class A Subclasses pro rata in accordance with their respective Class A Subclass Interest Amounts.

         (d) (i) if on any Distribution Date the Current Class M Subordination Level is less than the Original Class M Subordination Level, then the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 CitiCertificates shall not be eligible to receive any distributions in reduction of Stated Amount and the Class B-1 Percentage, Class B-2 Percentage, the Class B-3 Percentage, the Class B-4 Percentage, the Class B-5 Percentage, the Class B-1 Prepayment Percentage, the Class B-2 Prepayment Percentage, the Class B-3 Prepayment Percentage, the Class B-4 Prepayment Percentage and the Class B-5 Prepayment Percentage shall each be equal to zero with respect to such Distribution Date;

                  (ii) if on any Distribution Date the Current Class B-1 Subordination Level is less than the Original Class B-1 Subordination Level, then the Class B-2, Class B-3, Class B-4 and Class B-5 CitiCertificates shall not be eligible to receive distributions in reduction of Stated Amount and the Class B-2 Percentage, the Class B-3 Percentage, the Class B-4 Percentage, the Class B-5 Percentage, the Class B-2 Prepayment Percentage, the Class B-3 Prepayment Percentage, the Class B-4 Prepayment Percentage and the Class B-5 Prepayment Percentage shall each be equal to zero with respect to such Distribution Date;

                  (iii) if on any Distribution Date the Current Class B-2 Subordination Level is less than the Original Class B-2 Subordination Level, then the Class B-3, Class B-4 and Class B-5 CitiCertificates shall not be eligible to receive distributions in reduction of Stated Amount and the Class B-3 Percentage, the Class B-4 Percentage, the Class B-5 Percentage, the Class B-3 Prepayment Percentage, the Class B-4 Prepayment Percentage and the Class B-5 Prepayment Percentage shall each be equal to zero with respect to such Distribution Date;

                  (iv) if on any Distribution Date the Current Class B-3 Subordination Level is less than the Original Class B-3 Subordination Level, then the Class B-4 and Class B-5 CitiCertificates shall not be eligible to receive distributions in reduction of Stated Amount and the Class B-4 Percentage, the Class B-5 Percentage, the Class B-4 Prepayment Percentage and the Class B-5 Prepayment Percentage shall each be equal to zero with respect to such Distribution Date; and

                  (v) if on any Distribution Date the Current Class B-4 Subordination Level is less than the Original Class B-4 Subordination Level, then the Class B-5 CitiCertificates shall not be eligible to receive distributions in reduction of Stated Amount and the Class B-5 Percentage and the Class B-5 Prepayment Percentage shall each be equal to zero with respect to such Distribution Date.

                  (vi) if on any Distribution Date, any of the Subordinated CitiCertificates are not entitled to distributions in reduction of Stated Amount based on clause (ii) through (v) above and on such Distribution Date the Class M CitiCertificates or the Subclasses of Class B CitiCertificates with lower numerical designations are reduced to zero, the amount set forth in clauses (ii) through

(v) will be determined based on the Stated Amounts of the Subordinated CitiCertificates still outstanding.

         (e) No Class A Subclass Interest Shortfall Amount, Class A Unpaid Interest Shortfall, Unpaid PO Loss Amount, Class M Interest Shortfall, Class M Unpaid Interest Shortfall, Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Interest Shortfall or Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Unpaid Interest Shortfall will itself bear interest.

         Section 13.02.  Allocation of Realized Losses; Recoveries.

         (a) With respect to any Distribution Date prior to the Subordination Depletion Date, the applicable Non-PO Percentage of the principal portion of Realized Losses (other than Debt Service Reductions, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated as follows:

                  first, to the Class B-5 CitiCertificates until their Class B Subclass Stated Amount has been reduced to zero;

                  second, to the Class B-4 CitiCertificates until their Class B Subclass Stated Amount has been reduced to zero;

                  third, to the Class B-3 CitiCertificates until their Class B Subclass Stated Amount has been reduced to zero;

                  fourth, to the Class B-2 CitiCertificates until their Class B Subclass Stated Amount has been reduced to zero;

                  fifth, to the Class B-1 CitiCertificates until their Class B Subclass Stated Amount has been reduced to zero; and

                  sixth, to the Class M CitiCertificates until their Stated Amount has been reduced to zero.

         With respect to any Distribution Date, the applicable PO Percentage of such losses will be allocated to the Stated Amount of the Class A-__ CitiCertificates.

         With respect to any Distribution Date on or after the Subordination Depletion Date, the applicable Non-PO Percentage of such losses will be allocated to the Class A CitiCertificates (other than the Class A-__ CitiCertificates), based on their Class A Subclass Loss Percentage. Notwithstanding the foregoing, on each Distribution Date so long as the Class A-__ CitiCertificates are outstanding, the Class A-__ Loss Amount shall be applied to reduce the Stated Amount of the Class A-__ CitiCertificates to the extent of the Class A-__ Loss Allocation Amount.

         This allocation of Realized Losses will be effected through the reduction of the applicable Class or Subclass Stated Amount, as the case maybe. [Subject to the terms of the Insurance Policy, any Realized Losses, including Excess Special Hazard Losses, Excess Fraud Losses and Excess

Bankruptcy Losses (and excluding any Extraordinary Losses), allocated to the Insured Certificates will be covered by an Insured Payment from the Insurer in accordance with Section 12.08. If the Insurer fails to make an Insured Payment then any losses allocated to the Insured Certificates will be allocated pro rata among the Insured Certificates.]

         Losses and delinquencies resulting from Extraordinary Events will be allocated in the same manner as Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses as set forth in Section 13.02(b).

         (b) The principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses shall be allocated as follows: The applicable PO Percentage of such Realized Losses shall be allocated to the Class A-__ CitiCertificates and the applicable Non-PO Percentage of such Realized Losses shall be allocated on a pro rata basis among the Class A Subclasses (other than the Class A-__ CitiCertificates), Class M CitiCertificates and Class B Subclasses based on the Stated Amount of each such Subclass or Class prior to giving effect to distributions in reduction of Stated Amount on the relevant Distribution Date (or, in the case of the Accrual CitiCertificates, their initial Class A Subclass Stated Amount, if lower). [Realized Losses (excluding any Extraordinary Losses) allocated to the Insured Certificates will be covered by the Insurance Policy.]

         (c) Any Realized Losses allocated to a Subclass of Class A or Class B CitiCertificates or the Class M CitiCertificates pursuant to Section 13.02(a) or
Section 13.02(b) shall be allocated among the CitiCertificates of such Subclass or Class based on their respective Stated Amounts.

         (d) In the event that there is a recovery of an amount in respect of principal which had previously been allocated as a Realized Loss to any one or more Subclasses of Class A CitiCertificates, the Class M CitiCertificates or any one or more Subclasses of Class B CitiCertificates, the amount of such recovery shall be distributed to Holders of the Class A CitiCertificates in the same manner as such loss was allocated to such Class A Subclass, but only if and to the extent the Class A CitiCertificates had theretofore been allocated any Realized Losses in respect of principal. The amount of such recovery allocated to the Class A CitiCertificates (other than the Class A-__ CitiCertificates) is referred to as the "Reimbursable Class A Non-PO Losses." The amount of such recovery allocated to the Class A-__ CitiCertificates (exclusive of amounts in respect of such a Realized Loss previously distributed in respect of the Class A-__ CitiCertificates as reimbursement of Unpaid PO Loss Amounts) is referred to as the "Reimbursable Class A PO Losses". Any remaining amount of any such recovery shall be distributed to the Class M CitiCertificates but only if and to the extent that the Class M CitiCertificates had theretofore been allocated any Realized Losses ("Reimbursable Class M Losses"), then to the Class B-1 CitiCertificates but only if and to the extent that the Class B-1 CitiCertificates had theretofore been allocated any Realized Losses and then to the Class B-2, Class B-3, Class B-4 and Class B-5 CitiCertificates in like manner (collectively, the "Reimbursable Class B Losses"). A Subclass or Class of CitiCertificates that is no longer outstanding shall not be entitled to any share of any such recovery.

         (e) The interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses shall be allocated pro rata among the Classes of CitiCertificates based on the amount of interest accrued on each such Class and among the Class A Subclasses (other than the Class A-__ and Class A-__ CitiCertificates), the Class M CitiCertificates and the Class B Subclasses, respectively, pro rata based on the Class A Interest Amount, the Class M Interest Amount and the Class B Interest Amount. Any such loss allocated to the Class A CitiCertificates shall be allocated among the outstanding Subclasses of Class A CitiCertificates (other than the Class A-__ and Class A-__ CitiCertificates) based on their Class A Subclass Interest Percentages. Any such loss allocated to the Class B CitiCertificates will be allocated among the outstanding Subclasses of Class B CitiCertificates based on their Class B Subclass Interest Percentages. After the Subordination Depletion Date, the interest portion of Realized Losses will be allocated among the outstanding Subclasses of Class A CitiCertificates as described above. [Subject to the terms of the Insurance Policy, all losses of interest allocated to the Insured Certificates, including Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses (and excluding Extraordinary Losses), will be covered by an Insured Payment from the Insurer in accordance with Section 12.08.]

         (f) Realized Losses allocated in accordance with this Section 13.02 will be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof,
(x) in the case of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses, prior to giving effect to distributions made under Section
13.01 on such Distribution Date and (y) in the case of all other Realized Losses, giving effect to distributions made under Section 13.01 on such Distribution Date.

         (g) On each Distribution Date occurring subsequent to the Subordination Depletion Date, the interest portion of Realized Losses and the interest portion of Remittance Delinquencies not covered by Voluntary Advances, Trustee Advances, Advance Account Advances or Certificate Account Advances with respect to such Distribution Date will be allocated pro rata between the CitiCertificates (other than the Class A-__ and A-__ CitiCertificates).

         Section 13.03. [intentionally omitted] [Class L Regular Interests Allocations and Distributions.]

                  [(a) On each Distribution Date, the Class L-1 Regular Interest shall receive a distribution in respect of principal equal to the amount distributed in reduction of the Stated Amounts of the Class A-__, Class A-__ and Class A-__ CitiCertificates and the Class L-2 Regular Interest shall receive a distribution in respect of principal equal to the amount distributed in reduction of the Stated Amount of the Class A-__ CitiCertificates. As of any date, the Stated Amount of the Class L-1 Regular Interest will equal the sum of the Stated Amounts of the Class A-__, Class A-__ and Class A-__ CitiCertificates and the Stated Amount of the Class L-2 Regular Interest will equal the Stated Amount of the Class A-__ CitiCertificates.

         On each Distribution Date, the Class L-1 Regular Interest shall receive a distribution in respect of interest equal to the sum of the amounts distributed in respect of interest to the Class A-__, Class A-__, Class A-__ and Class A-__ CitiCertificates and the Class L-2 Regular Interest shall receive a distribution in respect of interest equal to the sum of the amounts distributed in respect of interest to the Class A-__ and Class A-__ CitiCertificates.

         (b) With respect to any Distribution Date, the principal portion of Realized Losses and recoveries attributable to previously allocated Realized Losses will be allocated to the Class L-1 Regular Interest in the same manner as losses and recoveries are allocated to the Class A-__, Class A-__ and Class A-__ CitiCertificates and will be allocated to the Class L-2 Regular Interest in the same manner as losses and recoveries are allocated to the Class A-__ CitiCertificates.

         With respect to any Distribution Date, the interest portion of Realized Losses will be allocated to the Class L-1 Regular Interest in the same manner as interest is allocated to the Class L-1 Regular Interest and to the Class L-2 Regular Interest in the same manner as interest is allocated to the Class L-2 Regular Interest.

         (c) No interest shortfall amount or unpaid interest shortfall on any Class L Regular Interest will bear interest.

         (d) The Distribution Date Statement prepared by the Servicer pursuant to Section 3.03(f) shall include the following additional information:

                  (i) the distributions of principal in reduction of the Stated Amount of each Class L Regular Interest and the Stated Amount of each Class L Regular Interest to the extent that it will remain outstanding after giving effect to such distribution;

                  (ii) the amount of interest that has accrued on each Class L Regular Interest and any Non-Supported Interest Shortfall allocated thereto;

                  (iii) the amount of interest to be distributed on each Class L Regular Interest;

                  (iv) the amount of the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocable to each Class L Regular Interest; and

                  (v) the interest portion of Excess Special Hazard Losses, excess Fraud Losses and Excess Bankruptcy Losses allocable to each Class L Regular Interest.]

         Section 13.04. Distributions on the Residual Certificates. Upon a termination of the Trust in accordance with Section 9.01, the Class LR Certificate shall receive all amounts remaining in the Certificate Account [and the Retail Reserve Fund,] [and the Class R Certificate shall receive any amounts remaining in the Upper-Tier REMIC Account] after all required distributions on the CitiCertificates [and the Class L Regular Interests] [and to the Insurer] have been made.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers and their respective seals to be hereunto affixed, all as of the day and year first above written.


                                   CITICORP MORTGAGE SECURITIES, INC.


[SEAL]
                                   By:_______________________________
                                          [Senior] Vice President




                                   [TRUSTEE], in its individual capacity and as Trustee


[SEAL]
                                   By:__________________________________

State of New York        )
                         )  ss.:
County of New York       )

                  On the __th day of ____ 1999 before me, a notary public in and for the State of New York, personally appeared ________ known to me who, being by me duly sworn, did depose and say that he resides at New York, New York; that he is a [Senior] Vice President of Citicorp Mortgage Securities, Inc., one of the parties that executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


_______________________
Notary Public

[Notarial Seal]

State of New York        )
                         )  ss.:
County of New York       )

                  On the __th day of ____ 1999 before me, a notary public in and for the State of New York, personally appeared ______ known to me who, being by me duly sworn, did depose and say that she resides at New York, New York; that she is an Assistant Treasurer of [Trustee], a _____ banking corporation, one of the parties that executed the foregoing instrument; that she knows the seal of said banking corporation; that the seal affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said banking corporation; and that she signed her name thereto by like authority.


______________________
Notary Public

[Notarial Seal]

                                   EXHIBIT A-1
                     [GENERAL FORM OF CLASS A CERTIFICATES]


      THE PRINCIPAL AMOUNT OF THIS CLASS A CERTIFICATE IS DISTRIBUTABLE IN
         INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING
      PRINCIPAL AMOUNT OF THIS CLASS A CERTIFICATE AT ANY TIME MAY BE LESS
             THAN THE INITIAL PRINCIPAL AMOUNT REPRESENTED HEREBY.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
         OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR
       REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE
      ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS
        REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
      COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE
       OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
         WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.

                 REMIC PASS-THROUGH CERTIFICATES, SERIES 1999-__
              SENIOR CLASS A-__ CERTIFICATE, ____% CERTIFICATE RATE

          representing an ownership interest in a trust fund consisting primarily of mortgage loans acquired by

                       CITICORP MORTGAGE SECURITIES, INC.

Certificate No. 1                        Initial Principal Amount: $____________

________ Single Certificates

Last Scheduled
Distribution Date: ______ 25, 2029                                  CUSIP 172953


                  THIS CERTIFIES THAT, for value received Cede & Co. is the registered Holder of the number of Single Certificates (each representing $1.00 Initial Principal Amount) set forth above, each representing an undivided beneficial ownership interest in the trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement dated as of ______ 1, 1999 (the "Agreement") between Citicorp Mortgage Securities, Inc. ("CMSI") and [Trustee], in its individual capacity and as trustee (the "Trustee", which term includes any successor trustee), the assets of which consist of (i) a pool of 20- to 30-year fixed-rate, conventional one- to four-family mortgage loans (the "Mortgage Loans") originated or acquired by Citicorp Mortgage, Inc. ("CMI"),
(ii) funds in the Certificate Account and the Upper-Tier Remic Account (including any investment of funds contained therein) and (iii) certain related property. This Class A Certificate represents a "regular interest" in a real estate mortgage investment conduit ("REMIC") within the meaning of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended.

                  The registered Holder of this Class A Certificate is entitled to receive from the Trustee distributions in reduction of Principal Amount on the 25th day of each month commencing on the date determined as provided herein or, if such day is not a Business Day, the Business Day next following such day (each, a "Distribution Date"). Interest (computed on the basis of a 360-day year consisting of twelve 30-day months) on the Principal Amount of this Class A Certificate outstanding from time to time will be distributable for the period from ______ 1, 1999, or such later time to which interest has been distributed, until the Principal Amount has been reduced to zero, at the rate of ______________ percent (____%) per annum (net of any Non-Supported Interest Shortfall and the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocable to this Certificate). Interest distributable on this Class A Certificate on a Distribution Date will be equal to the amount of interest that has accrued from the first through the last day of the month preceding the month of each Distribution Date (the related "Interest Accrual Period"), to the extent specified in the Agreement. Distributions in reduction of Principal Amount on any Distribution Date will stop accruing interest from the end of the related Interest Accrual Period. Each such distribution in reduction of Principal Amount and of interest to Holders will, as provided in the Agreement, be made to the Person in whose name this Class A Certificate (or one or more Predecessor Certificates) is registered at the close of business on the Record Date for such distribution, which shall be the last Business Day of the month preceding the month in which the applicable Distribution Date occurs. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  NEITHER THIS CLASS A CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS A CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CMSI, CMI, CITIBANK, ANY AFFILIATES THEREOF, OR THEIR ULTIMATE PARENT, CITIGROUP INC.

                  Reference is hereby made to the provisions of the Agreement, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Class A Certificate is one of a duly authorized issue of certificates designated as set forth herein above as REMIC Pass-Through Certificates, Series 1999-__ (the "Certificates"), consisting of one senior Class, the Class A Certificates, consisting of _____ Subclasses of Certificates (the "Class A Certificates"), one senior subordinated Class of Certificates (the "Class M Certificates"), one subordinated Class, the Class B Certificates, consisting of five Subclasses of Certificates (the "Class B Certificates"), and one Class of residual certificates (the "Residual Certificates"). This Class A Certificate represents the number of Single Certificates set forth herein above. The Certificates are issued pursuant to the Agreement, to which Agreement reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of CMSI, the Trustee and the Holders of the Certificates, and of the terms upon which the Certificates are, and are to be, authenticated and delivered. Each Certificate represents an ownership interest in the Trust Fund.

                  The aggregate amount distributable in reduction of Principal Amount to Holders of the Class A Certificates on each Distribution Date shall be equal to the Class A Principal Distribution Amount for such Distribution Date.

                  Distributions in reduction of Principal Amount of the Class A Subclasses will be made as set forth in the Agreement.

                  The Class A Certificates are limited in right of payment to payments and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.

                  Distributions on this Class A Certificate will be made by check mailed to the Person entitled thereto, as specified by such Person in accordance with the terms of the Agreement or, if eligible for wire transfer in accordance with the Agreement, by wire transfer; or by such other means as the Person entitled thereto, the Paying Agent, the Trustee and CMSI shall agree. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class A Certificate will be made after due notice to the Holder hereof of the pendency of such distribution and only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of such distribution maintained for that purpose.

                  In the event that the 25th day of any month in which distributions are required to be made on the Class A Certificates shall not be a Business Day, then distributions need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date or such other date on which distributions are required to be made, and no additional interest shall accrue for any period as a result of distributions being made on such next succeeding Business Day.

                  The Agreement generally permits the amendment thereof at any time by CMSI and the Trustee with the consent of the Holders of Certificates evidencing interests aggregating not less than 66 2/3% of the Voting Interests of the Certificates materially and adversely affected by such amendment and, if a Class of the Residual Certificates is materially and adversely affected by such amendment, 66 2/3% of the Percentage Interest of each affected Class of the Residual Certificates; however, amendments reducing the amount or delaying the timing of distributions on the Certificates and certain other matters require the consent of all Holders. Any such consent by the Holder of this Class A Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Class A Certificate and of any Class A Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Class A Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of any of the Holders of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class A Certificate is registrable in the Certificate Register upon surrender of this Class A Certificate for registration of transfer, accompanied by a written instrument of transfer in form satisfactory to CMSI, the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations evidencing the same aggregate number of Single Certificates will be issued to the designated transferee or transferees.

                  The Class A Certificates are issuable only as registered Certificates without coupons. The denominations of this Subclass of the Class A Certificates will be an Initial Principal Amount of $1,000 or any whole dollar amount in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates of authorized denominations evidencing the same aggregate number of Single Certificates, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  CMSI, the Trustee and the Certificate Registrar and any agent of CMSI, the Trustee or the Certificate Registrar may treat the Person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither CMSI, the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

                  As of the Cut-Off Date, the latest scheduled maturity of any Mortgage Loan in the Trust Fund was not later than ______ 1, 2029. The obligations and responsibilities created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon (a) the repurchase by CMSI of all Mortgage Loans then outstanding and all property acquired in respect of any other Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (i) 100% of the Adjusted Balance of each Mortgage Loan outstanding on the first day of the month of repurchase (after giving effect to payments of principal due on such first day) plus accrued and unpaid interest thereon at the Net Note Rate per annum on the Mortgage Loans to but not including the Due Date in the month in which the related distribution is made to Certificateholders, after the deduction of related unreimbursed Trustee Advances made prior to the month of repurchase (other than such payments and advances in respect of interest in excess of the Net Note Rate per annum on the Mortgage Loans) and
(ii) the appraised value of any acquired property (less the good faith estimate of CMSI of liquidation expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by CMSI and the Trustee, or (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by Transfer Instrument in lieu of foreclosure of any such Mortgage Loan and (ii) the payment to the Certificateholders of all amounts in the Certificate Account and the Upper-Tier REMIC Account required to be paid to them pursuant to the Agreement. The exercise of the right of CMSI to repurchase the Mortgage Loans and property in respect of the Mortgage Loans will result in early retirement of the Certificates, such right of CMSI to repurchase being subject to (i) the aggregate Adjusted Balance of the Mortgage Loans at the time of repurchase being less than 5% of the aggregate Adjusted Balance of the Mortgage Loans as of the Cut-Off Date and (ii) receipt by the Trustee of an Opinion of Counsel or other evidence satisfactory to it that such repurchase will be part of a "qualified liquidation" within the meaning of Code Section 860F(a)(4)(A), will not otherwise adversely affect the status of the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC and will not otherwise subject the Upper-Tier REMIC or the Lower-Tier REMIC to any tax.

                  This Class A Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used without definition in this Class A Certificate which are defined in the Agreement have the meanings assigned to them in the Agreement.

                  Unless the certificate of authentication hereon has been executed by the Trustee or a duly authorized Authenticating Agent by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, Citicorp Mortgage Securities, Inc. has caused this Class A Certificate to be duly executed under its official seal.


                                    CITICORP MORTGAGE SECURITIES, INC.



                                    By:_______________________________
                                            Senior Vice President


[SEAL]


Attest:


_____________________________
     Assistant Secretary

         This is one of the Class A Certificates referred to in the within mentioned Agreement.


                                    [TRUSTEE],
                                      as Trustee



                                    By:____________________________
                                           Authorized Signature

Date: __________, 1999

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this Class A Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _______________ Custodian ____________________
                        (Cust)                      (Minor)
Under Uniform Gifts to Minors Act ___________________________________
                                               (State)

                      Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
__________________________________________________
__________________________________________________

(Please print or typewrite name and address, including zip code, of assignee)

__________________________________________________
the within Class A Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

__________________________________________________
attorney to transfer said Class A Certificate on the books of the Certificate Registrar with full power of substitution in the premises.

Dated:   ________________  __________________________

Signature Guaranteed by:_________________________________________

NOTICE: the signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a member of a Signature Guarantee Medallion Program.

                                   EXHIBIT A-2
                  [FORM OF INTEREST-ONLY CLASS A CERTIFICATES]


         THE NOTIONAL AMOUNT OF THIS CLASS A CERTIFICATE IS SUBJECT TO
          REDUCTION AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.
          ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CLASS A
      CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT
                              REPRESENTED HEREBY.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
         OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR
       REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE
      ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS
       REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
      COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE
       OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
         WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.

                 REMIC PASS-THROUGH CERTIFICATES, SERIES 1999-__
                          SENIOR CLASS A-_ CERTIFICATE
                             ____% CERTIFICATE RATE

          representing an ownership interest in a trust fund consisting primarily of mortgage loans acquired by

                       CITICORP MORTGAGE SECURITIES, INC.

Certificate No. 1                             Initial Notional Amount: $________

________ Single Certificates

Last Scheduled
Distribution Date: ______ 25, 2029                                  CUSIP 172953

                  THIS CERTIFIES THAT, for value received Cede & Co.is the registered Holder of the number of Single Certificates (each representing $1.00 initial notional amount) set forth above, each representing an undivided beneficial ownership interest in the trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement dated as of ______ 1, 1999 (the "Agreement") between Citicorp Mortgage Securities, Inc. ("CMSI") and [TRUSTEE], in its individual capacity and as trustee (the "Trustee", which term includes any successor trustee), the assets of which consist of (i) a pool of 20- to 30-year fixed-rate, conventional one- to four-family mortgage loans (the "Mortgage Loans") originated or acquired by Citicorp Mortgage, Inc. ("CMI"),
(ii) funds in the Certificate Account and the Upper-Tier Remic Account (including any investment of funds contained therein) and (iii) certain related property. This Class A Certificate represents a

"regular interest" in a real estate mortgage investment conduit ("REMIC") within the meaning of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended.

         The registered Holder of this Class A Certificate is entitled to receive from the Trustee distributions of interest on the 25th day of each month, commencing on the date determined as provided herein or, if such day is not a Business Day, the Business Day next following such day (each, a "Distribution Date"). This Class A-_ Certificate is an interest only certificate and is not entitled to distributions in respect of principal. Interest (computed on the basis of a 360-day year consisting of twelve 30-day months) on the Class A-_ Notional Amount of this Class A Certificate outstanding from time to time will be distributable for the period from ______ 1, 1999, or such later time to which interest has been distributed, until the Class A-4 Notional Amount has been reduced to zero, at the rate of ____% per annum (net of any Non-Supported Interest Shortfall and the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses, and Excess Bankruptcy Losses allocable to this Certificate). Interest distributable on this Class A Certificate on a Distribution Date will be equal to the amount of interest that has accrued from the first through the last day of the month preceding the month of each Distribution (the related "Interest Accrual Period"), to the extent specified in the Agreement. Each such distribution of interest to Holders will, as provided in the Agreement, be made to the Person in whose name this Class A Certificate (or one or more Predecessor Class A Certificates) is registered at the close of business on the Record Date for such distribution, which shall be the last Business Day of the month preceding the month in which the applicable Distribution Date occurs. This Class A Certificate is issued and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         This Certificate is issued on ______ , 1999, at an issue price of ________% of the initial Class A-4 Notional Amount, including accrued interest, and a stated redemption price at maturity equal to all interest distributions hereon, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of ___% of the Prepayment Model (as defined in the Prospectus Supplement dated ______ , 1999 with respect to the offering of the Class A, Class M, Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial Class A-4 Notional Amount of this Certificate is approximately ________%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately _____% and (iii) the amount of OID allocable to the short first accrual period (________, 1999 to ______ 25, 1999) as a percentage of the Initial Notional Amount of this Certificate, calculated using the exact method, is approximately 0.______%.

         NEITHER THIS CLASS A CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS A CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CMSI, CMI, CITIBANK, ANY AFFILIATES THEREOF, OR THEIR ULTIMATE PARENT, CITIGROUP INC.

         Reference is hereby made to the provisions of the Agreement, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Class A Certificate is one of a duly authorized issue of certificates designated as set forth herein above as REMIC Pass-Through Certificates, Series 1999-__ (the "Certificates"), consisting of one senior Class, the Class A Certificates, consisting of ______ Subclasses of Certificates (the "Class A Certificates"), one senior subordinated Class of Certificates (the "Class M Certificates"), one subordinated Class, the Class B Certificates, consisting of five Subclasses of Certificates (the "Class B Certificates"), and one Class of residual certificates (the "Residual Certificates"). This Class A Certificate represents the number of Single Certificates set forth herein above. The Certificates are issued pursuant to the Agreement, to which Agreement reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of CMSI, the Trustee and the Holders of the Certificates, and of the terms upon which the Certificates are, and are to be, authenticated and delivered. Each Certificate represents an ownership interest in the Trust Fund.

         The Class A Certificates are limited in right of payment to payments and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.

         Distributions on this Class A Certificate will be made by check mailed to the Person entitled thereto, as specified by such Person in accordance with the terms of the Agreement or, if eligible for wire transfer in accordance with the Agreement, by wire transfer; or by such other means as the Person entitled thereto, the Paying Agent, the Trustee and CMSI shall agree. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class A Certificate will be made after due notice to the Holder hereof of the pendency of such distribution and only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of such distribution maintained for that purpose.

         In the event that the 25th day of any month in which distributions are required to be made on the Class A Certificates, shall not be a Business Day, then distributions need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date or such other date on which distributions are required to be made, and no additional interest shall accrue for any period as a result of distributions being made on such next succeeding Business Day.

         The Agreement generally permits the amendment thereof at any time by CMSI and the Trustee with the consent of the Holders of Certificates evidencing interests aggregating not less than 66 2/3% of the Voting Interests of the Certificates materially and adversely affected by such amendment and, if a Class of the Residual Certificates is materially and adversely affected by such amendment, 66 2/3% of the Percentage Interest of each affected Class of the Residual Certificates; however, amendments reducing the amount or delaying the timing of distributions on the Certificates and certain other matters require the consent of all Holders. Any such consent by the Holder of this Class A Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Class A Certificate and of any Class A Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Class A Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of any of the Holders of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class A Certificate is registrable in the Certificate Register upon surrender of this Class A Certificate for registration of transfer, accompanied by a written instrument of transfer in form satisfactory to CMSI, the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations evidencing the same aggregate number of Single Certificates will be issued to the designated transferee or transferees.

         The Class A Certificates are issuable only as registered Certificates without coupons. The denominations of this Subclass of the Class A Certificates will be an initial notional amount of $1,000 or any whole dollar amount in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates of authorized denominations evidencing the same aggregate number of Single Certificates, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         CMSI, the Trustee and the Certificate Registrar and any agent of CMSI, the Trustee or the Certificate Registrar may treat the Person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither CMSI, the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         As of the Cut-Off Date, the latest scheduled maturity of any Mortgage Loan in the Trust Fund was not later than ______ 1, 2029. The obligations and responsibilities created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon (a) the repurchase by CMSI of all Mortgage Loans then outstanding and all property acquired in respect of any other Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (i) 100% of the Adjusted Balance of each Mortgage Loan outstanding on the first day of the month of repurchase (after giving effect to payments of principal due on such first day) plus accrued and unpaid interest thereon at the Net Note Rate per annum on the Mortgage Loans to but not including the Due Date in the month in which the related distribution is made to Certificateholders, after the deduction of related unreimbursed Voluntary Advances and Affiliated Trustee Advances made prior to the month of repurchase (other than such payments and advances in respect of interest in excess of the Net Note Rate per annum on the Mortgage Loans) and (ii) the appraised value of any acquired property (less the good faith estimate of CMSI of liquidation expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by CMSI and the Trustee, or (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by Transfer Instrument in lieu of foreclosure of any such Mortgage Loan and (ii) the payment to the Certificateholders of all amounts in the Certificate Account and the Upper-Tier REMIC Account required to be paid to them pursuant to the Agreement. The exercise of the right of CMSI to repurchase the Mortgage Loans and property in respect of the Mortgage Loans will result in early retirement of the Certificates, such right of CMSI to repurchase being subject to (i) the aggregate Adjusted Balance of the Mortgage Loans at the time of repurchase being less than 5% of the aggregate Adjusted Balance of the Mortgage Loans as of the Cut-Off Date and (ii) receipt by the Trustee of an Opinion of Counsel or other evidence satisfactory to it that such repurchase will be part of a "qualified liquidation" within the meaning of Code Section 860F(a)(4)(A), will not otherwise adversely affect the status of the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC and will not otherwise subject the Upper-Tier REMIC or the Lower-Tier REMIC to any tax.

         This Class A Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used without definition in this Class A Certificate which are defined in the Agreement have the meanings assigned to them in the Agreement.

         Unless the certificate of authentication hereon has been executed by the Trustee or a duly authorized Authenticating Agent by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, Citicorp Mortgage Securities, Inc. has caused this Class A Certificate to be duly executed under its official seal.


                                     CITICORP MORTGAGE SECURITIES, INC.



                                     By:__________________________
                                          Senior Vice President


[SEAL]


Attest:


_____________________________
     Assistant Secretary

         This is one of the Class A Certificates referred to in the within mentioned Agreement.


                                        [TRUSTEE],
                                           as Trustee



                                        By:__________________________
                                               Authorized Signature

Date: ______ __, 1999

                                  ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this Class A Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _______________ Custodian ____________________
                        (Cust)                       (Minor)
Under Uniform Gifts to MinorsAct ___________________________________
                                            (State)

                      Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
_______________________________________________
_______________________________________________

(Please print or typewrite name and address, including zip code, of assignee)

_______________________________________________
the within Class A Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

_______________________________________________
attorney to transfer said Class A Certificate on the books of the Certificate Registrar with full power of substitution in the premises.

Dated:   ________________  __________________________

Signature Guaranteed by:_________________________________________

NOTICE: the signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a member of a Signature Guarantee Medallion Program.

                                   EXHIBIT A-3
                  [FORM OF PRINCIPAL-ONLY CLASS A CERTIFICATES]


      THE PRINCIPAL AMOUNT OF THIS CLASS A CERTIFICATE IS DISTRIBUTABLE IN
         INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING
      PRINCIPAL AMOUNT OF THIS CLASS A CERTIFICATE AT ANY TIME MAY BE LESS
             THAN THE INITIAL PRINCIPAL AMOUNT REPRESENTED HEREBY.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
         OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR
       REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE
      ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS
       REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
     COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR
         OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.

                 REMIC PASS-THROUGH CERTIFICATES, SERIES 1999-__
                          SENIOR CLASS A-__ CERTIFICATE

          representing an ownership interest in a trust fund consisting primarily of mortgage loans acquired by

                       CITICORP MORTGAGE SECURITIES, INC.

Certificate No. 1                          Initial Principal Amount: $__________

__________ Single Certificates

Last Scheduled
Distribution Date: ______ 25, 2029                             CUSIP 172953 ____



                  THIS CERTIFIES THAT, for value received Cede & Co. is the registered Holder of the number of Single Certificates (each representing $1.00 Initial Principal Amount) set forth above, each representing an undivided beneficial ownership interest in the trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement dated as of ______ 1, 1999 (the "Agreement") between Citicorp Mortgage Securities, Inc. ("CMSI") and [TRUSTEE], in its individual capacity and as trustee (the "Trustee", which term includes any successor trustee), the assets of which consist of (i) a pool of 20- to 30-year fixed-rate, conventional one- to four-family mortgage loans (the "Mortgage Loans") originated or acquired by Citicorp Mortgage, Inc. ("CMI"),
(ii) funds in the Certificate Account and the Upper-Tier Remic Account (including any investment of funds contained therein) and (iii) certain related property. This Class A Certificate represents a

"regular interest" in a real estate mortgage investment conduit ("REMIC") within the meaning of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended.

                  The registered Holder of this Class A Certificate is entitled to receive from the Trustee distributions in reduction of Principal Amount on the 25th day of each month commencing on the date determined as provided herein or, if such day is not a Business Day, the Business Day next following such day (each, a "Distribution Date"). This Class A-__ Certificate is a principal only certificate and is not entitled to distributions in respect of interest. Each such distribution in reduction of Principal Amount to Holders will, as provided in the Agreement, be made to the Person in whose name this Class A Certificate (or one or more Predecessor Certificates) is registered at the close of business on the Record Date for such distribution, which shall be the last Business Day of the month preceding the month in which the applicable Distribution Date occurs. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  This Certificate is issued on ______ __, 1999, at an issue price of _________%, and a stated redemption price at maturity equal to its Initial Principal Amount, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of ___% of the Prepayment Model (as defined in the Prospectus Supplement dated ______ __, 1999 with respect to the offering of the Class A, Class M, Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the Initial Principal Amount of this Certificate is approximately ________%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately ____%; and (iii) the amount of the OID allocable to the short first accrual period (______ __, 1999 to ______ 25, 1999), as a percentage of the Initial Principal Amount of this Certificate, computed using the exact method, is approximately 0._______%.

                  NEITHER THIS CLASS A CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS A CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CMSI, CMI, CITIBANK, ANY AFFILIATES THEREOF, OR THEIR ULTIMATE PARENT, CITIGROUP INC.

                  Reference is hereby made to the provisions of the Agreement, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Class A Certificate is one of a duly authorized issue of certificates designated as set forth herein above as REMIC Pass-Through Certificates, Series 1999-__ (the "Certificates"), consisting of one senior Class, the Class A Certificates, consisting of ______ Subclasses of Certificates (the "Class A Certificates"), one senior subordinated Class of Certificates (the "Class M Certificates"), one subordinated Class, the Class B Certificates, consisting of five Subclasses of Certificates (the "Class B Certificates"), and one Class of residual certificates (the "Residual Certificates"). This Class A Certificate represents the number of Single Certificates set forth herein above. The Certificates are issued pursuant to the Agreement, to which Agreement reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of CMSI, the Trustee and the Holders of the Certificates, and of the terms upon which the Certificates are, and are to be, authenticated and delivered. Each Certificate represents an ownership interest in the Trust Fund.

                  The aggregate amount distributable in reduction of Principal Amount to Holders of the Class A Certificates on each Distribution Date shall be equal to the Class A Principal Distribution Amount for such Distribution Date.

                  Distributions in reduction of Principal Amount of the Class A Subclasses will be made as set forth in the Agreement.

                  The Class A Certificates are limited in right of payment to payments and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.

                  Distributions on this Class A Certificate will be made by check mailed to the Person entitled thereto, as specified by such Person in accordance with the terms of the Agreement or, if eligible for wire transfer in accordance with the Agreement, by wire transfer; or by such other means as the Person entitled thereto, the Paying Agent, the Trustee and CMSI shall agree. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class A Certificate will be made after due notice to the Holder hereof of the pendency of such distribution and only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of such distribution maintained for that purpose.

                  In the event that the 25th day of any month in which distributions are required to be made on the Class A Certificates shall not be a Business Day, then distributions need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date or such other date on which distributions are required to be made, and no additional interest shall accrue for any period as a result of distributions being made on such next succeeding Business Day.

                  The Agreement generally permits the amendment thereof at any time by CMSI and the Trustee with the consent of the Holders of Certificates evidencing interests aggregating not less than 66 2/3% of the Voting Interests of the Certificates materially and adversely affected by such amendment and, if a Class of the Residual Certificates is materially and adversely affected by such amendment, 66 2/3% of the Percentage Interest of each affected Class of the Residual Certificates; however, amendments reducing the amount or delaying the timing of distributions on the Certificates and certain other matters require the consent of all Holders. Any such consent by the Holder of this Class A Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Class A Certificate and of any Class A Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Class A Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of any of the Holders of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class A Certificate is registrable in the Certificate Register upon surrender of this

Class A Certificate for registration of transfer, accompanied by a written instrument of transfer in form satisfactory to CMSI, the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations evidencing the same aggregate number of Single Certificates will be issued to the designated transferee or transferees.

                  The Class A Certificates are issuable only as registered Certificates without coupons. The denominations of this Subclass of the Class A Certificates will be an Initial Principal Amount of $1,000 or any whole dollar amount in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates of authorized denominations evidencing the same aggregate number of Single Certificates, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  CMSI, the Trustee and the Certificate Registrar and any agent of CMSI, the Trustee or the Certificate Registrar may treat the Person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither CMSI, the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

                  As of the Cut-Off Date, the latest scheduled maturity of any Mortgage Loan in the Trust Fund was not later than ______ 1, 2029. The obligations and responsibilities created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon (a) the repurchase by CMSI of all Mortgage Loans then outstanding and all property acquired in respect of any other Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (i) 100% of the Adjusted Balance of each Mortgage Loan outstanding on the first day of the month of repurchase (after giving effect to payments of principal due on such first day) plus accrued and unpaid interest thereon at the Net Note Rate per annum on the Mortgage Loans to but not including the Due Date in the month in which the related distribution is made to Certificateholders, after the deduction of related unreimbursed Trustee Advances made prior to the month of repurchase (other than such payments and advances in respect of interest in excess of the Net Note Rate per annum on the Mortgage Loans) and
(ii) the appraised value of any acquired property (less the good faith estimate of CMSI of liquidation expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by CMSI and the Trustee, or (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by Transfer Instrument in lieu of foreclosure of any such Mortgage Loan and (ii) the payment to the Certificateholders of all amounts in the Certificate Account and the Upper-Tier REMIC Account required to be paid to them pursuant to the Agreement. The exercise of the right of CMSI to repurchase the Mortgage Loans and property in respect of the Mortgage Loans will result in early retirement of the Certificates, such right of CMSI to repurchase being subject to (i) the aggregate Adjusted Balance of the Mortgage Loans at the time of repurchase being less than 5% of the aggregate Adjusted Balance of the Mortgage Loans as of the Cut-Off Date and (ii) receipt by the

Trustee of an Opinion of Counsel or other evidence satisfactory to it that such repurchase will be part of a "qualified liquidation" within the meaning of Code
Section 860F(a)(4)(A), will not otherwise adversely affect the status of the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC and will not otherwise subject the Upper-Tier REMIC or the Lower-Tier REMIC to any tax.

                  This Class A Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used without definition in this Class A Certificate which are defined in the Agreement have the meanings assigned to them in the Agreement.

                  Unless the certificate of authentication hereon has been executed by the Trustee or a duly authorized Authenticating Agent by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, Citicorp Mortgage Securities, Inc. has caused this Class A Certificate to be duly executed under its official seal.


                                     CITICORP MORTGAGE SECURITIES, INC.



                                     By:_______________________________
                                            Senior Vice President


[SEAL]


Attest:


____________________________
    Assistant Secretary

         This is one of the Class A Certificates referred to in the within mentioned Agreement.


                                     [TRUSTEE],
                                        as Trustee



                                     By:______________________
                                          Authorized Signature

Date: ______ __, 1999

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this Class A Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _______________ Custodian ____________________
                         (Cust)                      (Minor)
Under Uniform Gifts to MinorsAct ___________________________________
                                             (State)

     Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
__________________________________________________________
__________________________________________________________

(Please print or typewrite name and address, including zip code, of assignee)

___________________________________________________________
the within Class A Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

___________________________________________________________
attorney to transfer said Class A Certificate on the books of the Certificate Registrar with full power of substitution in the premises.

Dated:   ________________  __________________________

Signature Guaranteed by:_________________________________________

NOTICE: the signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a member of a Signature Guarantee Medallion Program.

                                   EXHIBIT A-5
                      [FORM OF RETAIL CLASS A CERTIFICATES]


      THE PRINCIPAL AMOUNT OF THIS CLASS A CERTIFICATE IS DISTRIBUTABLE IN
         INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING
      PRINCIPAL AMOUNT OF THIS CLASS A CERTIFICATE AT ANY TIME MAY BE LESS
             THAN THE INITIAL PRINCIPAL AMOUNT REPRESENTED HEREBY.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
         OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR
       REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE
      ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS
       REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
      COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE
       OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
         WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.

                 REMIC PASS-THROUGH CERTIFICATES, SERIES 1999-__
              SENIOR CLASS A-__ CERTIFICATE, ____% CERTIFICATE RATE

          representing an ownership interest in a trust fund consisting primarily of mortgage loans acquired by

                       CITICORP MORTGAGE SECURITIES, INC.

Certificate No. 1                          Initial Principal Amount: $__________

__________ Single Certificates

Last Scheduled
Distribution Date: ______ 25, 2029                                  CUSIP 172953


                  THIS CERTIFIES THAT, for value received Cede & Co. is the registered Holder of the number of Single Certificates (each representing $1.00 Initial Principal Amount) set forth above, each representing an undivided beneficial ownership interest in the trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement dated as of ______ 1, 1999 (the "Agreement") between Citicorp Mortgage Securities, Inc. ("CMSI") and [TRUSTEE], in its individual capacity and as trustee (the "Trustee", which term includes any successor trustee), the assets of which consist of (i) a pool of 20- to 30-year fixed-rate, conventional one- to four-family mortgage loans (the "Mortgage Loans") originated or acquired by Citicorp Mortgage, Inc. ("CMI"),
(ii) funds in the Certificate Account and the Upper-Tier Remic Account (including any investment of funds contained therein) and (iii) certain related property. This Class A Certificate represents a

"regular interest" in a real estate mortgage investment conduit ("REMIC") within the meaning of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended.

                  The registered Holder of this Class A Certificate is entitled to receive from the Trustee distributions in reduction of Principal Amount on the 25th day of each month commencing on the date determined as provided herein or, if such day is not a Business Day, the Business Day next following such day (each, a "Distribution Date"). Interest (computed on the basis of a 360-day year consisting of twelve 30-day months) on the Principal Amount of this Class A Certificate outstanding from time to time will be distributable for the period from ______ 1, 1999, or such later time to which interest has been distributed, until the Principal Amount has been reduced to zero, at the rate of six and thirty one-hundredths percent (6.30%) per annum (net of any Non-Supported Interest Shortfall and the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocable to this Certificate). Interest distributable on this Class A Certificate on a Distribution Date will be equal to the amount of interest that has accrued from the first through the last day of the month preceding the month of each Distribution Date (the related "Interest Accrual Period"), to the extent specified in the Agreement. Distributions in reduction of Principal Amount on any Distribution Date will stop accruing interest from the end of the related Interest Accrual Period. Each such distribution in reduction of Principal Amount and of interest to Holders will, as provided in the Agreement, be made to the Person in whose name this Class A Certificate (or one or more Predecessor Certificates) is registered at the close of business on the Record Date for such distribution, which shall be the last Business Day of the month preceding the month in which the applicable Distribution Date occurs. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  NEITHER THIS CLASS A CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS A CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CMSI, CMI, CITIBANK, ANY AFFILIATES THEREOF, OR THEIR ULTIMATE PARENT, CITICORP.

                  Reference is hereby made to the provisions of the Agreement, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Class A Certificate is one of a duly authorized issue of certificates designated as set forth herein above as REMIC Pass-Through Certificates, Series 1999-__ (the "Certificates"), consisting of one senior Class, the Class A Certificates, consisting of twelve Subclasses of Certificates (the "Class A Certificates"), one senior subordinated Class of Certificates (the "Class M Certificates"), one subordinated Class, the Class B Certificates, consisting of five Subclasses of Certificates (the "Class B Certificates"), and one Class of residual certificates (the "Residual Certificates"). This Class A Certificate represents the number of Single Certificates set forth herein above. The Certificates are issued pursuant to the Agreement, to which Agreement reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of CMSI, the Trustee and the Holders of the Certificates, and of the terms upon which the Certificates are, and are to be, authenticated and delivered. Each Certificate represents an ownership interest in the Trust Fund.

                  The aggregate amount distributable in reduction of Principal Amount to Holders of the Class A Certificates on each Distribution Date shall be equal to the Class A Principal Distribution Amount for such Distribution Date.

                  Distributions in reduction of Principal Amount of the Class A Subclasses will be made as set forth in the Agreement.

                  Prior to the earlier to occur of (i) the Subordination Depletion Date and (ii) the failure of MBIA Insurance Corporation (the "Insurer") to make an Insured Payment (as defined in the Agreement), distributions in reduction of the Principal Amount of this Class A-__ Certificate will be made only in lots equal to $1,000 initial Principal Amount and in accordance with the priorities and procedures set forth in Section 12.07 of the Agreement (i) at the request of Deceased Holders, (ii) at the request of Beneficial Owners other than Deceased Holders and (iii) by random lot.

                  Any Non-Supported Interest Shortfall allocated to the Class A-__ Certificates will be covered, to the extent available, by funds in the Reserve Fund, to the extent described in the Agreement and then by the Policy described below.

                  The Class A-__ Certificates will be entitled to the benefits of a certificate guaranty insurance policy issued by the Insurer (the "Policy") to the extent described in the Agreement.

                  The Class A Certificates are limited in right of payment to payments and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.

                  Distributions on this Class A Certificate will be made by check mailed to the Person entitled thereto, as specified by such Person in accordance with the terms of the Agreement or, if eligible for wire transfer in accordance with the Agreement, by wire transfer; or by such other means as the Person entitled thereto, the Paying Agent, the Trustee and CMSI shall agree. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class A Certificate will be made after due notice to the Holder hereof of the pendency of such distribution and only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of such distribution maintained for that purpose.

                  In the event that the 25th day of any month in which distributions are required to be made on the Class A Certificates shall not be a Business Day, then distributions need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date or such other date on which distributions are required to be made, and no additional interest shall accrue for any period as a result of distributions being made on such next succeeding Business Day.

                  The Agreement generally permits the amendment thereof at any time by CMSI and the Trustee with the consent of the Holders of Certificates evidencing interests aggregating not less than 66 2/3% of the Voting Interests of the Certificates materially and adversely affected by such amendment and, if a Class of the Residual Certificates is materially and adversely affected by such amendment, 66 2/3% of the Percentage Interest of each affected Class of the Residual Certificates; however, amendments reducing the amount or delaying the timing of distributions on the Certificates and certain other matters require the consent of all Holders. Any such consent by the Holder of this Class A Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Class A Certificate and of any Class A Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Class A Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of any of the Holders of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class A Certificate is registrable in the Certificate Register upon surrender of this Class A Certificate for registration of transfer, accompanied by a written instrument of transfer in form satisfactory to CMSI, the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations evidencing the same aggregate number of Single Certificates will be issued to the designated transferee or transferees.

                  The Class A Certificates are issuable only as registered Certificates without coupons. The denominations of this Subclass of the Class A Certificates will be an Initial Principal Amount of $1,000 or any whole dollar amount in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates of authorized denominations evidencing the same aggregate number of Single Certificates, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  CMSI, the Trustee and the Certificate Registrar and any agent of CMSI, the Trustee or the Certificate Registrar may treat the Person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither CMSI, the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

                  As of the Cut-Off Date, the latest scheduled maturity of any Mortgage Loan in the Trust Fund was not later than ______ 1, 2029. The obligations and responsibilities created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon (a) the repurchase by CMSI of all Mortgage Loans then outstanding and all property acquired in respect of any other Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (i) 100% of the Adjusted Balance of each Mortgage Loan outstanding on the first day of the month of repurchase (after giving effect to payments of principal due on such first day) plus accrued and unpaid interest thereon at the Net Note Rate per annum on the Mortgage Loans to but not including the Due Date in the month in which the related distribution is made to Certificateholders, after the deduction of related unreimbursed Trustee Advances made prior to the month of repurchase (other than such payments and advances in respect of interest in excess of the Net Note Rate per annum on the Mortgage Loans) and (ii) the appraised value of any acquired property (less the good faith estimate of CMSI of liquidation expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by CMSI and the Trustee, or (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by Transfer Instrument in lieu of foreclosure of any such Mortgage Loan and (ii) the payment to the Certificateholders of all amounts in the Certificate Account and the Upper-Tier REMIC Account required to be paid to them pursuant to the Agreement. The exercise of the right of CMSI to repurchase the Mortgage Loans and property in respect of the Mortgage Loans will result in early retirement of the Certificates, such right of CMSI to repurchase being subject to (i) the aggregate Adjusted Balance of the Mortgage Loans at the time of repurchase being less than 5% of the aggregate Adjusted Balance of the Mortgage Loans as of the Cut-Off Date and (ii) receipt by the Trustee of an Opinion of Counsel or other evidence satisfactory to it that such repurchase will be part of a "qualified liquidation" within the meaning of Code Section 860F(a)(4)(A), will not otherwise adversely affect the status of the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC and will not otherwise subject the Upper-Tier REMIC or the Lower-Tier REMIC to any tax.

                  This Class A Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used without definition in this Class A Certificate which are defined in the Agreement have the meanings assigned to them in the Agreement.

                  Unless the certificate of authentication hereon has been executed by the Trustee or a duly authorized Authenticating Agent by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, Citicorp Mortgage Securities, Inc. has caused this Class A Certificate to be duly executed under its official seal.


                                    CITICORP MORTGAGE SECURITIES, INC.



                                    By:________________________________
                                             Senior Vice President


[SEAL]


Attest:


___________________________
    Assistant Secretary

         This is one of the Class A Certificates referred to in the within mentioned Agreement.


                                    [TRUSTEE],
                                       as Trustee



                                    By:______________________________
                                            Authorized Signature

Date: ______ __, 1999

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this Class A Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _______________ Custodian ____________________
                        (Cust)                      (Minor)
Under Uniform Gifts to Minors Act ___________________________________
                                              (State)

                      Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
__________________________________________
__________________________________________

(Please print or typewrite name and address, including zip code, of assignee)

___________________________________________
the within Class A Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

___________________________________________
attorney to transfer said Class A Certificate on the books of the Certificate Registrar with full power of substitution in the premises.

Dated:   ________________  __________________________

Signature Guaranteed by:_________________________________________

NOTICE: the signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a member of a Signature Guarantee Medallion Program.

                                   EXHIBIT A-6
                        [FORM OF CLASS A-IO CERTIFICATE]


       THIS CLASS A-IO CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF
        THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED
       ("ERISA") OR SECTION 4925 OF THE INTERNAL REVENUE CODE OF 1986, AS
          AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN
       SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW
     WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN") OR ANY PERSON INVESTING THE
      ASSETS OF A PLAN EXCEPT AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT
                               DESCRIBED HEREIN.

         THIS CLASS A-IO CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE
      SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OR OFFERED
        FOR SALE, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH SALE,
         TRANSFER OR OTHER DISPOSITION IS MADE PURSUANT TO AN EFFECTIVE
       REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE BLUE SKY
       LAW OR UNLESS AN EXEMPTION UNDER SUCH ACT AND ANY APPLICABLE BLUE
                             SKY LAW IS AVAILABLE.

        THE NOTIONAL AMOUNT OF THIS CLASS A-IO CERTIFICATE IS SUBJECT TO
           REDUCTION FROM TIME TO TIME. ACCORDINGLY, THE OUTSTANDING
       NOTIONAL AMOUNT OF THIS CLASS A-IO CERTIFICATE AT ANY TIME MAY BE
           LESS THAN THE INITIAL NOTIONAL AMOUNT REPRESENTED HEREBY.

                 REMIC PASS-THROUGH CERTIFICATES, SERIES 1999-__
                             CLASS A-IO CERTIFICATE

          representing an ownership interest in a trust fund consisting primarily of mortgage loans acquired by

                       CITICORP MORTGAGE SECURITIES, INC.


Certificate No. 1                      Initial Notional Amount: $_______________

_______________ Single Certificates

Last Scheduled
Distribution Date: ______ 25, 2029

                  THIS CERTIFIES THAT, for value received, [Citicorp Mortgage, Inc] is the registered Holder of the number of Single Certificates (each representing $1.00 undivided interest in amounts distributable from time to time hereon) set forth above, each representing an undivided beneficial ownership interest in the trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement dated as of ______ 1, 1999 (the "Agreement") between Citicorp Mortgage Securities, Inc. ("CMSI") and [TRUSTEE], in its individual capacity and as trustee (the "Trustee", which term includes any successor trustee), the assets of which consist of (i) a pool of 20- to 30-year fixed-rate, conventional one- to four-family mortgage loans (the "Mortgage Loans") originated or acquired by Citicorp Mortgage, Inc. ("CMI"), (ii) funds in the Certificate Account (including any investment of funds contained therein) and (iii) certain related property. This Class A-IO Certificate represents a "regular interest" in a real estate mortgage investment conduit ("REMIC") within the meaning of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended.

                  The registered Holder of this Class A-IO Certificate is entitled to receive from the Trustee distributions of interest, in an amount equal to the Distributable Class A-IO Interest Amount, determined as provided in the Agreement, on the 25th day of each month commencing on the date determined as provided herein or, if such day is not a Business Day, the Business Day next following such day (each, a "Distribution Date"). This Class A-IO Certificate is an interest only certificate and is not entitled to distributions in respect of principal. Each such distribution of interest to Holders will, as provided in the Agreement, be made to the Person in whose name this Class A-IO Certificate (or one or more Predecessor Certificates) is registered at the close of business on the Record Date for such distribution, which shall be the last Business Day of the month preceding the month in which the applicable Distribution Date occurs. This Class A-IO Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A-IO Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  This Certificate is issued on ________, 1999, and at an issue price of _______% of the initial Class A-IO Notional Amount, including accrued interest, and a stated redemption price at maturity equal to all interest distributions hereon, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that (a) this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of ____% of the Prepayment Model (as defined in the Prospectus Supplement dated
______, 1999 with respect to the offering of the Class A, Class M, Class B-1 and Class B-2 Certificates) used to price this Certificate and (b) that the pass-through rate hereon changes in accordance with such prepayment assumption:
(i) the amount of OID as a percentage of the initial Class A-IO Notional Amount is approximately 0.________%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately ____%; and (iii) the amount of OID allocable to the short first accrual period (________, 1999 to ______ 25, 1999), as a percentage of the Initial Class A-IO Notional Amount, computed using the exact method, is approximately 0.______%.

                  NEITHER THIS CLASS A-IO CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS A-IO CERTIFICATE

DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CMSI, CMI, CITIBANK, ANY AFFILIATES THEREOF, OR THEIR ULTIMATE PARENT, CITIGROUP INC.

                  Reference is hereby made to the provisions of the Agreement, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Class A-IO Certificate is one of a duly authorized issue of certificates designated as set forth herein above as REMIC Pass-Through Certificates, Series 1999-__ (the "Certificates"). The Certificates are issued pursuant to the Agreement, to which reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of CMSI, the Trustee and the Holders of the Certificates, and of the terms upon which the Certificates are, and are to be, authenticated and delivered. This Class A-IO Certificate represents the number of Single Certificates set forth herein above. Each Certificate represents an ownership interest in the Trust Fund.

                  The Class A-IO Certificates are limited in right of payment to payments and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.

                  Distributions on this Class A-IO Certificate will be made by check mailed to the Person entitled thereto, as specified by such Person in accordance with the terms of the Agreement or, if eligible for wire transfer in accordance with the Agreement, by wire transfer; or by such other means as the Person entitled thereto, the Paying Agent, the Trustee and CMSI shall agree. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class A-IO Certificate will be made after due notice to the Holder hereof of the pendency of such distribution and only upon presentation and surrender of this Class A-IO Certificate at the office or agency specified in the notice of such distribution maintained for that purpose.

                  In the event that the 25th day of any month in which distributions are required to be made on the Class A-IO Certificates, shall not be a Business Day, then distributions need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date or such other date on which distributions are required to be made, and no additional interest shall accrue for any period as a result of distributions being made on such next succeeding Business Day.

                  The Agreement generally permits the amendment thereof at any time by CMSI and the Trustee with the consent of the Holders of Certificates evidencing interests aggregating not less than 66 2/3% of the Voting Interests of the Certificates materially and adversely affected by such amendment and, if a Class of the Residual Certificates is materially and adversely affected by such amendment, 66 2/3% of the Percentage Interests of each affected Class of the Residual Certificates; however, amendments reducing the amount or delaying the timing of distributions on the Certificates and certain other matters require the consent of all Holders. Any such consent by the Holder of this Class A-IO Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Class A-IO Certificate and of any Class A-IO Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Class

A-IO Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of any of the Holders of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class A-IO Certificate is registrable in the Certificate Register upon surrender of this Class A-IO Certificate for registration of transfer, accompanied by a written instrument of transfer in form satisfactory to CMSI, the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A-IO Certificates of authorized denominations evidencing the same aggregate number of Single Certificates will be issued to the designated transferee or transferees.

                  The Class A-IO Certificates are issuable only as registered Certificates without coupons. The denominations of this Subclass of the Class A-IO Certificates will be $1,000 initial notional amount or any whole dollar amounts in excess thereof, except that one Certificate of this Class may be in a different denomination. As provided in the Agreement and subject to certain limitations therein set forth, Class A-IO Certificates are exchangeable for new Class A-IO Certificates of authorized denominations evidencing the same aggregate number of Single Certificates, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  CMSI, the Trustee and the Certificate Registrar and any agent of CMSI, the Trustee or the Certificate Registrar may treat the Person in whose name this Class A-IO Certificate is registered as the owner hereof for all purposes, and neither CMSI, the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

                  As of the Cut-Off Date, the latest scheduled maturity of any Mortgage Loan in the Trust Fund was not later than ______ 1, 2029. The obligations and responsibilities created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon (a) the repurchase by CMSI of all Mortgage Loans then outstanding and all property acquired in respect of any other Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (i) 100% of the Adjusted Balance of each Mortgage Loan outstanding on the first day of the month of repurchase (after giving effect to payments of principal due on such first day) plus accrued and unpaid interest thereon at the Net Note Rate per annum on the Mortgage Loans to but not including the Due Date in the month in which the related distribution is made to Certificateholders, after the deduction of related unreimbursed Trustee Advances made prior to the month of repurchase (other than such payments and advances in respect of interest in excess of the Net Note Rate per annum on the Mortgage Loans) and
(ii) the appraised value of any acquired property (less the good faith estimate of CMSI of liquidation expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by CMSI and the Trustee, or (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by Transfer Instrument in lieu of foreclosure of any such Mortgage Loan and (ii) the payment to the

Certificateholders of all amounts in the Certificate Account and the Upper-Tier REMIC Account required to be paid to them pursuant to the Agreement. The exercise of the right of CMSI to repurchase the Mortgage Loans and property in respect of the Mortgage Loans will result in early retirement of the Certificates, such right of CMSI to repurchase being subject to (i) the aggregate Adjusted Balance of the Mortgage Loans at the time of repurchase being less than 5% of the aggregate Adjusted Balance of the Mortgage Loans as of the Cut-Off Date and (ii) receipt by the Trustee of an Opinion of Counsel or other evidence satisfactory to it that such repurchase will be part of a "qualified liquidation" within the meaning of Code Section 860F(a)(4)(A), will not otherwise adversely affect the status of the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC and will not otherwise subject the Upper-Tier REMIC or the Lower-Tier REMIC to any tax.

                  This Class A-IO Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used without definition in this Class A-IO Certificate which are defined in the Agreement have the meanings assigned to them in the Agreement.

                  Unless the certificate of authentication hereon has been executed by the Trustee or a duly authorized Authenticating Agent by manual signature, this Class A-IO Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, Citicorp Mortgage Securities, Inc. has caused this Class A-IO Certificate to be duly executed under its official seal.


                                    CITICORP MORTGAGE SECURITIES, INC.



                                    By:_______________________________
                                            Senior Vice President


[SEAL]


Attest:


____________________________
    Assistant Secretary

         This is one of the Class A-IO Certificates referred to in the within mentioned Agreement.


                                    [TRUSTEE],
                                       as Trustee



                                    By:_______________________________
                                            Authorized Signature

Date: ___________, 1999

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this Class A Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _______________ Custodian ____________________
                        (Cust)                      (Minor)
Under Uniform Gifts to MinorsAct ___________________________________
                                            (State)

                      Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
________________________________________
________________________________________

(Please print or typewrite name and address, including zip code, of assignee)

________________________________________
the within Class A Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________
attorney to transfer said Class A Certificate on the books of the Certificate Registrar with full power of substitution in the premises.

Dated:   ________________  __________________________

Signature Guaranteed by:_________________________________________

NOTICE: the signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a member of a Signature Guarantee Medallion Program.

                                   EXHIBIT A-7
                          [FORM OF CLASS M CERTIFICATE]


      THIS CLASS M CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENTS TO THE
         CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO
          HEREIN. THIS CLASS M CERTIFICATE MAY NOT BE PURCHASED BY OR
      TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT
     TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
        AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN
       SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN") OR ANY PERSON INVESTING THE
      ASSETS OF A PLAN EXCEPT AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT
                                DESCRIBED HEREIN.

                 REMIC PASS-THROUGH CERTIFICATES, SERIES 1999-__

                     SENIOR SUBORDINATED CLASS M CERTIFICATE

                             ____% CERTIFICATE RATE

               representing an ownership interest in a trust fund
                     consisting primarily of mortgage loans
                                   acquired by

                       CITICORP MORTGAGE SECURITIES, INC.

Certificate No. 1                         Initial Principal Amount: $___________

_________ Single Certificates

Last Scheduled Distribution
Date: _______ 25, 2029                                              CUSIP 172953

                  THIS CERTIFIES THAT, for value received, _______________. is the registered Holder of the number of Single Certificates (each representing $1,000.00 Initial Principal Amount) set forth above, each representing an undivided beneficial ownership interest in the trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement dated as of _______ 1, 1999 (the "Agreement") between Citicorp Mortgage Securities, Inc. ("CMSI") and [TRUSTEE], in its individual capacity and as trustee (the "Trustee", which term includes any successor trustee), the assets of which consist of (i) a pool of fixed-rate, conventional one- to four-family mortgage loans (the "Mortgage Loans") originated or acquired by Citicorp Mortgage, Inc. ("CMI"), with a final maturity of greater than 15 but not more than 30 years, (ii) funds in the Certificate Account (including any investment of funds contained therein) and
(iii) certain related property. This Class

M Certificate represents a "regular interest" in a real estate mortgage investment conduit ("REMIC") within the meaning of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended.

                  The registered Holder of this Class M Certificate is entitled, subject to the provisions herein, to receive from the Trustee on the 25th day of each month or, if such day is not a Business Day, the Business Day next following such day (each a "Distribution Date"), commencing in _______ 1999, such distributions as are described herein subject to the limitations and priorities set forth in the Agreement. Each such distribution to Holders will, as provided in the Agreement, be made to the Person in whose name this Class M Certificate (or one or more Predecessor Class M Certificates) is registered at the close of business on the Record Date for such distribution, which shall be the last Business Day of the month next preceding the month of such Distribution Date. This Class M Certificate is issued under and is subject to the terms, provisions and conditions of such Agreement, to which Agreement the Holder of this Class M Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  This Class M Certificate is one of a duly authorized issue of Certificates designated as set forth above (the "Certificates"), issued pursuant to the Agreement, to which Agreement reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of CMSI, the Trustee and the Holders of the Certificates, and of the terms upon which the Certificates are, and are to be, authenticated and delivered. The Holder of this Class M Certificate shall have the right to receive on each Distribution Date its pro rata share of the Class M Interest Amount and the amount distributable to the Class M Certificates on such Distribution Date in reduction of the Principal Amount thereof (in each case subject to the priorities and to the extent provided in the Agreement).

                  Notwithstanding the above, the rights of Holders of Class M Certificates to receive distributions in respect of interest and in reduction of Principal Amount on any Distribution Date shall be subordinated to the rights of the Holders of the Class A Certificates to the extent of the Class M Interest Amount and the Principal Amount of the Class M Certificates with respect to such Distribution Date.

                  The Class M Certificates are limited in right of payment to payments and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.

                  Distributions on this Class M Certificate will be made by check mailed to the Person entitled thereto, as specified by such Person in accordance with the terms of the Agreement or, if eligible for wire transfer in accordance with the Agreement, by wire transfer or by such other means as the Person entitled thereto, the Paying Agent, the Trustee and CMSI shall agree. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class M Certificate will be made after due notice to the Holder hereof of the pendency of such distribution and only upon presentation and surrender of this Class M Certificate at the office or agency specified in the notice of final payment maintained for that purpose.

                  The Agreement generally permits the amendment thereof at any time by CMSI and the Trustee with the consent of the Holders of Certificates evidencing interests aggregating not less than 66 2/3% of the Voting Interests of the Certificates materially and adversely affected by such amendment and, if the Residual Certificates are materially and adversely affected by such amendment, 66 2/3% of the Percentage Interests of the Residual Certificates; however, amendments reducing the amount or delaying the timing of distributions on the Certificates and certain other matters require the consent of all Holders. Any such consent by the Holder of this Class M Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Class M Certificate and of any Class M Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Class M Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein and herein set forth, the transfer of this Class M Certificate is registrable in the Certificate Register upon surrender of this Class M Certificate for registration of transfer, accompanied by a written instrument of transfer in form satisfactory to CMSI, the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class M Certificates of authorized denominations evidencing the same aggregate number of Single Certificates will be issued to the designated transferee or transferees.

                  The Class M Certificates are issuable only as registered Certificates without coupons in authorized Denominations of $1,000 Initial Principal Amount or any whole dollar amount in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, Class M Certificates are exchangeable for new Class M Certificates of authorized interests evidencing the same aggregate number of Single Certificates, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  CMSI, the Trustee and the Certificate Registrar and any agent of CMSI, the Trustee or the Certificate Registrar may treat the Person in whose name this Class M Certificate is registered as the owner hereof for all purposes, and neither CMSI, the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

                  This Certificate is issued on _______ __, 1999, at an issue price of ________%, including accrued interest, and a Principal redemption price at maturity equal to its Initial Principal Amount, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of ___% of the Prepayment Model (as defined in the Prospectus Supplement dated _______ __, 1999 with respect to the offering of the Class A, Class M, Class B-1 and Class B-2 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the Initial Principal Amount of this Certificate is approximately_______%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately ____%. There is no short first accrual period.

                  NEITHER THIS CLASS M CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS M CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CMSI, CMI, CITIBANK, ANY AFFILIATE THEREOF, OR THEIR ULTIMATE PARENT, CITIGROUP INC.

                  As of the Cut-Off Date, the latest scheduled maturity of any Mortgage Loan in the Trust Fund was not later than _______ 1, 2029. The obligations and responsibilities created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon (a) the repurchase by CMSI of all Mortgage Loans then outstanding and all property acquired in respect of any other Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (i) 100% of the Adjusted Balance of each Mortgage Loan outstanding on the first day of the month of repurchase (after giving effect to payments of principal due on such first day) plus accrued and unpaid interest thereon at the Net Note Rate per annum on the Mortgage Loans to but not including the Due Date in the month in which the related distribution is made to Certificateholders, after the deduction of related unreimbursed Trustee Advances made prior to the month of repurchase (other than such payments and advances in respect of interest in excess of the Net Note Rate per annum on the Mortgage Loans) and
(ii) the appraised value of any acquired property (less the good faith estimate of CMSI of liquidation expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by CMSI and the Trustee, or (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by Transfer Instrument in lieu of foreclosure of any such Mortgage Loan and (ii) the payment to the Certificateholders of all amounts in the Certificate Account required to be paid to them pursuant to the Agreement. The exercise of the right of CMSI to repurchase the Mortgage Loans and property in respect of the Mortgage Loans will result in early retirement of the Certificates, such right of CMSI to repurchase being subject to (i) the aggregate Adjusted Balance of the Mortgage Loans at the time of repurchase being less than 5% of the aggregate Adjusted Balance of the Mortgage Loans as of the Cut-Off Date and (ii) receipt by the Trustee of an Opinion of Counsel or other evidence satisfactory to it that such repurchase will be part of a "qualified liquidation" within the meaning of Code
Section 860F(a)(4)(A), will not otherwise adversely affect the status of the REMIC as a REMIC and will not otherwise subject the REMIC to any tax.

                  This Class M Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used without definition in this Class M Certificate which are defined in the Agreement have the meanings assigned to them in the Agreement.

                  Unless the certificate of authentication hereon has been executed by the Trustee or a duly authorized Authenticating Agent by manual signature, this Class M Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, Citicorp Mortgage Securities, Inc. has caused this Class M Certificate to be duly executed under its official seal.


                                    CITICORP MORTGAGE SECURITIES, INC.



                                     By:_____________________________
                                            Senior Vice President


[SEAL]


Attest:



__________________________
   Assistant Secretary

                  This is one of the Class M Certificates referred to in the within mentioned Agreement.


                                    [TRUSTEE],
                                       as Trustee



                                    By:______________________________
                                            Authorized Signature

Date: _______ __, 1999

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this Class M Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _______________ Custodian ____________________
                                    (Cust)                             (Minor)
Under Uniform Gifts to Minors Act ___________________________________
                                     (State)

                      Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
________________________________________
________________________________________
(Please print or typewrite name and address, including zip code, of assignee)

________________________________________
the within Class M Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________
attorney to transfer said Class M Certificate on the books of the Certificate Registrar with full power of substitution in the premises.

Dated:   ________________  __________________________

Signature Guaranteed by:_________________________________________

NOTICE: the signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a member of a Signature Guarantee Medallion Program.

                                   EXHIBIT A-8
                 [FORM OF CLASS B-1 AND CLASS B-2 CERTIFICATES]


      THIS CLASS B-[__] CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENTS TO THE CLASS A, [AND] CLASS M [AND CLASS B-1]CERTIFICATES AS DESCRIBED IN
       THE AGREEMENT REFERRED TO HEREIN. THIS CLASS B CERTIFICATE MAY NOT
        BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME
        SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE
          INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY
       GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO
         ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT,
            SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE
      (COLLECTIVELY, A "PLAN") OR ANY PERSON INVESTING THE ASSETS OF A PLAN
     EXCEPT AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT DESCRIBED HEREIN.

                 REMIC PASS-THROUGH CERTIFICATES, SERIES 1999-__

                      SUBORDINATED CLASS B-[__] CERTIFICATE

                             ____% CERTIFICATE RATE

               representing an ownership interest in a trust fund
                     consisting primarily of mortgage loans
                                   acquired by

                       CITICORP MORTGAGE SECURITIES, INC.

Certificate No. 1                        Initial Principal Amount: $[__________]

[________] Single Certificates

Last Scheduled Distribution
Date: ________ 25, 2029                                       CUSIP 172953 [___]


                  THIS CERTIFIES THAT, for value received, ________________ is the registered Holder of the number of Single Certificates (each representing $1,000.00 Initial Principal Amount) set forth above, each representing an undivided beneficial ownership interest in the trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement dated as of ________ 1, 1999 (the "Agreement") between Citicorp Mortgage Securities, Inc. ("CMSI") and [TRUSTEE], in its individual capacity and as trustee (the "Trustee", which term includes any successor trustee), the assets of which consist of (i) a pool of fixed-rate, conventional one- to four-family mortgage loans (the "Mortgage Loans") originated or acquired by Citicorp Mortgage, Inc. ("CMI"), with a final maturity of greater than 15 but not more than 30 years, (ii) funds in the Certificate Account (including any investment of funds contained therein) and
(iii) certain related property. This Class B Certificate represents a "regular interest" in a real estate mortgage investment conduit ("REMIC") within the meaning of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended.

                  The registered Holder of this Class B Certificate is entitled, subject to the provisions herein, to receive from the Trustee on the 25th day of each month or, if such day is not a Business Day, the Business Day next following such day (each a "Distribution Date"), commencing in ________ 1999, such distributions as are described herein subject to the limitations and priorities set forth in the Agreement. Each such distribution to Holders will, as provided in the Agreement, be made to the Person in whose name this Class B Certificate (or one or more Predecessor Class B Certificates) is registered at the close of business on the Record Date for such distribution, which shall be the last Business Day of the month next preceding the month of such Distribution Date. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of such Agreement, to which Agreement the Holder of this Class B Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  This Class B Certificate is one of a duly authorized issue of Certificates designated as set forth above (the "Certificates"), issued pursuant to the Agreement, to which Agreement reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of CMSI, the Trustee and the Holders of the Certificates, and of the terms upon which the Certificates are, and are to be, authenticated and delivered. The Holder of this Class B Certificate shall have the right to receive on each Distribution Date its pro rata share of the applicable Class B Subclass Interest Amount and the amount distributable to the applicable Class B Subclass on such Distribution Date in reduction of the Principal Amount thereof (in each case subject to the priorities and to the extent provided in the Agreement).

                  Notwithstanding the above, the rights of Holders of Class B-[__] Certificates to receive distributions in respect of interest and in reduction of Principal Amount on any Distribution Date shall be subordinated to the rights of the Holders of the Class A, [and] Class M [and Class B-1] Certificates to the extent of the Class B Subclass Interest Amount and the Principal Amount of the Class B-[__] Certificates with respect to such Distribution Date.

                  The Class B Certificates are limited in right of payment to payments and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.

                  Distributions on this Class B Certificate will be made by check mailed to the Person entitled thereto, as specified by such Person in accordance with the terms of the Agreement or, if eligible for wire transfer in accordance with the Agreement, by wire transfer or by such other means as the Person entitled thereto, the Paying Agent, the Trustee and CMSI shall agree. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class B Certificate will be made after due notice to the Holder hereof of the pendency of such distribution and only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final payment maintained for that purpose.

                  The Agreement generally permits the amendment thereof at any time by CMSI and the Trustee with the consent of the Holders of Certificates evidencing interests aggregating not less than 66 2/3% of the Voting Interests of the Certificates materially and adversely affected by such amendment and, if the Residual Certificates are materially and adversely affected by such amendment, 66 2/3% of the Percentage Interests of the Residual Certificates; however, amendments reducing the amount or delaying the timing of distributions on the Certificates and certain other matters require the consent of all Holders. Any such consent by the Holder of this Class B Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Class B Certificate and of any Class B Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Class B Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein and herein set forth, the transfer of this Class B Certificate is registrable in the Certificate Register upon surrender of this Class B Certificate for registration of transfer, accompanied by a written instrument of transfer in form satisfactory to CMSI, the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations evidencing the same aggregate number of Single Certificates will be issued to the designated transferee or transferees.

                  The Class B-[__] Certificates are issuable only as registered Certificates without coupons in authorized Denominations of $1,000 Initial Principal Amount or any whole dollar amount in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, Class B-[__] Certificates are exchangeable for new Class B-[__] Certificates of authorized denominations evidencing the same aggregate number of Single Certificates, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  CMSI, the Trustee and the Certificate Registrar and any agent of CMSI, the Trustee or the Certificate Registrar may treat the Person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither CMSI, the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

                  This Certificate is issued on ________ __, 1999, and based on its issue price of _________%, including accrued interest, and a stated redemption price at maturity equal to its Initial Principal Amount (plus three days of interest at the Certificate Rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of ___% of the Prepayment Model (as defined in the Private Placement Memorandum dated ________ __, 1999 with respect to the offering of the Class B-3, Class B-4 and Class B-5 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the Initial Principal Amount of this Certificate is approximately _________%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately _____%. [There is no short first accrual period.]

                  NEITHER THIS CLASS B CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS B CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CMSI, CMI, CITIBANK ANY AFFILIATE THEREOF, OR THEIR ULTIMATE PARENT, CITIGROUP INC.

                  As of the Cut-Off Date, the latest scheduled maturity of any Mortgage Loan in the Trust Fund was not later than ________ 1, 2029. The obligations and responsibilities created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon (a) the repurchase by CMSI of all Mortgage Loans then outstanding and all property acquired in respect of any other Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (i) 100% of the Adjusted Balance of each Mortgage Loan outstanding on the first day of the month of repurchase (after giving effect to payments of principal due on such first day) plus accrued and unpaid interest thereon at the Net Note Rate per annum on the Mortgage Loans to but not including the Due Date in the month in which the related distribution is made to Certificateholders, after the deduction of related unreimbursed Trustee Advances made prior to the month of repurchase (other than such payments and advances in respect of interest in excess of the Net Note Rate per annum on the Mortgage Loans) and
(ii) the appraised value of any acquired property (less the good faith estimate of CMSI of liquidation expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by CMSI and the Trustee, or (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by Transfer Instrument in lieu of foreclosure of any such Mortgage Loan and (ii) the payment to the Certificateholders of all amounts in the Certificate Account required to be paid to them pursuant to the Agreement. The exercise of the right of CMSI to repurchase the Mortgage Loans and property in respect of the Mortgage Loans will result in early retirement of the Certificates, such right of CMSI to repurchase being subject to (i) the aggregate Adjusted Balance of the Mortgage Loans at the time of repurchase being less than 5% of the aggregate Adjusted Balance of the Mortgage Loans as of the Cut-Off Date and (ii) receipt by the Trustee of an Opinion of Counsel or other evidence satisfactory to it that such repurchase will be part of a "qualified liquidation" within the meaning of Code
Section 860F(a)(4)(A), will not otherwise adversely affect the status of the REMIC as a REMIC and will not otherwise subject the REMIC to any tax.

                  This Class B Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used without definition in this Class B Certificate which are defined in the Agreement have the meanings assigned to them in the Agreement.

                  Unless the certificate of authentication hereon has been executed by the Trustee or a duly authorized Authenticating Agent by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, Citicorp Mortgage Securities, Inc. has caused this Class B Certificate to be duly executed under its official seal.


                                    CITICORP MORTGAGE SECURITIES, INC.



                                    By:______________________________
                                           Senior Vice President


[SEAL]


Attest:



___________________________
    Assistant Secretary

                  This is one of the Class B Certificates referred to in the within mentioned Agreement.


                                    [TRUSTEE],
                                       as Trustee



                                    By:______________________________
                                           Authorized Signature

Date: ________ __, 1999

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this Class B Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _______________ Custodian ____________________
                         (Cust)                       (Minor)
Under Uniform Gifts to Minors Act ___________________________________
                                               (State)

                      Additional abbreviations may also be used though not in the above list.
 _______________________________________________________________________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
________________________________________
________________________________________
(Please print or typewrite name and address, including zip code, of assignee)

________________________________________
the within Class B Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________
attorney to transfer said Class B Certificate on the books of the Certificate Registrar with full power of substitution in the premises.

Dated:   ________________  __________________________

Signature Guaranteed by:_________________________________________

NOTICE: the signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a member of a Signature Guarantee Medallion Program.

                                   EXHIBIT A-9
            [FORM OF CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES]


      THIS CLASS B-[ ] CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENTS TO THE CLASS A, CLASS M, CLASS B-1, CLASS B-2, [AND] [CLASS B-3] [AND CLASS B-
       4] CERTIFICATES, AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.
       THIS CLASS B[ ] CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED
      TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF
         THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED
       ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS
          AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN
         SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL
   LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF
     ERISA OR THE CODE (COLLECTIVELY, A "PLAN") OR ANY PERSON INVESTING THE
      ASSETS OF A PLAN EXCEPT AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT
                                DESCRIBED HEREIN.

      THIS CLASS B CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES
       ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OR OFFERED FOR SALE,
       TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH SALE, TRANSFER OR
         OTHER DISPOSITION IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION
          STATEMENT UNDER SUCH ACT AND ANY APPLICABLE BLUE SKY LAW OR
         UNLESS AN EXEMPTION UNDER SUCH ACT AND ANY APPLICABLE BLUE SKY
                                LAW IS AVAILABLE.

                 REMIC PASS-THROUGH CERTIFICATES, SERIES 1999-__

                      SUBORDINATED CLASS B-[ ] CERTIFICATE

                             ____% CERTIFICATE RATE

               representing an ownership interest in a trust fund
                     consisting primarily of mortgage loans
                                   acquired by

                       CITICORP MORTGAGE SECURITIES, INC.

Certificate No. 1                      Initial Principal Amount: $[____________]

[_________] Single Certificates

Last Scheduled Distribution
Date: ________ 25, 2029                                       CUSIP 172953 [___]

                  THIS CERTIFIES THAT, for value received _____________. is the registered Holder of the number of Single Certificates (each representing $1,000 Initial Principal Amount) set forth above, each representing an undivided beneficial ownership interest in the trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement dated as of ________ 1, 1999 (the "Agreement") between Citicorp Mortgage Securities, Inc. ("CMSI") and [TRUSTEE], in its individual capacity and as trustee (the "Trustee", which term includes any successor trustee), the assets of which consist of (i) a pool of fixed-rate, conventional one- to four-family mortgage loans (the "Mortgage Loans") originated or acquired by Citicorp Mortgage, Inc. ("CMI"), with a final maturity of greater than 15 but not more than 30 years, (ii) funds in the Certificate Account (including any investment of funds contained therein) and
(iii) certain related property. This Class B Certificate represents a "regular interest" in a real estate mortgage investment conduit ("REMIC") within the meaning of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended.

                  The registered Holder of this Class B Certificate is entitled, subject to the provisions herein, to receive from the Trustee on the 25th day of each month or, if such day is not a Business Day, the Business Day next following such day (each a "Distribution Date"), commencing in ________ 1999, such distributions as are described herein subject to the limitations and priorities set forth in the Agreement. Each such distribution to Holders will, as provided in the Agreement, be made to the Person in whose name this Class B Certificate (or one or more Predecessor Class B Certificates) is registered at the close of business on the Record Date for such distribution, which shall be the last Business Day of the month next preceding the month of such Distribution Date. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of such Agreement, to which Agreement the Holder of this Class B Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  This Class B Certificate is one of a duly authorized issue of Certificates designated as set forth above (the "Certificates"), issued pursuant to the Agreement, to which Agreement reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of CMSI, the Trustee and the Holders of the Certificates, and of the terms upon which the Certificates are, and are to be, authenticated and delivered. The Holder of this Class B Certificate shall have the right to receive on each Distribution Date its pro rata share of the applicable Class B Subclass Interest Amount and the amount distributable to the applicable Class B Subclass on such Distribution Date in reduction of the Principal Amount thereof (in each case subject to the priorities and to the extent provided in the Agreement).

                  Notwithstanding the above, the rights of Holders of Class B-[__] Certificates to receive distributions in respect of interest and in reduction of Principal Amount on any Distribution Date shall be subordinated to the rights of the Holders of the Class A, Class M, Class B-1 and Class B-2 [and] [Class B-3] [and Class B-4] Certificates to the extent of the Class B Subclass Interest Amount and the Principal Amount of the Class B-[__] Certificates with respect to such Distribution Date.

                  The Class B Certificates are limited in right of payment to payments and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.

                  Distributions on this Class B Certificate will be made by check mailed to the Person entitled thereto, as specified by such Person in accordance with the terms of the Agreement or, if eligible for wire transfer in accordance with the Agreement, by wire transfer or by such other means as the Person entitled thereto, the Paying Agent, the Trustee and CMSI shall agree. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class B Certificate will be made after due notice to the Holder hereof of the pendency of such distribution and only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final payment maintained for that purpose.

                  The Agreement generally permits the amendment thereof at any time by CMSI and the Trustee with the consent of the Holders of Certificates evidencing interests aggregating not less than 66 2/3% of the Voting Interests of the Certificates materially and adversely affected by such amendment and, if the Residual Certificates are materially and adversely affected by such amendment, 66 2/3% of the Percentage Interests of the Residual Certificates; however, amendments reducing the amount or delaying the timing of distributions on the Certificates and certain other matters require the consent of all Holders. Any such consent by the Holder of this Class B Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Class B Certificate and of any Class B Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Class B Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein and herein set forth, the transfer of this Class B Certificate is registrable in the Certificate Register upon surrender of this Class B Certificate for registration of transfer, accompanied by a written instrument of transfer in form satisfactory to CMSI, the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations evidencing the same aggregate number of Single Certificates will be issued to the designated transferee or transferees.

                  The Class B-[__] Certificates are issuable only as registered Certificates without coupons in authorized Denominations of $100,000 Initial Principal Amount and integral multiples of $1,000 in excess thereof (except that one Class B-[__] Certificate may be issued in a different denomination). As provided in the Agreement and subject to certain limitations therein set forth, Class B-[__] Certificates are exchangeable for new Class B-[__] Certificates of authorized denominations evidencing the same aggregate number of Single Certificates, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  CMSI, the Trustee and the Certificate Registrar and any agent of CMSI, the Trustee or the Certificate Registrar may treat the Person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither CMSI, the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

                  This Certificate is issued on ________ __, 1999, and based on its issue price of [________]%, including accrued interest, and a stated redemption price at maturity equal to its Initial Principal Amount (plus three days of interest at the Certificate Rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of ___% of the Prepayment Model (as defined in the Private Placement Memorandum dated ________ __, 1999 with respect to the offering of the Class B-3, Class B-4 and Class B-5 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the Initial Principal Amount of this Certificate is approximately [_________]%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately [_____]%.

                  NEITHER THIS CLASS B CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS B CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CMSI, CMI, CITIBANK ANY AFFILIATE THEREOF, OR THEIR ULTIMATE PARENT, CITIGROUP INC.

                  As of the Cut-Off Date, the latest scheduled maturity of any Mortgage Loan in the Trust Fund was not later than ________ 1, 2029. The obligations and responsibilities created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon (a) the repurchase by CMSI of all Mortgage Loans then outstanding and all property acquired in respect of any other Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (i) 100% of the Adjusted Balance of each Mortgage Loan outstanding on the first day of the month of repurchase (after giving effect to payments of principal due on such first day) plus accrued and unpaid interest thereon at the Net Note Rate per annum on the Mortgage Loans to but not including the Due Date in the month in which the related distribution is made to Certificateholders, after the deduction of related unreimbursed Trustee Advances made prior to the month of repurchase (other than such payments and advances in respect of interest in excess of the Net Note Rate per annum on the Mortgage Loans) and
(ii) the appraised value of any acquired property (less the good faith estimate of CMSI of liquidation expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by CMSI and the Trustee, or (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by Transfer Instrument in lieu of foreclosure of any such Mortgage Loan and (ii) the payment to the Certificateholders of all amounts in the Certificate Account required to be paid to them pursuant to the Agreement. The exercise of the right of CMSI to repurchase the Mortgage Loans and property in respect of the Mortgage Loans will result in early retirement of the Certificates, such right of CMSI to repurchase being subject to (i) the aggregate Adjusted Balance of the Mortgage Loans at the time of repurchase being less than 5% of the aggregate Adjusted Balance of the Mortgage Loans as of the Cut-Off Date and (ii) receipt by the Trustee of an Opinion of Counsel or other evidence satisfactory to it that such repurchase will be part of a "qualified liquidation" within the meaning of Code
Section 860F(a)(4)(A), will not otherwise adversely affect the status of the REMIC as a REMIC and will not otherwise subject the REMIC to any tax.

                  This Class B Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used without definition in this Class B Certificate which are defined in the Agreement have the meanings assigned to them in the Agreement.

                  Unless the certificate of authentication hereon has been executed by the Trustee or a duly authorized Authenticating Agent by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, Citicorp Mortgage Securities, Inc. has caused this Class B Certificate to be duly executed under its official seal.


                                    CITICORP MORTGAGE SECURITIES, INC.



                                    By:______________________________
                                           Senior Vice President


[SEAL]


Attest:



___________________________
   Assistant Secretary

                  This is one of the Class B Certificates referred to in the within mentioned Agreement.


                                    [TRUSTEE],
                                       as Trustee



                                    By:______________________________
                                            Authorized Signature

Date: ________ __, 1999

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this Class B Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _______________ Custodian ____________________
                        (Cust)                      (Minor)
Under Uniform Gifts to Minors Act ___________________________________
                                               (State)

                      Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
________________________________________
________________________________________
(Please print or typewrite name and address, including zip code, of assignee)

________________________________________
the within Class B Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________
attorney to transfer said Class B Certificate on the books of the Certificate Registrar with full power of substitution in the premises.

Dated:   ________________  __________________________

Signature Guaranteed by:_________________________________________

NOTICE: the signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a member of a Signature Guarantee Medallion

                                  EXHIBIT A-10
                     [FORM OF RESIDUAL CLASS LR CERTIFICATE]


           THIS CLASS LR CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE
       SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OR OFFERED
        FOR SALE, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH SALE,
         TRANSFER OR OTHER DISPOSITION IS MADE PURSUANT TO AN EFFECTIVE
        REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE BLUE SKY
        LAW OR UNLESS AN EXEMPTION UNDER SUCH ACT AND ANY APPLICABLE BLUE
                              SKY LAW IS AVAILABLE.

       TRANSFER OF THIS CLASS LR CERTIFICATE IS RESTRICTED AS SET FORTH IN
        SECTION 5.02 OF THE AGREEMENT DESCRIBED HEREIN. AS A CONDITION OF
      OWNERSHIP OF THIS CLASS LR CERTIFICATE, A TRANSFEREE HEREOF SHALL BE
       REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE
      TO THE EFFECT THAT (A) IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH
      TERM IS DEFINED IN SECTION 860E(e)(5) OF THE INTERNAL REVENUE CODE OF
      1986, AS AMENDED (THE "CODE"), (B) IT IS NOT ACQUIRING THIS CLASS LR
          CERTIFICATE AS AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER
           MIDDLEMAN) ON BEHALF OF A DISQUALIFIED ORGANIZATION, (C) IT
      UNDERSTANDS THAT IT MAY INCUR TAX LIABILITIES IN EXCESS OF CASH FLOWS
         GENERATED BY THE RESIDUAL INTEREST AND IT INTENDS TO PAY TAXES
        ASSOCIATED WITH HOLDING THE RESIDUAL INTEREST AS THEY BECOME DUE,
        (D) IT HISTORICALLY HAS PAID ITS DEBTS AS THEY HAVE COME DUE AND
      INTENDS TO PAY ITS DEBTS AS THEY COME DUE IN THE FUTURE AND (E) IT IS
         NOT A NON-PERMITTED FOREIGN HOLDER (AS SUCH TERM IS DEFINED IN
       SECTION 5.02 OF THE STANDARD TERMS). A TRANSFEREE OF THIS CLASS LR
       CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS
      CLASS LR CERTIFICATE SUBJECT TO SUCH RESTRICTIONS ON TRANSFERABILITY,
          AND TO HAVE CONSENTED TO SUCH AMENDMENTS TO THE AGREEMENT AS
       MAY BE REQUIRED TO FURTHER ENSURE THAT THIS CLASS LR CERTIFICATE IS
       NOT TRANSFERRED TO A DISQUALIFIED ORGANIZATION, AN AGENT THEREOF OR
                         A NON-PERMITTED FOREIGN HOLDER.

       THIS CLASS LR CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO
           ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
         FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT
    INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE
          INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY
       GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO
         ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT,
            SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE
      (COLLECTIVELY, A "PLAN") OR ANY PERSON INVESTING THE ASSETS OF A PLAN
      EXCEPT AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT DESCRIBED HEREIN.

                 REMIC PASS-THROUGH CERTIFICATES, SERIES 1999-__
                              CLASS LR CERTIFICATE

               representing an ownership interest in a trust fund
                     consisting primarily of mortgage loans
                                   acquired by

                       CITICORP MORTGAGE SECURITIES, INC.


Certificate No. 1                                       100% Percentage Interest


                  THIS CERTIFIES THAT, for value received, [Citicorp Mortgage, Inc.] is the registered Holder of the Percentage Interest set forth above, representing an ownership interest in the trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement dated as of _______ 1, 1999 (the "Agreement") between Citicorp Mortgage Securities, Inc. ("CMSI") and [TRUSTEE], in its individual capacity and as trustee (the "Trustee", which term includes any successor trustee), the assets of which consist of (i) a pool of fixed-rate, conventional one- to four-family mortgage loans (the "Mortgage Loans") originated or acquired by Citicorp Mortgage, Inc. ("CMI"), with a final maturity of greater than 15 but not more than 30 years, (ii) funds in the Certificate Account (including any investment of funds contained therein) and (iii) certain related property.

                  An election will be made to the Trust Fund as a real estate mortgage investment conduit (the "REMIC"). This Class LR Certificate represents a "residual interest" in the REMIC within the meaning of Code Section 860G(a)(2). As a condition of ownership hereof, the Holder hereof agrees that it will not take or cause to be taken any action that would adversely affect the status of the Trust Fund as a REMIC. The Holder hereof further agrees to the designation of the Servicer as its agent to act as "tax matters person" for purposes of Subchapter C of Chapter 63 of Subtitle F of the Code or, if requested by the Servicer, to act as tax matters person.

                  This Class LR Certificate is one of a duly authorized issue of REMIC Pass-Through Certificates, Series 1999-__ (the "Certificates"), consisting of three Classes of Certificates and one Class of Residual Certificates. The registered Holder of this Class LR Certificate is entitled to receive distributions from the Trustee on the 25th day of each month or, if such day is not a Business Day, on the next succeeding Business Day, commencing in _______, 1999 (each a "Distribution Date"), to the extent funds are available, as described in the Agreement. Each such distribution, if any, to Holders will, as provided in the Agreement, be made to the Person in whose name this Class LR Certificate (or one or more Predecessor Certificates) is registered at the close of business on the Record Date for such distribution, which shall be the last Business Day of the month preceding the month of such Distribution Date. This Class LR Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class LR Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  NEITHER THIS CLASS LR CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS LR CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CMSI, CMI, CITIBANK, ANY AFFILIATE THEREOF, OR THEIR ULTIMATE PARENT, CITIGROUP INC.

                  Distributions on this Class LR Certificate will be made by check mailed to the Person entitled thereto, as specified by such Person in accordance with the terms of the Agreement or, if eligible for wire transfer and requested in writing in accordance with the Agreement, by wire transfer or by such other means as the Person entitled thereto, the Paying Agent, the Trustee and CMSI shall agree. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class LR Certificate will be made after due notice to such Holder of the pendency of such distribution and only upon presentation and surrender of this Class LR Certificate at the office or agency specified in the notice of final payment maintained for that purpose.

                  The Agreement generally permits the amendment thereof at any time by CMSI and the Trustee with the consent of the Holders of Certificates evidencing interests aggregating not less than 66 2/3% of the Voting Interests of the Certificates materially and adversely affected by such amendment and, if the Residual Certificates are materially and adversely affected by such amendment, 66 2/3% of the Percentage Interests of the Residual Certificates; however, amendments reducing the amount or delaying the timing of distributions on the Certificates and certain other matters require the consent of all Holders. Any such consent by the Holder of this Class LR Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Class LR Certificate and of any Class LR Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Class LR Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class LR Certificate is registrable in the Certificate Register upon surrender of this Class LR Certificate for registration of transfer, accompanied by a written instrument of transfer in form satisfactory to CMSI, the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class LR Certificates of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Class LR Certificate is issuable only as a registered Certificate in the minimum denominations set forth in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Class LR Certificate is exchangeable for new Class LR Certificates of authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  CMSI, the Trustee and Certificate Registrar and any agent of CMSI, the Trustee or the Certificate Registrar may treat the Person in whose name this Class LR Certificate is registered as the owner hereof for all purposes, and neither CMSI, the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

                  As of the Cut-Off Date, the latest scheduled maturity of any Mortgage Loan in the Trust Fund was not later than _______ 1, 2029. The obligations and responsibilities created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon (a) the repurchase by CMSI of all Mortgage Loans then outstanding and all property acquired in respect of any other Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (i) 100% of the Adjusted Balance of each Mortgage Loan outstanding on the first day of the month of repurchase (after giving effect to payments of principal due on such first day) plus accrued and unpaid interest thereon at the Net Note Rate per annum on the Mortgage Loans to but not including the Due Date in the month in which the related distribution is made to Certificateholders, after the deduction of related unreimbursed Trustee Advances made prior to the month of repurchase (other than such payments and advances in respect of interest in excess of the Net Note Rate per annum on the Mortgage Loans) and
(ii) the appraised value of any acquired property (less the good faith estimate of CMSI of liquidation expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by CMSI and the Trustee, or (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by Transfer Instrument in lieu of foreclosure of any such Mortgage Loan and (ii) the payment to the Certificateholders of all amounts in the Certificate Account required to be paid to them pursuant to the Agreement. The exercise of the right of CMSI to repurchase the Mortgage Loans and property in respect of the Mortgage Loans will result in early retirement of the Certificates, such right of CMSI to repurchase being subject to (i) the aggregate Adjusted Balance of the Mortgage Loans at the time of repurchase being less than 5% of the aggregate Adjusted Balance of the Mortgage Loans as of the Cut-Off Date and (ii) receipt by the Trustee of an Opinion of Counsel or other evidence satisfactory to it that such repurchase will be part of a "qualified liquidation" within the meaning of Code
Section 860F(a)(4)(A), will not otherwise adversely affect the status of the Trust Fund as a REMIC and will not otherwise subject the REMIC to any tax.

                  This Class LR Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used without definition in this Class LR Certificate which are defined in the Agreement have the meanings assigned to them in the Agreement.

                  Unless the certificate of authentication hereon has been executed by the Trustee or a duly authorized Authenticating Agent by manual signature, this Class LR Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, Citicorp Mortgage Securities, Inc. has caused this Class LR Certificate to be duly executed under its official seal.


                                    CITICORP MORTGAGE SECURITIES, INC.



                                    By_______________________________
                                           Senior Vice President


[SEAL]


Attest:



_______________________________
     Assistant Secretary

                  This is one of the Class LR Certificates referred to in the within mentioned Agreement.


                                    [TRUSTEE],
                                       as Trustee



                                    By__________________________
                                         Authorized Signature

Date: _______ __, 1999

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this Class LR Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -_______________Custodian_______________
                       (Cust)                  (Minor)
Under Uniform Gifts to Minors Act_________________________
                                          (State)

                  Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

________________________________________
________________________________________
(Please print or typewrite name and address, including zip code, of assignee)

________________________________________
the within Class LR Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________
attorney to transfer said Class LR Certificate on the books of the Certificate Registrar with full power of substitution in the premises.

Dated:_____________      ___________________

Signature Guaranteed by________________________________

NOTICE: the signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a member of a Signature Guarantee Medallion Program.

                                  EXHIBIT A-11
                     [FORM OF RESIDUAL CLASS R CERTIFICATE]


      THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES
       ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OR OFFERED FOR SALE,
       TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH SALE, TRANSFER OR
         OTHER DISPOSITION IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION
           STATEMENT UNDER SUCH ACT AND ANY APPLICABLE BLUE SKY LAW OR
         UNLESS AN EXEMPTION UNDER SUCH ACT AND ANY APPLICABLE BLUE SKY
                               LAW IS AVAILABLE.

       TRANSFER OF THIS CLASS R CERTIFICATE IS RESTRICTED AS SET FORTH IN
        SECTION 5.02 OF THE AGREEMENT DESCRIBED HEREIN. AS A CONDITION OF
       OWNERSHIP OF THIS CLASS R CERTIFICATE, A TRANSFEREE HEREOF SHALL BE
          REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR, CITICORP
     MORTGAGE SECURITIES, INC. AND THE TRUSTEE TO THE EFFECT THAT (A) IT IS
       NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN SECTION 860E(e)(5) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"),
     (B) IT IS NOT ACQUIRING THIS CLASS R CERTIFICATE AS AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) ON BEHALF OF A DISQUALIFIED
     ORGANIZATION, (C) IT UNDERSTANDS THAT IT MAY INCUR TAX LIABILITIES IN
         EXCESS OF CASH FLOWS GENERATED BY THE RESIDUAL INTEREST AND IT INTENDS TO PAY TAXES ASSOCIATED WITH HOLDING THE RESIDUAL INTEREST
    AS THEY BECOME DUE, (D) IT HISTORICALLY HAS PAID ITS DEBTS AS THEY HAVE
      COME DUE AND INTENDS TO PAY ITS DEBTS AS THEY COME DUE IN THE FUTURE
        AND (E) IT IS NOT A NON-PERMITTED FOREIGN HOLDER (AS SUCH TERM IS
      DEFINED IN SECTION 5.02 OF THE STANDARD TERMS). A TRANSFEREE OF THIS
          CLASS R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE
        ACCEPTED THIS CLASS R CERTIFICATE SUBJECT TO SUCH RESTRICTIONS ON
        TRANSFERABILITY, AND TO HAVE CONSENTED TO SUCH AMENDMENTS TO THE AGREEMENT AS MAY BE REQUIRED TO FURTHER ENSURE THAT THIS CLASS R CERTIFICATE IS NOT TRANSFERRED TO A DISQUALIFIED ORGANIZATION, AN
                AGENT THEREOF OR A NON-PERMITTED FOREIGN HOLDER.

       THIS CLASS R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO
           ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
         FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT
    INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE
          INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY
       GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO
         ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT,
            SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE
      (COLLECTIVELY, A "PLAN") OR ANY PERSON INVESTING THE ASSETS OF A PLAN
      EXCEPT AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT DESCRIBED HEREIN.

                 REMIC PASS-THROUGH CERTIFICATES, SERIES 1999-__

                               CLASS R CERTIFICATE

               representing an ownership interest in a trust fund
                     consisting primarily of mortgage loans
                                   acquired by

                       CITICORP MORTGAGE SECURITIES, INC.


Certificate No. 1                                       100% Percentage Interest


                  THIS CERTIFIES THAT, for value received, Citicorp Mortgage Securities, Inc. is the registered Holder of the Percentage Interest set forth above, representing an ownership interest in the trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement dated as of ________ 1, 1999 (the "Agreement") between Citicorp Mortgage Securities, Inc. ("CMSI") and [TRUSTEE], in its individual capacity and as trustee (the "Trustee", which term includes any successor trustee), the assets of which consist of (i) a pool of 20- to 30-year fixed-rate, conventional one- to four-family mortgage loans (the "Mortgage Loans") originated or acquired by CMI, (ii) funds in the Certificate Account (including any investment of funds contained therein) and (iii) certain related property.

                  Elections will be made to treat two segregated asset pools within the Trust Fund as real estate mortgage investment conduits (each, a "REMIC," or in the alternative, the "Lower-Tier REMIC" and the "Upper-Tier REMIC," respectively). This Class R Certificate represents a "residual interest" in the Upper-Tier REMIC within the meaning of Code Section 860G(a)(2). As a condition of ownership hereof, the Holder hereof agrees that it will not take or cause to be taken any action that would adversely affect the status of either of the two segregated asset pools comprising the Trust Fund as a REMIC. The Holder hereof further agrees to the designation of the Servicer as its agent to act as "tax matters person" for purposes of Subchapter C of Chapter 63 of Subtitle F of the Code or, if requested by the Servicer, to act as tax matters person.

                  This Class R Certificate is one of a duly authorized issue of REMIC Pass-Through Certificates, Series 1999-__ (the "Certificates") consisting of three Classes of Certificates and two Classes of Residual Certificates. The registered Holder of this Class R Certificate is entitled to receive distributions from the Trustee on the 25th day of each month or, if such day is not a Business Day, on the next succeeding Business Day, commencing in ________ 1999 (each a "Distribution Date"), to the extent funds are available, as described in the Agreement. Each such distribution, if any, to Holders will, as provided in the Agreement, be made to the Person in whose name this Class R Certificate (or one or more Predecessor Certificates) is registered at the close of business on the Record Date for such distribution, which shall be the last Business Day of the month preceding the month of such Distribution Date. This Class R Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class R Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  NEITHER THIS CLASS R CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS R CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CMSI, CMI, CITIBANK, ANY AFFILIATE THEREOF, OR THEIR ULTIMATE PARENT, CITIGROUP INC.

                  Distributions on this Class R Certificate will be made by check mailed to the Person entitled thereto, as specified by such Person in accordance with the terms of the Agreement or, if eligible for wire transfer and requested in writing in accordance with the Agreement, by wire transfer or by such other means as the Person entitled thereto, the Paying Agent, the Trustee and CMSI shall agree. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class R Certificate will be made after due notice to such Holder of the pendency of such distribution and only upon presentation and surrender of this Class R Certificate at the office or agency specified in the notice of final payment maintained for that purpose.

                  The Agreement generally permits the amendment thereof at any time by CMSI and the Trustee with the consent of the Holders of Certificates evidencing interests aggregating not less than 66 2/3% of the Voting Interests of the Certificates materially and adversely affected by such amendment and, if a Class of the Residual Certificates is materially and adversely affected by such amendment, 66 2/3% of the Percentage Interests of each affected Class of the Residual Certificates; however, amendments reducing the amount or delaying the timing of distributions on the Certificates and certain other matters require the consent of all Holders. Any such consent by the Holder of this Class R Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Class R Certificate and of any Class R Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Class R Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class R Certificate is registrable in the Certificate Register upon surrender of this Class R Certificate for registration of transfer, accompanied by a written instrument of transfer in form satisfactory to CMSI, the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class R Certificates of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Class R Certificate is issuable only as a registered Certificate in the minimum denominations set forth in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Class R Certificate is exchangeable for new Class R Certificates of authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  CMSI, the Trustee and Certificate Registrar and any agent of CMSI, the Trustee or the Certificate Registrar may treat the Person in whose name this Class R Certificate is registered as the owner hereof for all purposes, and neither CMSI, the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

                  As of the Cut-Off Date, the latest scheduled maturity of any Mortgage Loan in the Trust Fund was not later than ________ 1, 2029. The obligations and responsibilities created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon (a) the repurchase by CMSI of all Mortgage Loans then outstanding and all property acquired in respect of any other Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (i) 100% of the Adjusted Balance of each Mortgage Loan outstanding on the first day of the month of repurchase (after giving effect to payments of principal due on such first day) plus accrued and unpaid interest thereon at the Net Note Rate per annum on the Mortgage Loans to but not including the Due Date in the month in which the related distribution is made to Certificateholders, after the deduction of related unreimbursed Trustee Advances made prior to the month of repurchase (other than such payments and advances in respect of interest in excess of the Net Note Rate per annum on the Mortgage Loans) and
(ii) the appraised value of any acquired property (less the good faith estimate of CMSI of liquidation expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by CMSI and the Trustee, or (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by Transfer Instrument in lieu of foreclosure of any such Mortgage Loan and (ii) the payment to the Certificateholders of all amounts in the Certificate Account and the Upper-Tier REMIC Account required to be paid to them pursuant to the Agreement. The exercise of the right of CMSI to repurchase the Mortgage Loans and property in respect of the Mortgage Loans will result in early retirement of the Certificates, such right of CMSI to repurchase being subject to (i) the aggregate Adjusted Balance of the Mortgage Loans at the time of repurchase being less than 5% of the aggregate Adjusted Balance of the Mortgage Loans as of the Cut-Off Date and (ii) receipt by the Trustee of an Opinion of Counsel or other evidence satisfactory to it that such repurchase will be part of a "qualified liquidation" within the meaning of Code Section 860F(a)(4)(A), will not otherwise adversely affect the status of the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC and will not otherwise subject the Upper-Tier REMIC or the Lower-Tier REMIC to any tax.

                  This Class R Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used without definition in this Class R Certificate which are defined in the Agreement have the meanings assigned to them in the Agreement.

                  Unless the certificate of authentication hereon has been executed by the Trustee or a duly authorized Authenticating Agent by manual signature, this Class R Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, Citicorp Mortgage Securities, Inc. has caused this Class R Certificate to be duly executed under its official seal.


                                    CITICORP MORTGAGE SECURITIES, INC.



                                    By:______________________________
                                           Senior Vice President



[SEAL]


Attest:



_____________________________
    Assistant Secretary

This is one of the Class R Certificates referred to in the within mentioned Agreement.


                                    [TRUSTEE]
                                       as Trustee



                                    By:______________________________
                                            Authorized Signature

Date: ________ __, 1999

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this Class R Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _______________ Custodian __________________
                        (Cust)                     (Minor)
Under Uniform Gifts to Minors Act ___________________________________
                                              (State)

                             Additional abbreviations may also be used though
not in the above list.
________________________________________________________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

________________________________________
________________________________________

(Please print or typewrite name and address, including zip code, of assignee)

________________________________________
the within Class R Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________
attorney to transfer said Class R Certificate on the books of the Certificate Registrar with full power of substitution in the premises.

Dated:   ________________  __________________________

Signature Guaranteed by_________________________________________

NOTICE: the signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a member of a Signature Guarantee Medallion Program.

                                    EXHIBIT B
                             MORTGAGE LOAN SCHEDULE



                               DEEMED INCORPORATED

                                    EXHIBIT C
                 [FORM OF MORTGAGE DOCUMENT CUSTODIAL AGREEMENT]

                      MORTGAGE DOCUMENT CUSTODIAL AGREEMENT

                           Dated as of ______ 1, 1999


                  [TRUSTEE], a ________ trust company, as trustee (the "Trustee"), BANK ONE TRUST COMPANY, N.A., a national banking association ("Bank One") and CITICORP MORTGAGE SECURITIES, INC., a Delaware corporation ("CMSI"), agree as follows:

                  WHEREAS, concurrently herewith, the Trustee and CMSI are entering into a Pooling and Servicing Agreement dated as of ______ 1, 1999 relating to REMIC Pass-Through Certificates, Series 1999-__ (the "Pooling Agreement", the terms defined therein being used herein with the same meaning), pursuant to which CMSI shall transfer, assign, set-over and otherwise convey to the Trustee, without recourse, all of CMSI's right, title and interest in and to the mortgage loans identified in Exhibit B to the Pooling Agreement (the "Mortgage Loans"); and

                  WHEREAS, in connection with such transfer and assignment and pursuant to the Pooling Agreement, Bank One has been designated by CMSI to act as custodian of the Mortgage Files (including as both Mortgage Document Custodian and Mortgage Note Custodian);

                  WITNESSETH THAT:

                  In consideration of the premises and of the mutual agreements herein contained, CMSI, Bank One and the Trustee agree as follows:

         1. Appointment as Custodian; Acknowledgment of Receipt. (a) Subject to the terms and conditions herein, Bank One is hereby appointed, and Bank One hereby accepts such appointment, as the Mortgage Document Custodian to maintain custody of the Mortgage Files, including the Mortgage Notes and the Co-op Documents, for and on behalf of the Trustee in accordance herewith and the terms of the Pooling Agreement. CMSI has delivered to Bank One, as Custodian, the Mortgage Files, including the Mortgage Notes and Co-op Documents referred to in Section 2.01 of the Pooling Agreement. Bank One hereby acknowledges receipt of the Mortgage Files, including the Mortgage Documents referred to and required to be delivered with respect to each Mortgage Loan pursuant to Section 2.01 of the Pooling Agreement. From time to time, CMSI, as Servicer, shall forward to Bank One additional documents evidencing an assumption or modification of a Mortgage Loan and such documents shall be held by Bank One in the related Mortgage File in accordance with the terms of the Agreement and the Pooling Agreement.

         (b) Bank One hereby certifies to the Trustee that Bank One is qualified to serve as Mortgage Document Custodian and Mortgage Note Custodian under the Pooling Agreement. CMSI hereby agrees to pay the reasonable custodial fees and expenses of Bank One or its successor, including the Trustee if the

                  Trustee shall henceforth hold any of the Mortgage Files directly as custodian. Upon receipt of notice from Bank One or the Trustee to the effect that Bank One has failed to hold, release and otherwise perform with respect to the Mortgage Files as required by the terms of this Agreement, CMSI shall take such steps as may be required to cause Bank One to be in compliance with the terms hereof and the Pooling Agreement.

         (c) Notwithstanding anything to the contrary in this Agreement, the parties hereto acknowledge and agree that Bank One shall act as Mortgage Document Custodian and as Mortgage Note Custodian hereunder and under the Pooling Agreement solely for the benefit of the Trustee and the Certificateholders.

         2. Maintenance of Office. Bank One agrees to maintain the Mortgage Files identified in Exhibit B to the Pooling Agreement, said Exhibit being incorporated herein by reference, and each Mortgage File being identified therein by loan number, address of mortgaged property and name of Mortgagor, at the office of Bank One located at 1080 Oliver Road, Monroe, Louisiana 71201 or at such other office of Bank One as it shall designate from time to time after giving the Trustee 30 days' prior written notice. Bank One shall also send 30 days' prior notice to CMSI at 909 Third Avenue, 30th Floor, New York, New York 10043, Attention: A. LaBarbera, of such change.

         3. Duties of Mortgage File Custodian. As Custodian, Bank One shall have and perform all of the powers and responsibilities of the Mortgage Document Custodian and Mortgage Note Custodian set forth in the Pooling Agreement, including but not limited to the following powers and duties:

         (a) Safekeeping. To segregate the Mortgage Files from all other mortgages and mortgage notes and similar records in its possession, to maintain the Mortgage Files in a secure and fireproof facilities in accordance with customary standards for such custody, to identify the Mortgage Files and the Co-op Documents as being held and to hold the Mortgage Files for and on behalf of the Trustee for the benefit of all present and future Certificateholders, to maintain accurate records pertaining to Mortgages in the Mortgage Files as will enable the Trustee to comply with the terms and conditions of the Pooling Agreement, to maintain at all times a current inventory thereof and to conduct periodic physical inspections of the Mortgage Files held by it under this Agreement in such a manner as shall enable the Trustee and Bank One to verify the accuracy of such record-keeping, inventory and physical possession. Bank One will promptly report to the Trustee and CMSI any failure on its part to hold the Mortgage Files as herein provided and shall promptly take appropriate action to remedy any such failure.

         (b) Release of Documents. In general, from time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, Bank One is hereby authorized, upon receipt of a direction to release documents pursuant to Section 3.22 of the Pooling Agreement, to release to such party or its designee, as directed, the related Mortgage File or the documents set forth in such request. All documents so released shall be held by the recipient in trust for the benefit of the Trustee in accordance with the Pooling Agreement. Such Mortgage Files shall be returned to Bank One when the need therefor in connection with such foreclosure or servicing no longer exists, unless the Mortgage Loan shall have been liquidated or paid in full. In addition, to release any Mortgage or Mortgage Note to CMSI after purchase by CMSI of the related Mortgage Loan or the property securing such Mortgage Loan, all as provided in, and subject to the provisions of, the Pooling Agreement.

         (c) Review of Mortgage Files; Administration; Reports. In general, to attend to all non-discretionary details in connection with maintaining custody of the Mortgage Files, including without limitation to review each Mortgage File within 90 days after issuance of the Certificates, to ascertain that all documents required to be delivered pursuant to Section 2.01 of the Pooling Agreement have been executed, received and recorded, if applicable, and, in connection therewith, to deliver such reports and certifications to the Trustee and CMSI as are required by the Pooling Agreement. If in the course of such review, or if at any time during the term of this Agreement, Bank One determines that a document or documents constituting part of a Mortgage File is defective or missing, it shall promptly so notify the Trustee and CMSI in accordance with the provisions of Section 2.02 of the Pooling Agreement and shall, within 30 days thereafter, provide the Trustee with an updated report certifying as to the completeness of the Mortgage File, with any applicable exceptions noted thereon. Bank One shall assist the Trustee generally in the preparation of reports to Certificateholders or to regulatory bodies to the extent necessitated by Bank One's custody of the Mortgage Files.

         4. Access to Records. Bank One shall permit the Trustee, CMSI or any Subservicer appointed by CMSI or their duly authorized representatives, attorneys or auditors to inspect the Mortgage Files and the books and records maintained by Bank One or temporarily remove one or more Mortgage or Mortgage Notes for purposes of servicing the Mortgages pursuant hereto at such times as the Trustee, CMSI or any Subservicer may reasonably request, subject only to compliance by the Trustee, CMSI or any Subservicer with the security procedures of Bank One applied by Bank One to its own employees having access to these and similar records.

         5. Instructions; Authority to Act. Bank One shall be deemed to have received proper instructions with respect to the Mortgage Files upon its receipt of written instructions signed by a Responsible Officer of the Trustee or a Servicing Officer of the Servicer. A certified copy of a resolution of the Board of Directors of the Trustee may be accepted by Bank One as conclusive evidence of the authority of any such officer to act and may be considered as in full force and effect until receipt of written notice to the contrary by Bank One from the Trustee, CMSI or any Subservicer. Such instructions may be general or specific in terms.

         6. Indemnification. Bank One agrees to indemnify the Trustee for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever which may be imposed on, incurred or asserted against the Trustee as the result of any act or omission in any way relating to the maintenance and custody by Bank One of the Mortgage Files; provided, however, that

Bank One shall not be liable for any portion of any such amount resulting from the gross negligence or willful misconduct of the Trustee.

         7. Advice of Counsel. Bank One shall be entitled to rely and act upon advice of counsel with respect to its performance hereunder as custodian and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable Federal or State law.

         8. Effective Period, Termination and Amendment, and Interpretive and Additional Provisions. This Agreement shall become effective as of the date hereof and shall continue in full force and effect until terminated as hereinafter provided, and may be amended at any time by mutual agreement of the parties hereto. This Agreement may be terminated (a) by the resignation by Bank One as Custodian hereunder or (b) by either CMSI or the Trustee, but only by reason of a material breach by Bank One of its responsibilities, duties or obligations hereunder or under the Pooling Agreement. In each case, such termination shall be effected in a writing delivered or mailed, postage prepaid, to the other parties, such termination to take effect no sooner than sixty (60) days after the date of such delivery or mailing. Upon notice of such termination, CMSI shall use its reasonable best efforts to select a successor custodian reasonably acceptable to the Trustee upon substantially the same terms and conditions as set forth in this Agreement. In the event that no such successor custodian has been selected by the 50th day after such notice, the Trustee may, upon prior notice to CMSI, select a successor custodian. If no successor custodian has been selected by CMSI or the Trustee by the effective date of such termination, the Trustee shall act as Mortgage Document Custodian and Mortgage Note Custodian on and after such effective date, unless thereafter the Trustee and CMSI shall agree as to a successor custodian. Concurrently with, or as soon as practicable after, the termination of this Agreement, Bank One shall redeliver the Mortgage Files (x) if a successor custodian has been selected as aforesaid, to such successor custodian at such place as it may reasonably designate or (y) otherwise, to the Trustee or its designee at such place as the Trustee may reasonably designate. In connection with the administration of this Agreement, the parties hereto may agree from time to time upon the interpretation of the provisions of this Agreement as may in their opinion be consistent with the general tenor and purposes of this Agreement, any such interpretation to be signed and annexed hereto.

         9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         10. Notices. Notices and other writings shall be delivered or mailed, postage prepaid, to the Trustee at ______________________ Attention:
Mortgage Backed and Select Securities Group, CMSI 1999-__; or to Bank One at the address set forth in Section 2, Attention: Deirdre J. Linkletter; or to CMSI at the address set forth in Section 2; or to such other address as the Trustee, CMSI or Bank One may hereafter specify in writing. Notices or other writings shall be effective only upon actual receipt by the parties.

         11. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Trustee and Bank One and their respective successors and assigns. Concurrently with the appointment of a successor trustee as provided in Section 8.07 of the Pooling Agreement, the

Trustee, CMSI and Bank One shall amend this Agreement to make said successor trustee the successor to the Trustee hereunder.

         12. Counterparts. This Agreement may be signed in any number of counterparts, each of which will be deemed an original, which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.


                                    [TRUSTEE],
                                       as Trustee under the Pooling and
                                       Servicing Agreement referred to above



                                    By:______________________________




                                    BANK ONE TRUST COMPANY, N.A.,
                                      as Custodian



                                    By:______________________________



                                    CITICORP MORTGAGE SECURITIES, INC.



                                    By:______________________________
                                           Senior Vice President

                                   EXHIBIT D
                         FORM OF SUBSERVICING AGREEMENT


         This SUBSERVICING AGREEMENT dated as of ________ 1, 1999 by and between Citicorp Mortgage Securities, Inc. ("CMSI") and Citicorp Mortgage, Inc., a Delaware corporation (the "Subservicer");

         WHEREAS, CMSI intends to offer REMIC Pass-Through Certificates designated Series 1999-__, Senior Class A CitiCertificates, Senior Subordinated Class M CitiCertificates and Subordinated Class B CitiCertificates (the "CitiCertificates");

         WHEREAS, CMSI has entered into a Pooling and Servicing Agreement (the "Agreement") dated as of ______ 1, 1999 with [Trustee], in its individual capacity and as Trustee, in connection with the issuance of the CitiCertificates; and

         WHEREAS, Section 6.06 of the Agreement provides that CMSI may at any time without notice or consent, delegate any duties thereunder to any corporation, including a corporation more than 50% of the stock of which is owned, directly or indirectly, by Citicorp;

         NOW THEREFORE, in consideration of the foregoing, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CMSI and the Subservicer hereby agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. Unless otherwise indicated, all citations to section numbers herein are references to sections in the Agreement.

2. Appointment of Subservicer. CMSI hereby appoints the Subservicer as subservicer of the mortgage loans listed in Exhibit B to the Agreement (the "Mortgage Loans") under the Agreement and delegates all its servicing and administrative duties with respect to the Mortgage Loans or otherwise under the Agreement to the Subservicer, including its position as fiduciary of the Trust Fund, and the Subservicer hereby agrees to perform all such servicing duties of CMSI with respect to the Mortgage Loans set forth in the Agreement. The Subservicer covenants and agrees that it will service the Mortgage Loans in accordance with and in the manner specified in the Agreement.

3.       Subservicing Fees.

         (a) Subject to the following proviso, CMSI is entitled as servicer under the Agreement to receive a fee in an amount equal to 0.__% per annum of the aggregate Adjusted Balance of the Mortgage Loans. In addition to such servicing fee, CMSI is entitled to receive any prepayment charges, assumption fees, late payment charges, and other similar charges and fees, all to the extent collected from the Mortgagors with respect to the Mortgage Loans; provided, however, that CMSI is obligated to make certain payments into the Certificate Account pursuant to Section 3.25 of the Agreement.

         (b) As compensation for its services, CMSI agrees to pay the Subservicer monthly a subservicing fee equal to the aggregate amount received pursuant to clause (a). Notwithstanding anything herein to the contrary, unless otherwise directed by CMSI, the Subservicer shall collect all items referred to in clause (a) and retain the same as compensation for the performance of its duties as Subservicer; provided, however, that on or before the Business Day next preceding the related Determination Date, the Subservicer shall pay to CMSI an amount equal to the amount that CMSI is required to deposit into the Certificate Account with respect to the Mortgage Loans pursuant to Section 3.21 of the Agreement.

4. Payment of Servicing Expenses. The Subservicer agrees to pay any fees and expenses of the Trustee, Certificate Registrar, Paying Agent, Authenticating Agent and Independent Accountants. In addition, all other expenses incurred in connection with the servicing of the Mortgage Loans in the Pool, including but not limited to payment of all fees and expenses in connection with the realization upon defaulted Mortgage Loans in the Pool, and payment of expenses incurred in connection with distributions and reports to Certificateholders, shall be paid by the Subservicer.

5. Indemnification. The Subservicer agrees to indemnify, defend and hold harmless CMSI against any and all losses, damages, penalties, fines, forfeitures, legal fees and related costs, and judgments resulting from the Subservicer's failure to perform under this Subservicing Agreement or under the terms and conditions of the Agreement.

6. Independent Contractor. Nothing contained herein shall be deemed or construed to create a co-partnership or joint venture between CMSI and the Subservicer, and the services of the Subservicer shall be rendered as an independent contractor and not as an employee or agent of CMSI.

7. Choice of Law. This Subservicing Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York.

8. Amendment. This Subservicing Agreement may not be amended or modified orally, and no provision of this Subservicing Agreement may be waived or amended except in a writing signed by CMSI and the Subservicer. No amendment or modification of this Subservicing Agreement which has a material adverse effect on holders of CitiCertificates shall be effective unless consented to in writing by the Trustee. The Trustee shall be protected in consenting to any such change to the same extent provided in Article X of the Agreement.

9. Termination; Replacement. This Subservicing Agreement shall terminate upon any termination of CMSI as Servicer under the Agreement. CMSI may terminate this Subservicing Agreement if the Subservicer defaults in the performance of any of its duties hereunder or under the Agreement. CMSI may replace the Subservicer as subservicer hereunder on thirty days' written notice, with any housing finance institution or corporation, including a housing finance institution or corporation which is an affiliate of CMSI with a net worth as of the end of its latest fiscal year of not less than $5,000,000. Any such replacement subservicer shall execute a subservicing agreement substantially in the form of this Subservicing Agreement.

10. Trustee Beneficiary. The representations and agreements made by the Subservicer in this Subservicing Agreement are made for the benefit of, and may be enforced by, the Trustee and the holders of CitiCertificates to the same extent that the Trustee and the holders of CitiCertificates, respectively, have rights against CMSI under the Agreement in respect of representations and agreements made by CMSI therein with respect to the Mortgage Loans.

 11. Subservicer not to Resign; Right to Delegate. The Subservicer shall not resign as subservicer hereunder except upon determination (evidenced by the delivery of an opinion of counsel reasonably acceptable to the Trustee) that the performance of its duties hereunder is no longer permissible under applicable law. The Subservicer shall have the right to delegate its duties hereunder to any corporation more than 50% of the voting stock of which is owned, directly or indirectly, by Citicorp. No such delegation shall relieve the Subservicer of its obligations hereunder.

         IN WITNESS WHEREOF, CMSI and the Subservicer have executed this Subservicing Agreement effective as of the date first written above.


                                     CITICORP MORTGAGE SECURITIES, INC.



                                     By:_______________________________
                                             Senior Vice President



                                     CITICORP MORTGAGE, INC.



                                     By:________________________________
                                                Vice President

                                    EXHIBIT E
                           [FORM OF PURCHASER LETTER]

                                   [Purchaser]

                                                                          [Date]

Citicorp Mortgage Securities, Inc.
909 Third Avenue, 30th Floor
New York, New York  10043

[TRUSTEE]
Attention: Corporate Trust Department

Ladies and Gentlemen:

         In connection with the purchase by us of $ Initial Stated Amount of the Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-__, Class B-[3][4][5] CitiCertificates, we confirm that:

         1. We understand that the Class B-[3][4][5] CitiCertificates are not being registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities or "blue sky" laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Securities Act and any such laws.

         [2. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investment in the Class B-[3][4][5] CitiCertificates, we are able to bear the economic risk of investment in the Class B-[3][4][5] CitiCertificates and we are an accredited investor as defined in Regulation D under the Securities Act. We have such knowledge and experience in financial and business matters, specifically in the field of mortgage related securities, as to be able to evaluate the risk of purchasing a certificate which is subordinate in right of payment, and we have direct, personal and significant experience in making investments in mortgage related securities. If we are non-institutional investors, our net worth (exclusive of our primary residence) is at least $1,000,000.]

         [2. We are "Qualified Institutional Buyers" within the meaning of Rule 144A promulgated under the Securities Act.]

         3. We will acquire the Class B-[3][4][5] CitiCertificates for our own account or for accounts as to which we exercise sole investment discretion and not with a view to any distribution of the Class B-[3][4][5] CitiCertificates, subject, nevertheless, to the understanding that disposition of our property shall at all times be and remain within our control.

         4. We agree that our Class B-[3][4][5] CitiCertificates must be held indefinitely by us unless subsequently registered under the Securities Act and any applicable state securities or "blue sky" laws or unless exemptions from the registration requirements of the Securities Act and such laws are available.

         5. We agree that in the event that at some future time we wish to sell, dispose of or otherwise transfer any of our Class B-[3][4][5] CitiCertificates, we will not transfer any of such Class B-[3][4][5] CitiCertificates unless:

                  (A) (1) the transfer is made to an Eligible Purchaser (as defined below), (2) a letter to substantially the same effect as this letter is executed promptly by such Eligible Purchaser or by an Eligible Dealer (as defined below) on behalf of such Eligible Purchaser and (3) all offers or solicitations in connection with the sale (if a sale), whether directly or through any agent on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever; or

                  (B) Such Class B-[3][4][5] CitiCertificates are otherwise sold in a transaction that does not require registration under the Securities Act.

         "Eligible Purchaser" means an Eligible Dealer or a corporation, partnership or other entity which we have reasonable grounds to believe and do believe can make representations with respect to itself to substantially the same effect as the representations set forth herein; "Eligible Dealer" means any corporation or other entity having as a principal business acting as a broker or dealer in securities.

         6. We understand that each of the Class B-[3][4][5] CitiCertificates will bear a legend to substantially the following effect:

THIS CLASS B[-3][-4][-5] CITICERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENTS TO THE CLASS A, CLASS A-IO, CLASS M, CLASS B-1 [AND][,] CLASS B-2 [AND CLASS B-3] [, CLASS B-3 AND CLASS B-4] CITICERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN. THIS CLASS B CITICERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4925 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN") OR ANY PERSON INVESTING THE ASSETS OF A PLAN EXCEPT AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT DESCRIBED HEREIN.

THIS CLASS B[-3][-4][-5] CITICERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OR OFFERED FOR SALE, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH SALE, TRANSFER OR OTHER DISPOSITION IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE BLUE SKY LAW OR UNLESS AN EXEMPTION UNDER SUCH ACT AND ANY APPLICABLE BLUE SKY LAW IS AVAILABLE.

                                    Very truly yours,

                                    [Name of Purchaser]

                                    By:*_______________
                                    Name:
                                    Title:


___________________________
* This letter may be signed by Purchaser's attorney-in-fact if an executed power of attorney to such attorney-in-fact is attached hereto; provided that, upon written instruction from the Issuer to the Trustee, no such attachment shall be required.

                                    EXHIBIT F
                             [FORM OF ERISA LETTER]

                                   [Purchaser]

                                                                          [Date]

Citicorp Mortgage Securities, Inc.
909 Third Ave., 30th Floor
New York, NY  10043

[TRUSTEE]
Attention: Corporate Trust Department

Ladies and Gentlemen:

         In connection with the purchase by us of $_______________ Initial Stated Amount of the Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 1999-__, [Class M][Class B-[1][2][3][4][5]]
CitiCertificates we confirm that:

         We (check one)

___ are not an employee benefit plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or any governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or

___ are an insurance company and the source of funds used to purchase the Purchased CitiCertificates is an "insurance company general account" (as such term is defined in Section V (e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 July 12, 1995) and there is no plan with respect to which the amount of such general account's reserves and liabilities for the contract (s) held by or on behalf of such Plan and all other plans maintained by the same employer (or affiliate thereof as defined in Section V
(a) (1) of PTE 95-60) or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I (a) of PTE 95-60) at the date of acquisition or

___ have provided a "Benefit Plan Opinion" satisfactory to Citicorp Mortgage Securities, Inc. and the Trustee of the trust fund. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not (a) cause the assets of the trust fund to be regarded as "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Code or Similar Law (b) give rise to a fiduciary duty under ERISA, Section 4975 of the code or Similar Law on the part of Citicorp Mortgage Securities, Inc., the Servicer or the Trustee with respect to any Plan or (c) constitute a prohibited transaction under ERISA or Section 4975 of the Code of Similar Law.

         [The Certificates will be registered in the name of [Nominee Name] but the undersigned will be the beneficial owner thereof.]



                                    Very truly yours,

                                    [Name of Purchaser]


                                    By:________________
                                    Name:
                                    Title:

______________________
* This letter may be signed by Purchaser's attorney-in-fact if an executed power of attorney to such attorney-in-fact is attached hereto; provided that, upon written instruction from the Issuer to the Trustee, no such attachment shall be required.


                                      F-2